SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Highland Income Fund

(Name of Registrant as Specified in Its Charter)

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Notice of Special Meeting

of Shareholders and Proxy Statement

August 20, 2021, at 8:30 a.m. Central Time

2515 McKinney Avenue, Suite 1100, Dallas, Texas 75201

Dear Shareholder:

You are cordially invited to attend the 2021 Special Meeting of Shareholders of Highland Income Fund (the “Company”) on Friday, August 20, 2021, at 8:30 a.m. Central Time to consider a proposal to change our business from a registered investment company that invests primarily in debt and equity securities to a diversified holding company that seeks to acquire controlling positions in private businesses that, in the Adviser’s view, have the potential for growth in earnings through our active management of the business and that, through our management efforts, could increase in enterprise value and drive growth in returns to our shareholders. We currently anticipate that we will seek to acquire control positions in businesses across various industries and sectors, including, but not limited to, financial services, real estate and healthcare. The Company believes this proposal offers the following potential benefits:

•

Potential to provide investors with a superior risk adjusted return compared to public equity, fixed income, and distressed debt markets by leveraging inefficiencies in the private capital and real estate markets (see Question 7, below, for further discussion of the Adviser’s capabilities in these sectors). Risk adjusted return is a calculation of the potential profit from an investment that takes into account the degree of risk associated with such investment. Please refer to the “Questions & Answers” section of this Proxy Statement for more information on how risk adjusted return is calculated.

•

Would transition the Company’s assets away from credit, where high yield spreads are at an all-time low, into control positions in privately held companies with better potential for growth and thus better potential for shareholder returns.

•

Potential to reduce the Company’s discount to net asset value (“NAV”). Historically, comparable diversified holding companies have traded more frequently at premiums to their book value while closed-end funds have more frequently traded at a discount to NAV.

•

Potential to promote increased transparency in a company with an improved balance sheet through additional market engagement on quarterly earnings calls, with other investor presentations customary for a diversified holding company and with customary detailed discussion of financial results in required periodic reports.

Details regarding the business to be conducted at the Special Meeting are more fully described in the accompanying Notice of Special Meeting of Shareholders and Proxy Statement.

In addition to voting on the Proposals described in the Notice of Special Meeting of Shareholders and Proxy Statement, you will have an opportunity to hear a report on the Company and to discuss other matters of interest to you as a shareholder.

We hope that you will be able to attend the Special Meeting. Whether or not you plan to attend, please complete, date, sign and mail the enclosed proxy card to assure that your shares are represented at the Special Meeting. Thank you for being a shareholder and for your continued investment in the Company.

July [6], 2021

Frank Waterhouse Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer and Treasurer

PRELIMINARY PROXY MATERIALS – SUBJECT TO COMPLETION

HIGHLAND INCOME FUND

2515 McKinney Avenue, Suite 1100

Dallas, Texas 75201

(866) 351-4440

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 20, 2021

The Special Meeting of Shareholders of Highland Income Fund, a Massachusetts business trust (the “Company”), will be held at 2515 McKinney Avenue, Suite 1100, Dallas, Texas 75201, on August 20, 2021, at 8:30 a.m. Central Time (the “Special Meeting”), for the following purposes:

1.

To consider and vote upon a change in the Company’s business from a registered investment company that invests primarily in debt and equity securities to a diversified holding company and to amend the Company’s fundamental investment restrictions to permit the Company to engage in its new business (the “Business Change Proposal”).

2.

If the Business Change Proposal is approved, to approve the amendment and restatement of the Company’s Agreement and Declaration of Trust (the “Amendment Proposal” and, together with the Business Change Proposal, the “Proposals”).

Shareholders are being asked to vote upon each proposal separately; however, the effectiveness of each of the Business Change Proposal and the Amendment Proposal is conditioned and dependent upon the approval of both proposals. Accordingly, the Business Change Proposal, if approved, will only be effective if the Amendment Proposal is also approved, and the Amendment Proposal, if approved, will only be effective if the Business Change Proposal is also approved.

The Board, including the Independent Trustees, unanimously recommends that you vote “FOR” the Proposals.

No other business may be presented or transacted at the Special Meeting.

The close of business on June 14, 2021 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournment or postponements thereof. Please call Di Costa Partners at (833) 892-6620 for directions on how to attend the Special Meeting.

The Board of Trustees is requesting your vote. Your vote is important regardless of the number of shares that you own. Whether or not you expect to be present at the Special Meeting, please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope, which needs no postage if mailed in the United States. If you desire to vote in person at the Special Meeting, you may revoke your proxy at any time before it is exercised.

By Order of the Board of Trustees,

/s/ Stephanie Vitiello
Stephanie Vitiello Secretary

July [6], 2021

Dallas, Texas

HOW TO VOTE

Please vote on the future direction of our Company. The New York Stock Exchange (“NYSE”) rules do not allow a broker, bank or other nominee who holds shares on your behalf to vote on the Business Change Proposal described below without your instructions.

You can vote in advance in one of three ways:

via the internet	The web address and instructions for voting VIA THE INTERNET can be found on the enclosed proxy card or voting instruction form. You will be required to provide your control number located on the proxy card.
by phone	The toll-free number for voting BY TELEPHONE voting can be found on the enclosed proxy card or voting instruction form. You will be required to provide your control number located on the proxy card.
by mail	Sign, date and return your proxy card if you are a shareholder of record or voting instruction form if you are a beneficial owner to authorize a proxy BY MAIL.

If the Special Meeting is postponed or adjourned, these times will be extended to 11:59 p.m., Eastern time, on the day before the reconvened meeting.

PRELIMINARY PROXY MATERIALS – SUBJECT TO COMPLETION

HIGHLAND INCOME FUND

2515 McKinney Avenue

Suite 1100, Dallas, Texas 75201

(866) 351-4440

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

AUGUST 20, 2021

July [6], 2021

This proxy statement and accompanying proxy card (or voting instruction form) are being furnished to you in connection with the solicitation of proxies by the Board of Trustees (the “ Board”) of the Highland Income Fund, a Massachusetts business trust (the “Company,” “ we,” “ us,” or “ our”), for the special meeting of our shareholders (the “Special Meeting”). The Special Meeting will be held at 2515 McKinney Avenue, Suite 1100, Dallas, Texas 75201, on August 20, 2021, at 8:30 a.m., Central time, and any adjournment or postponements thereof (the “Special Meeting”). We are first making these proxy materials available to shareholders on or about July [6], 2021.

Only (i) owners of record of common shares, par value $0.001 per share, and (i) owners of the Company’s 5.375% Series A Cumulative Preferred Shares (NYSE: HFRO.PR.A) (“preferred shares”), as of the close of business on June 14, 2021 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting and at any postponements or adjournments thereof. On June 14, 2021 there were 71,405,522 common shares and 5,800,000 preferred shares issued and outstanding.

We will furnish, without charge, a copy of our annual report and most recent semi-annual report succeeding the annual report, if any, to any shareholder upon request. Requests should be directed to the Secretary of the Company at 2515 McKinney Avenue, Suite 1100, Dallas, Texas 75201 or by telephone at 1-866-351-4440 or on our web site at www.hfroconversion.com.1 Copies of our annual and semi-annual reports are also available on the EDGAR Database on the Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov.

The mailing address of our principal executive offices is 2515 McKinney Avenue, Suite 1100, Dallas, Texas 75201.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE SPECIAL MEETING TO BE HELD ON FRIDAY, AUGUST 20, 2021.

THE NOTICE OF SPECIAL MEETING AND PROXY STATEMENT ARE AVAILABLE AT:

www.eproxyaccess.com/HIF2021

[1]	Our Internet address is included in this proxy statement as a textual reference only. The information on the website is not incorporated by reference into this proxy statement.

QUESTIONS & ANSWERS ABOUT THE PROXY

MATERIALS AND VOTING

1.	ON WHAT PROPOSALS AM I BEING ASKED TO VOTE?

You are being asked to consider and vote upon two proposals:

1.	To approve changing our business from a registered investment company to a diversified holding company. We refer to this proposal as the “Business Change Proposal” in the proxy materials.

If the Business Change Proposal is approved, we will change our business from a registered investment company that invests in (i) floating rate loans and other securities deemed to be floating rate investments; (ii) investments in securities or other instruments directly or indirectly secured by real estate, including real estate investment trusts (“REITs”), preferred equity, securities convertible into equity securities and mezzanine debt; and (iii) other instruments, including, but not limited to, secured and unsecured fixed-rate loans and corporate bonds, distressed securities, mezzanine securities, structured products (including but not limited to mortgage-backed securities, collateralized loan obligations and asset-backed securities), convertible and preferred securities, equities (public and private), and futures and options to a diversified holding company that seeks to acquire controlling positions in private businesses that, in our view, have the potential for growth in earnings through our active management of the business and that, through our management efforts, could increase in enterprise value and drive growth in returns to our shareholders. We currently anticipate that we will seek to acquire control positions in businesses across various industries and sectors, including, but not limited to, financial services, real estate and healthcare. Our acquisitions in the financial services sector may involve regulated financial services companies, including banks, registered investment advisers and insurance companies.

We currently anticipate that the Company will target committing 25% of its assets to each of the financial services, real estate and healthcare sectors, with an additional 25% reserved for opportunistic acquisitions across the economic spectrum; however this 25% target is not a fixed target and our operations in any given sector may represent more or less than 25% of our assets depending on the availability and attractiveness of acquisition opportunities, general market conditions and other relevant factors. In addition, the Company may expand into other industries over time in order to pursue new acquisition opportunities.

In connection with this change to our business, we would amend our fundamental investment restrictions regarding (i) investing at least 25% or more of the Company’s total assets in the real estate industry; (ii) purchasing and selling real estate; and (iii) originating loans to allow us to begin the transitioning to our new business as a diversified holding company.

The Business Change Proposal is discussed in greater detail in the proxy materials under the heading “Proposal 1: Business Change Proposal.”

2.

If the Business Change Proposal is approved, to approve the amendment and restatement of the Company’s Agreement and Declaration of Trust (the “Declaration of Trust”). We refer to this proposal as the “Amendment Proposal” in the proxy materials.

The Declaration of Trust amendments, if approved, would (i) make certain changes necessary to implement the Business Change Proposal and engage in our new business as a diversified holding company, (ii) provide the Trustees with greater flexibility and authority consistent with our organization as a business trust under Massachusetts law and (iii) implement other updates and clarifications. The Declaration of Trust amendments would also require a supermajority vote to reverse or take other action that would impede the implementation of the Business Change Proposal. The Declaration of Trust amendments are discussed in greater detail in the proxy materials under the heading “Proposal 2: Amendment Proposal.”

No other business may be presented or transacted at the Special Meeting.

2.	HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board, including the Independent Trustees, unanimously recommends that you vote “FOR” the Proposals.

3.	WHY IS THE BOARD RECOMMENDING THE BUSINESS CHANGE PROPOSAL?

The Board, including the members of the Board who are not interested persons (as defined in the Investment Company Act of 1940 (the “1940 Act”)) of the Company (the “Independent Trustees”), believes that the Business Change Proposal is in the best interest of shareholders because they believe it has the potential to provide investors with a superior risk adjusted return1 compared to the Company’s current investment strategy by leveraging inefficiencies in the private capital markets.

The Business Change Proposal is expected to have the potential to increase shareholder value for the following reasons:

•

Potential to provide investors with a superior risk adjusted return compared to public equity, fixed income, and distressed debt markets by leveraging inefficiencies in the private capital and real estate markets.

•

Would transition the Company’s assets away from credit, where high yield spreads are at an all-time low, into control positions in privately held companies with better potential for growth and thus better potential for shareholder returns.

•

Potential to reduce the Company’s discount to net asset value (“NAV”). Historically, comparable diversified holding companies have traded more frequently at premiums to their book value while closed-end funds have more frequently traded at a discount to NAV.

•

Potential to promote increased transparency in a company with an improved balance sheet through additional market engagement on quarterly earnings calls, with other investor presentations customary for a diversified holding company and with customary detailed discussion of financial results in required periodic reports.

[1]	Risk-adjusted return is a calculation of the potential profit from an investment that takes into account the degree of risk associated with such investment.

Please refer to Appendix A for additional information regarding these statements.

In connection with the Board’s approval of the Business Change Proposal, the Board also considered potential risks associated with the Business Change Proposal, including, but not limited to: (i) the complexity and unique nature of the transaction; (ii) risks related to current market conditions, including market volatility related to the ongoing COVID-19 pandemic; (iii) potential delays in receiving the Deregistration Order (as defined below) or in implementing the Company’s business strategy as a diversified holding company; (iv) the requirement to be treated as a regular “C-corporation” for U.S. federal income tax purposes (discussed below); (v) inherent risks associated with converting to a diversified holding company;2 (vi) the risk that the Company’s exemption from the 1940 Act through a decrease in assets that qualify as “securities” under the 1940 Act is not viewed favorably by the SEC Staff; and (vii) conflicts of interest as noted in the Company’s offering documents.

For a discussion of the principal considerations taken into account by the Board and a discussion of the potential risks in implementing the Business Change Proposal, see “Business Change Proposal—Reasons for the Proposed Change” and Appendix B.

4.	WHY IS THE BOARD RECOMMENDING THE AMENDMENT PROPOSAL?

The Company’s current Declaration of Trust was adopted in connection with the Company’s conversion to a closed-end fund in 2017 and reflects the Company’s operations as a closed-end investment management company registered under the 1940 Act. Some of the proposed amendments to the Declaration of Trust are necessary in order to implement the Business Change Proposal and engage in our new business as a diversified holding company. Certain of the other proposed amendments would allow the Company to operate more efficiently and enhance its ability to achieve the full benefit of the Business Change Proposal. Accordingly, the Board, including the Independent Trustees, recommends that Shareholders approve an amendment and restatement of the Company’s Declaration of Trust, as set forth in substantially the form attached hereto as Appendix C (the “A&R Declaration of Trust”).

For a discussion of the principal considerations taken into account by the Board and a discussion of the amendments comprising the Amendment Proposal, see “Proposal 2: Amendment Proposal.”

5.	WHAT WILL HAPPEN IF ONLY ONE OF THE PROPOSALS IS APPROVED BY SHAREHOLDERS?

Shareholders are being asked to vote upon each proposal separately; however, the effectiveness of each of the Business Change Proposal and the Amendment Proposal is conditioned and dependent upon the approval of both proposals. Accordingly, the Business Change Proposal, if approved, will only be effective if the Amendment Proposal is also approved, and the Amendment Proposal, if approved, will only be effective if the Business Change Proposal is also approved.

[2]

The risks generally associated with converting to a diversified holding company include, but are not limited to: difficulty in identifying and acquiring target businesses, limited experience operating businesses, competition for acquisition opportunities, difficulty in obtaining financing for acquisition opportunities, dependence on key personnel and management of subsidiaries, illiquidity and concentration of investments in subsidiaries, and sector risks associated operating businesses in the real estate, healthcare and financial services sectors. See Appendix B for additional discussion of the risks associated with the Business Change Proposal.

6.	IF THE BUSINESS CHANGE PROPOSAL IS APPROVED, WHAT WILL THE COMPANY DO TO IMPLEMENT THE PROPOSAL?

If the Business Change Proposal is approved by shareholders, the Company will begin to transition its business to that of a diversified holding company. We intend to seek to acquire controlling positions in private businesses that, in our view, have the potential for growth in earnings through our active management of the business and that, through our management efforts, could increase in enterprise value and drive growth in returns to our shareholders. We currently anticipate that we will seek to acquire control positions in businesses across various industries and sectors, including, but not limited to, financial services, real estate and healthcare. We currently anticipate that the Company will target committing 25% of its assets to each of the financial services, real estate and healthcare sectors, with an additional 25% reserved for opportunistic acquisitions across the economic spectrum; however this 25% target is not a fixed target and our operations in any given sector may represent more or less than 25% of our assets depending on the availability and attractiveness of acquisition opportunities, general market conditions and other relevant factors. In addition, the Company may expand into other industries over time in order to pursue new acquisition opportunities.

If the Business Change Proposal is approved, the Company will no longer be a passive investor but will be able to participate more directly and extensively in the management of its suite of controlled businesses. In addition, the Company may continue to maintain a limited percentage of its total assets in investment securities, so long as the extent of such positions are consistent with exclusion of the Company from the definition of investment company under the 1940 Act. The Company may also own U.S. government securities. There can be no assurance, however, that as a diversified holding company the Company will be successful in acquiring operating businesses or in producing earnings or realizing gains in order to maximize the utilization of its accumulated capital loss carryforwards, or that the Company’s participation in the management of operating businesses will be beneficial to such businesses. The federal tax rules applicable to the utilization of the accumulated capital loss carryforwards may impose further restrictions on the utilization of the capital loss carryforwards.

In order to provide additional liquidity during the conversion period, if the Proposals are approved, the Company will adopt a common share buyback program (the “Share Buyback Program”) that will be effective from the date of shareholder approval of the Proposals through January 31, 2022 (the “Buyback Period”). Under the terms of the Share Buyback Program, if, at any point during the Buyback Period, the Company’s common shares begin to trade at more than a 25% discount to NAV, the Company will buy back up to $10 million in aggregate value of the Company’s common shares per month. If the Share Buyback Program is triggered, the Company will continue the monthly buybacks until (i) the common share discount to NAV falls below 10% or (ii) January 31, 2022, whichever is sooner; if the common share discount to NAV again exceeds 25% prior to January 31, 2022, buybacks would resume again until the earlier of (i) the common share discount to NAV falls below 10% or (ii) January 31, 2022.

In addition to the Share Buyback Program, the members of the proposed management team for the Company have committed to purchasing between $10 million and $20 million in aggregate value of the Company’s common shares during the Buyback Period (the “Management Purchase Plan”). Purchases under the Management Purchase Plan will only take place during a particular month if the Company has purchased its maximum capacity of $10 million in aggregate value of the Company’s common shares for that month under the Share Buyback Program. Therefore, if the Share Buyback Program is not triggered pursuant to its terms, or is paused or terminated pursuant to its terms, then purchases under the Management Purchase Plan either will not occur or may occur in lesser amounts. The Management Purchase Plan also terminates on January 31, 2022 and there is no guarantee that any amount of Company common shares will be purchased pursuant to the Management Purchase Plan.

It is important to note that the implementation of the Share Buyback program and the Management Purchase Plan is, in each case, conditioned on future events. Accordingly, there can be no assurance that any common shares will be purchased pursuant to the Share Buyback Program or the Management Purchase Plan, as applicable, or with respect to the size or timing of any such purchases.

At some point during this transition, we will no longer qualify as an “investment company” and we will apply to the SEC for an order under the 1940 Act declaring that we have ceased to be a registered investment company (the “Deregistration Order”). Pending the SEC’s issuance of the Deregistration Order, we intend to begin transitioning our assets consistent with our new business as a diversified holding company. We anticipate that the implementation period may last up to two years, in which case full implementation will not occur until approximately the middle of 2023. This time period is an estimate and may vary depending upon the length of the deregistration process with the SEC, tax considerations and the pace at which we will be able to exit certain of the Company’s investments. We expect the Company to be able to transition its assets sufficient to apply for the Deregistration Order by the first quarter of 2022.

7.

DOES THE FUTURE MANAGEMENT TEAM HAVE EXPERIENCE IN MANAGING A DIVERSIFIED HOLDING COMPANY? WILL THERE BE ANY CHANGES TO THE COMPANY’S INVESTMENT ADVISORY AGREEMENT IN CONNECTION WITH THE BUSINESS CHANGE PROPOSAL?

The personnel of our investment adviser, Highland Capital Management Fund Advisors, L.P. (“Highland” or, the “Adviser”), and its affiliates have significant experience investing across the capital stack in real estate and private companies. Highland, its affiliates and their personnel manage strategies such as direct real estate, real estate credit and originated or structured real estate credit investments, non-traded funds, publicly traded closed-end funds, mutual funds, REITs and an ETF. Together with its affiliates, Highland had approximately $9.8 billion in gross real estate assets under management as of January 31, 2021.

Additionally, the Adviser, its affiliates and their personnel have extensive experience managing investments in the private company space, including pre-IPO healthcare private equity investments; fixed annuity products; life settlements portfolios; a dedicated self-storage platform; and asset expertise in multifamily, single-family rental, life science, hospitality, industrial, office and timber. Most recently, the Adviser structured an approximately $1 billion go-private transaction in connection with the launch of its dedicated self-storage platform, capitalizing on distressed prices due to the COVID-19 pandemic and low interest rates. Our management team also collaborates with NexBank Capital, Inc., a financial services company that includes a commercial and investment bank with assets of approximately $9.1 billion as of March 31, 2021.

Please refer to Appendix A for more information.

If the Business Change Proposal is approved, the existing investment advisory agreement, including the current investment advisory fee, will remain in place until receipt of the Deregistration Order. After receipt of the Deregistration Order, we anticipate the existing investment advisory agreement will be amended to remove certain provisions required by the 1940 Act and to otherwise conform the agreement to terms more customary for a publicly-traded diversified holding company.

The total amount of fees and expenses incurred as a diversified holding company will not exceed the total amount of fees and expenses currently incurred (1.15% of total assets) for a period of twelve months from the date of receipt of the Deregistration Order. The Adviser has contractually agreed to make any necessary payments to the Company to ensure a total expense cap of 1.15% of total assets on the aggregate amount of management fees, administrative and shared services fees and other corporate operating expenses for the twelve-month period following the Company’s receipt of the Deregistration Order (“the Total Expense Cap”). The Total Expense Cap excludes certain fees paid by the Company such as taxes, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses, expenses related to the implementation and maintenance of the Long-Term Incentive Plan (“LTIP”) and extraordinary expenses. Accordingly, the total amount of fees and expenses payable by the Company in the twelve months following receipt of the Deregistration Order could be greater than 1.15% of total assets. The Total Expense Cap is intended to cap general and administrative expenses and certain other expenses to ensure the Company’s expenses are competitive and shareholder friendly. After the Total Expense Cap expires, the future Board will have the ability to adjust future expenses, including the management fees paid to the Adviser, at its discretion and will be responsible for determining the reasonableness of fee levels and expenses in light of market practice and subject to its duties to the Company and its shareholders. In addition, the Adviser has agreed to waive any fees payable to it or its affiliates by the Company in connection with transactions involving the Company and, or the ownership of securities of, the Adviser or its affiliates for a period of twelve months following receipt of the Deregistration Order.

The Adviser currently provides administrative and operational support services to the Company through a Services Agreement with Skyview Group (“Skyview”), effective February 25, 2021. The Adviser compensates all Adviser and Skyview personnel who provide services to the Company. This arrangement will continue in effect through receipt of the Deregistration Order. After receipt of the Deregistration Order, we expect that this arrangement will remain in place and that the Adviser will continue compensate all Adviser and Skyview personnel who provide services to the Company. The Company will not pay any additional fees to Skyview.

In addition, the Company may engage the services and personnel of affiliates of the Adviser on a transaction-by-transaction basis in order to assist the Company in identifying, evaluating and consummating acquisition opportunities. We expect that the Company would pay fees for such services and personnel pursuant to a shared services agreement, consultancy agreement or other similar arrangement. Fees payable in respect of such arrangements or services will not be subject to the Total Expense Cap.

Following receipt of the Deregistration Order, the Company intends to seek shareholder approval to implement an LTIP for the Company’s trustees and officers. The Company notes that LTIPs are common in diversified holding companies and better align the interests of management with shareholders. Adoption of the LTIP will be subject to approval by our Board and our shareholders. The expenses associated with common shares awarded and vesting during the first year of operations after receipt of the Deregistration Order will not be subject to the Total Expense Cap.

8.	WHAT ARE THE TAX CONSEQUENCES OF IMPLEMENTING THE BUSINESS CHANGE PROPOSAL?

We have elected to be treated and currently operate in a manner intended to qualify for taxation as a “regulated investment company” (“RIC”) under the Internal Revenue Code of 1986, as amended (the “IRC”). Assuming we deregister as an investment company under the 1940 Act as a result of the Business Change Proposal, our qualification for taxation as a RIC would terminate for the taxable year in which the Deregistration Order becomes effective (the “Deregistration Year”) and we intend to be subject to tax as a regular “C-corporation” for U.S. federal income tax purposes commencing with the Deregistration Year and for subsequent taxable years.

As a C-corporation, the Company will be subject to U.S. federal income tax at regular corporate rates on all of its taxable income, including capital gains (to the extent not offset by available capital loss carryforwards), regardless of whether it makes distributions of such income and gains to its shareholders. Following the conversion of the Company to a C-corporation, future dividends or other distributions by the Company will be treated as dividends for U.S. federal income tax purposes to the extent of the Company’s current or accumulated “earnings and profits” as determined under U.S. federal income tax principles and will be reported to such holder on a Form 1099-DIV. For U.S. Holders (as defined in the section titled “U.S. Federal Income Tax Considerations”), subject to certain holding period and other requirements, any such dividend generally will be eligible (i) to be treated as “qualified dividend income” in the case of U.S. Holders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. For Non-U.S. Holders, dividends will generally be subject to withholding of U.S. federal income tax at a 30% rate or a reduced rate specified by an applicable income tax treaty. A portion of cash distributed to a shareholder by the Company may exceed the Company’s current or accumulated earnings and profits. Distributions of cash in excess of the Company’s current or accumulated earnings and profits will be treated as a nontaxable return of capital, reducing a shareholder’s adjusted tax basis in its common shares, as applicable, and, to the extent the distribution exceeds such shareholder’s adjusted tax basis, as capital gain, assuming the shares are held as capital assets.

9.	WHAT IS THE ESTIMATED COST ASSOCIATED WITH THE BUSINESS CHANGE PROPOSAL? WHO WILL BEAR THE COSTS AND EXPENSES ASSOCIATED WITH THE BUSINESS CHANGE PROPOSAL?

We estimate that the third-party legal fees, transfer agency costs, SEC and NYSE registration fees and de minimus other expenses associated with consideration and approval of the Business Change Proposal will be approximately $1.5 million to $3.5 million. The Adviser has agreed to cap these costs payable by the Company to 40-basis points (0.40%) of the Company’s net asset value.

10.	WILL MY VOTE MAKE A DIFFERENCE?

YES! Your vote is important no matter how many shares you own to ensure that the Business Change Proposal is adopted. We hope you will participate in the governance of our Company.

11.	WHAT WILL HAPPEN IF SHAREHOLDERS DO NOT APPROVE THE BUSINESS CHANGE PROPOSAL?

If the Business Change Proposal is not approved, or if the Business Change Proposal is not effective because Shareholders did not approve the Amendment Proposal, the Board may consider other options to enhance or preserve shareholder value, including continuing our current operation as a registered investment company.

12.	HOW CAN I AUTHORIZE A PROXY TO VOTE MY SHARES?

Please follow the instructions included on the enclosed proxy card or voting instruction form.

13.	WHOM DO I CALL IF I HAVE QUESTIONS REGARDING THE PROXY?

You may contact our proxy solicitor:

Di Costa Partners

Call Toll Free: (833) 892-6620

PROPOSAL 1: BUSINESS CHANGE PROPOSAL

Introduction

The Board, including the Independent Trustees, approved the Adviser’s recommendation that we change our business from a registered investment company that invests in (i) floating rate loans and other securities deemed to be floating rate investments; (ii) investments in securities or other instruments directly or indirectly secured by real estate, including REITs, preferred equity, securities convertible into equity securities and mezzanine debt; and (iii) other instruments, including, but not limited to, secured and unsecured fixed-rate loans and corporate bonds, distressed securities, mezzanine securities, structured products (including but not limited to mortgage-backed securities, collateralized loan obligations and asset-backed securities), convertible and preferred securities, equities (public and private), and futures and options to a diversified holding company and to amend the Company’s fundamental investment restrictions to permit the Company to engage in its new business (the “Business Change Proposal”);

Once the Business Change Proposal is fully implemented, we intend to seek to acquire controlling positions in private businesses that, in our view, have the potential for growth in earnings through our active management of the business and that, through our management efforts, could increase in enterprise value and drive growth in returns to our shareholders. We currently anticipate that we will seek to acquire control positions in businesses across various industries and sectors, including, but not limited to, financial services, real estate and healthcare. Our acquisitions in the financial services sector may involve regulated financial services companies, including banks, registered investment advisers and insurance companies.

We currently anticipate that the Company will target committing 25% of its assets to each of the financial services, real estate and healthcare sectors, with an additional 25% reserved for opportunistic acquisitions across the economic spectrum; however this 25% target is not a fixed target and our operations in any given sector may represent more or less than 25% of our assets depending on the availability and attractiveness of acquisition opportunities, general market conditions and other relevant factors. In addition, the Company may expand into other industries over time in order to pursue new acquisition opportunities. Notwithstanding the foregoing, until the Company receives the Deregistration Order, the Company will not concentrate in any one industry and will not increase its current positions in the real estate industry unless at the time of acquisition less than 25% of the value of the Company’s total assets consist of securities of issuers conducting their principal business activities in the real estate industry and the acquisition would not cause the Company to violate its fundamental policy of not concentrating in any one industry.

The Board and the Adviser believe that, over the long term, the Business Change Proposal would:

•	Permit a transition to assets with growth potential;

•	Create potential for the Company’s common shares to trade at a premium to book value; and

•	Create potential for investors to access a diversified holding company business strategy at a fee/expense level below that of other publicly-traded, diversified holding companies.

For a variety of reasons discussed below, the Board and the Adviser believe that the Business Change Proposal is a better long-term business strategy and is more likely to increase shareholder value than continuing to operate as a registered investment company.

The Board has unanimously recommended that shareholders vote “FOR” the Business Change Proposal.

Set forth below is a summary of the Board’s considerations in approving the Business Change Proposal.

Reasons for the Proposed Change

The Adviser presented the Business Change Proposal to the Board at meetings on September 17-18, 2020, November 5, 2020, December 10, 2020, February 26, 2021, April 8, 2021, April 22, 2021, May 3, 2021, May 19, 2021, June 1, 2021 and June 3, 2021. The Board reached their decision to unanimously recommend the Business Change Proposal after approximately ten months of consideration, discussions and deliberations, during which the Board met on 10 occasions.

The Board reviewed materials prepared by the Adviser relating to the Business Change Proposal, our investment objectives, strategies, and restrictions, the types of companies we intend to acquire if the Business Change Proposal is approved, the tax consequences of engaging in our new business as a diversified holding company, the risk and return characteristics, and growth prospects, of the business we intend to target following our transition to a diversified holding company, projected income and expenses anticipated to be associated with implementing the Business Change Proposal and associated with engaging in our new business as a diversified holding company and related matters.

These materials generally compared our business and prospects both with and without implementing the Business Change Proposal, and the Board discussed these matters extensively. During the course of its evaluation, the Board also consulted with the Adviser and the Adviser’s and the Company’s legal counsel. At a Board meeting held on June 3, 2021, the Board further discussed the Business Change Proposal and, after meeting in executive session, unanimously recommended that the Board approve the Business Change Proposal and submit it to a vote of the Company’s shareholders.

In reaching its decision to recommend the approval of the Business Change Proposal, the Board, in consultation with the Adviser, considered various factors it deemed relevant, including, but not limited to, the following:

•

The Board noted its discussions with the Adviser regarding the anticipated positive impact that the implementation of the Business Change Proposal would have on the sustainability and potential growth of earnings over the long term.

•	The Board in particular considered the Adviser’s evaluation that, over the long term, our new business strategy:

•

Has the potential to provide investors with a superior risk adjusted return compared to public equity, fixed income, and distressed debt markets by leveraging inefficiencies in the private capital and real estate markets;

•

Would transition the Company’s assets away from credit, where high yield spreads are at an all-time low, into control positions in privately held companies with better potential for growth and thus better potential for shareholder returns;

•

Has the potential to reduce the Company’s discount to net asset value (“NAV”). Historically, comparable diversified holding companies have traded more frequently at premiums to their book value while closed-end funds have more frequently traded at a discount to NAV; and

•

Has the potential to promote increased transparency in a company with an improved balance sheet through additional market engagement on quarterly earnings calls, with other investor presentations customary for a diversified holding company and with customary detailed discussion of financial results in required periodic reports.

•	The Board considered the Adviser’s discussion of the current private market inefficiencies, increased access to capital and the opportunity for the Company to achieve better risk-adjusted returns.

•	The Board discussed the following potential advantages of converting to a diversified holding company[3]:

•	Performance;

•	Diversification of the Company’s investor base;

•	Historical trading discounts; and

•	Potential for growth in operating profit and thus better potential for growth in shareholder returns.

•

Additionally, the Board noted that the Company is currently required to, under normal market conditions, invest at least 25% or more of the value of its total assets at the time of purchase in the securities of issuers conducting their principal business activities in the real estate industry; provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions, and investments by the Company in any such obligations for which the underlying collateral is real estate will count towards compliance with the 25% limitation (ii) notwithstanding this limitation, assets may be invested in the securities of one or more management investment companies or subsidiaries to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

•

Shares of closed-end funds often trade in the marketplace at a discount to their NAV per share. This has been the case for our common shares, given that they have traded at a persistent discount to our NAV for the past 18 months. In October 2019, the Board approved a repurchase program of up to $25 million of the Company’s shares over a period of six months. Due to continued volatility in the markets in response to the COVID-19 pandemic, the Board amended and restated the Company’s repurchase program in April 2020 to permit the Company to purchase up to 10% of the Company’s outstanding shares over the next one-year period. Under this program, the Company repurchased 544,508 common shares, at an aggregate purchase price of $4.0 million, over the past year. Despite these efforts, the Company’s common shares have continued to trade at a discount to NAV.

•

Additionally, the Board considered the Adviser’s belief that the potential for reduction in the Company’s common share discount to NAV once converted to a diversified holding company based on the historical trading of diversified holding companies relative to their book value.

[3]	Please refer to Appendix A for a summary of certain of the support provided by the Adviser to the Board in connection with its consideration of the Business Change Proposal.

•

In evaluating diversified holding companies comparable to the business strategy proposed for the Company, the Board noted that these diversified holding companies traded at a premium to their book value more frequently than closed-end funds and considered the potential for the Business Change Proposal, in the long term, to act as a catalyst for providing shareholders with an improved likelihood of being able to trade their common shares at a price closer to, or perhaps even in excess of, NAV.

•

The Board and the Adviser believe that the Company’s status as a closed-end fund has made it difficult for the Company to attract interest from broader capital market participants, including market analysts, and therefore may be an obstacle to enhancing our profile in the market, which in turn has impacted the market liquidity and trading prices of our common shares. The Board noted the Adviser’s belief that the Business Change Proposal’s potential for long term enhancement of the price at which our securities trade relative to their NAV could protect our long-term shareholders from these vulnerabilities and preserve value for them, while at the same time improving market sentiment and recognition for us, which in turn could enhance the market liquidity of our common and preferred shares. Moreover, the Board noted that, as a diversified holding company and following receipt of the Deregistration Order, the Company would be able to use leverage in amounts in excess of that permitted by the 1940 Act,[4] which may aid in supporting the long-term enhancement of its earnings.

•

The Board considered the expectation that the Company’s service arrangements remain with Skyview, the Adviser and the Adviser’s affiliates, as well as their personnel, to outsource middle and back office capabilities and capitalize on their broad industry expertise.

•	The Board considered the Adviser’s and its affiliates’ access to unique sourcing opportunities in the real estate and private markets.

•

The Board considered the potential for the Company to provide shareholders with greater liquidity when traded as a publicly-listed diversified holding company, including access to additional indices and the potential for broader index inclusion, and increased transparency through additional analyst coverage, quarterly earnings calls and presentations.

•	The Board considered the potential for the Company to provide shareholders with liquidity during the conversion period by adopting the Share Buyback Program and the Management Purchase Plan.

•

The Board considered the Adviser’s stated intention during the solicitation and implementation period to educate investors on the Business Change Proposal in an effort to clearly communicate the value proposition of the conversion to a diversified holding company.

•

The Board considered the experience and qualifications of the expected management team, as well as the Company’s expected access to resources of the Adviser and its affiliates and Skyview through the proposed services arrangements.

[4]

The governing document for the Company’s outstanding preferred shares will continue to impose certain leverage limits, at least until the preferred shares become subject to optional redemption by the Company on September 30, 2024 or until the Company is able to obtain preferred shareholder approval of amendments to the preferred share governing document.

•

The Board recognized that if the Company is unsuccessful in implementing the Business Change Proposal, the anticipated benefits of the Business Change Proposal may not be realized. The Board also recognized that, based on projections, there would be an extended implementation period for the Business Change Proposal because of the anticipated length of time to obtain the Deregistration Order and the timing of becoming a diversified holding company which may be impacted by tax considerations. The Board noted the Adviser’s expectation that the Company would be able to transition its assets sufficient to apply for the Deregistration Order by the first quarter of 2022; however, the implementation period may last up to two years, in which case the full implementation will not occur until approximately the middle of 2023. The Board noted that this time period was an estimate and may vary depending upon the length of the deregistration process with the SEC and tax considerations.

•

The Board considered the impact to the Company of no longer being subject to regulation as a registered investment company under the 1940 Act. The Board noted that the 1940 Act provides certain protections to shareholders that would no longer apply once we deregister under the 1940 Act. The Board concluded that this result was appropriate given the differing nature of the Company’s business following the implementation of the Business Change Proposal as a type of business that Congress chose not to regulate under the 1940 Act. The Board noted that the lack of 1940 Act regulation would permit the Company, post implementation of the Business Change Proposal, to compete with other similar diversified holding companies through the use, eventually, of an appropriate amount of financial leverage more consistent with that used by holding companies and through more flexible ability to transact with related parties, including other funds and entities managed by or affiliated with the Adviser or its affiliates, without being subject to the restrictions of the 1940 Act. The Board also noted that the Company would continue to be subject to reporting requirements of the Securities Exchange Act of 1934 (the “Exchange Act”) and shareholders would continue to have the benefit of the significant regulatory protections provided by the corporate governance requirements of the NYSE or another national securities exchange. See “—Implementation of the Business Change Proposal and Related Risks” and “—Business as a Diversified Holding Company.”

•

The Board considered the tax consequences of the Business Change Proposal, including that as a C-corporation the Company will be subject to U.S. federal income tax on its taxable income, and distributions on common shares should constitute “qualified dividends” for U.S. federal income tax purposes to the extent paid from the Company’s current or accumulated “earnings and profits” (as determined under U.S. federal income tax principles), provided that the requisite holding period and other requirements are met. See “—U.S. Federal Income Tax Considerations.”

•

The Board considered the current market disruptions and volatility arising out of the COVID-19 pandemic, including the impact on the Company’s equity investments and its current investment strategy, and the ability for the Company to take advantage of opportunities in private businesses that have been negatively impacted and may need access to capital. Based on the Adviser’s experience, the Board believes the Company can take advantage of these market disruptions.

•	The Board took into account potential risks associated with implementing the Business Change Proposal, including those discussed in Appendix B.

In determining to approve the Business Change Proposal, the Board did not identify any particular factor as determinative, and each Trustee attributed different weights to the various factors. These factors were also considered by the Independent Trustees meeting separately from the full Board both with and without Company counsel. Following review and discussions with the Adviser and Company counsel, the Board, including the Independent Trustees, unanimously determined that the Business Change Proposal is advisable and in the best interests of the Company and the Company’s shareholders. On June 3, 2021, the Board, including the Independent Trustees, unanimously approved the Business Change Proposal and directed that the Business Change Proposal be submitted for consideration by our shareholders. If shareholders do not approve the Business Change Proposal, the Board may consider other options to enhance or preserve shareholder value, including continuing our current operation as a registered investment company.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE BUSINESS CHANGE PROPOSAL.

Implementation of the Business Change Proposal and Related Risks

Transitioning of Assets and Deregistration. If the Business Change Proposal is approved by shareholders, we will begin to transition our assets into control positions in operating businesses. We intend to seek to acquire controlling positions in private businesses that, in our view, have the potential for growth in earnings through our active management of the business and that, through our management efforts, could increase in enterprise value and drive growth in returns to our shareholders. However, until the Company receives the Deregistration Order, the Company will not concentrate in any one industry and will not increase its current positions in the real estate industry unless at the time of acquisition less than 25% of the value of the Company’s total assets consist of securities of issuers conducting their principal business activities in the real estate industry and the acquisition would not cause the Company to violate its fundamental policy of not concentrating in any one industry.

At some point during this transition process, we will no longer qualify as an “investment company” under the 1940 Act and will apply to the SEC for a Deregistration Order. We intend to accomplish this by selling certain existing positions in investment securities, as defined in the 1940 Act, to fund our activities as a diversified holding company.

The composition of our assets during the transition period will depend upon a variety of factors, including changes in economic conditions, desired common share distribution level, the availability of desirable acquisition opportunities and the availability of leverage facilities on acceptable terms, among others. The issuance of the Deregistration Order by the SEC is not within our control, and we anticipate that it may take a year or longer from the date of filing of the application to obtain the Deregistration Order. Until the SEC issues a Deregistration Order, we will continue to be registered as an investment company and will continue to be regulated under the 1940 Act.

Changes to Our Fundamental Restrictions. If the Business Change Proposal is approved, our fundamental investment restrictions regarding purchasing and selling real estate and originating loans would be amended to permit us to engage in our new business strategy, as set forth below.

Current Fundamental Restrictions	Fundamental Restrictions After Approval of Business Change Proposal but Before Deregistration

Purchase or sell real estate, except that the Company may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate, and (c) hold for prompt sale, real estate or interests in real estate to which it may gain an ownership interest through the forfeiture of collateral securing loans or debt securities held by it;	The Company may purchase or sell real estate, except to the extent that it would violate the 1940 Act.

Lend any property or make any loan if, as a result, more than 33 1/3% of its total assets would be loaned to other parties (including the value of collateral received for loans of portfolio securities), but this limitation does not apply to the purchase of debt securities and other Senior Loans in which it is authorized to invest in accordance with its investment objective and policies or to repurchase agreements.	The Company may originate loans to other persons, except to the extent that it would violate the 1940 Act.

The Company will invest at least 25% or more of the value of its total assets at the time of purchase in the securities of issuers conducting their principal business activities in the real estate industry; provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions, and investments by the Company in any such obligations for which the underlying collateral is real estate will count towards compliance with the 25% limitation; and (ii) notwithstanding this limitation, assets may be invested in the securities of one or more management investment companies or subsidiaries to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.	The Company will not concentrate its investments in a particular industry, as that term is used in the 1940 Act.

With respect to the implementation of the new concentration policy, until receipt of the Deregistration Order the Company will not (i) concentrate its assets in any particular industry, (ii) increase its current positions in the real estate industry until it is no longer concentrated in the real estate industry, or (iii) make any other acquisition if such acquisition would cause the Company to violate its fundamental policy of not concentrating in any one industry.

Each of the amended policies would remain fundamental, as required by the 1940 Act, until we receive the Deregistration Order, at which time these policies (and other Company policies) could be changed by the Board without shareholder approval.

Changes to Our Non-Fundamental Investment Policies and Strategies. Our current non-fundamental investment policies and strategies provide that under normal market conditions, we invest:

•	To provide a high level of current income, consistent with preservation of capital;

•

Primarily in (i) floating rate loans and other securities deemed to be floating rate investments; (ii) investments in securities or other instruments directly or indirectly secured by real estate, including REITs, preferred equity, securities convertible into equity securities and mezzanine debt; and (iii) other instruments, including, but not limited to, secured and unsecured fixed-rate loans and corporate bonds, distressed securities, mezzanine securities, structured products (including but not limited to mortgage-backed securities, collateralized loan obligations and asset-backed securities), convertible and preferred securities, equities (public and private), and futures and options; and

•

Up to 15% of our net assets in entities that are excluded from registration under the 1940 Act by virtue of section 3(c)(1) and 3(c)(7) of the 1940 Act (such as private equity funds or hedge funds). This limitation does not apply to any collateralized loan obligations, certain of which may rely on Section 3(c)(1) or 3(c)(7) of the 1940 Act.

If the Business Change Proposal is approved, the foregoing policies and strategies will be replaced with the business strategy described under “—Business as a Diversified Holding Company—Business Strategy.”

Litigation Risk. We may be subject to litigation risk based on our Adviser’s historical affiliations. The Adviser has historically been affiliated through common control with Highland Capital Management, L.P. (“HCMLP”). On January 9, 2020, James Dondero resigned as the sole director of HCMLP’s general partner and on October 9, 2020, Mr. Dondero resigned as an employee of HCMLP and as portfolio manager for all HCMLP-advised funds. As a result of these changes, the Adviser is no longer under common control or otherwise affiliated with HCMLP. Mr. Dondero continues to be a portfolio manager for the Adviser and the Company.

HCMLP filed for Chapter 11 bankruptcy protection on October 16, 2019. Since filing for bankruptcy, HCMLP and its representatives have filed a number of lawsuits, including against Mr. Dondero, the Adviser and the Company. As of the date hereof, the actions filed by HCMLP against the Adviser and the Company would not prevent the Company from effecting the Proposals if they are approved by shareholders. However, it is possible that future lawsuits could impede or delay full implementation of the Proposals or that the Company could be otherwise adversely affected if it were to be implicated, either as a party or even without being a party, in any ongoing or future legal proceeding related to or arising out of the historical relationships between HCMLP, Mr. Dondero, the Adviser, and their related entities and representatives.

Management Services. If the Business Change Proposal is approved, the existing investment advisory agreement, including the current investment advisory fee, will remain in place until receipt of the Deregistration order. After receipt of the Deregistration Order, we anticipate the existing investment advisory agreement will be amended to remove certain provisions required by the 1940 Act and to otherwise conform the agreement to terms more customary for a publicly-traded diversified holding company. The management fees paid to the Adviser will be capped by the Total Expense Cap for the twelve months following receipt of the Deregistration Order, as described below under “Management and Consulting Expenses.” After the Total Expense Cap expires, the future Board will have the ability to adjust future expenses, including the management fees paid to the Adviser, at its discretion and will be responsible for determining the reasonableness of fee levels and expenses in light of market practice and subject to its duties to the Company and its shareholders.

Anticipated Management Team.

If shareholders approve the Proposals, the Company anticipates that the following personnel of the Adviser or Skyview, as applicable, will be elected to serve as officers of the Company, but they will remain employees of the Adviser:

•	Jim Dondero—President and Chief Executive Officer

Mr. Dondero will oversee the acquisition platform. He currently serves as portfolio manager for various funds and accounts. Mr. Dondero also serves as director at companies in financial services, healthcare, and real estate sectors, among others, including, chairman of NexBank Capital, Inc.; board member of NexBank; board member of Texmark Timber Treasury; and board member at MGM Holdings, Inc.

•	Frank Waterhouse—Chief Financial Officer

Mr. Waterhouse oversees the back-office teams across the platform. Mr. Waterhouse is experienced with a demonstrated history of working in the investment management industry. He is skilled in Portfolio Management, Corporate Finance, Hedge Funds, Asset Management, and Equities.

•	Joseph Sowin – Co-Chief Investment Officer

Mr. Sowin oversees publicly-owned acquisitions across platform. He also oversees investment activities across platform where he manages information flow across investment teams and with the firm’s counterparties. Mr. Sowin manages all aspects of equity and listed derivative trading and services as the firm’s lead broker liaison.

•	J.P. Sevilla—Co-Chief Investment Officer

Mr. Sevilla oversees privately-owned acquisitions across platform. He serves as director at companies in financial services, healthcare, and telecommunications, among others, including, chairman of CCS Medical, Inc. and board member at TerreStar Corporation.

Board Composition. While it is anticipated that the size and composition of our Board may change if the Business Change Proposal is approved, the Board will continue to evaluate the desirability of changes to its size and composition during the conversion period and following receipt of the Deregistration Order. Accordingly, the Board may determine to change its composition in whole, in part, or not at all. Additionally, the Board may in the future and subject to shareholder approval, implement a long-term incentive plan pursuant to which executive officers and Independent Trustees of the Company are compensated. In addition, Board leadership structure and the standing committees for the Company will be reconstituted in light of the rules and regulations applicable to the Company as a diversified holding company.

LTIP. Following receipt of the Deregistration Order, the Company intends to seek shareholder approval to implement an LTIP for the Company’s trustees and officers. The Company notes that LTIPs are common in diversified holding companies and better align the interests of management with shareholders. Adoption of the LTIP will be subject to approval by our Board and our shareholders. The expenses associated with common shares awarded and vesting during the first year of operations after receipt of the Deregistration Order will not be subject to the Total Expense Cap (as defined below).

Conversion Expenses. We estimate that the third-party legal fees, transfer agency costs, SEC and NYSE registration fees and de minimis other expenses associated with consideration and approval of the Business Change Proposal will be approximately $1.5 million to $3.5 million. The Company will be responsible for these costs. The Adviser has agreed to cap these costs payable by the Company to 40-basis points (0.40%) of the Company’s net asset value.

Management and Consulting Expenses. The total amount of fees and expenses incurred as a diversified holding company will not exceed the total amount of fees and expenses currently incurred (1.15% of total assets) for a period of twelve months from the date of receipt of the Deregistration Order. The Adviser has contractually agreed to make any necessary payments to the Company to ensure a total expense cap of 1.15% of total assets on the aggregate amount of management fees, administrative and shared services fees and other corporate operating expenses for the twelve-month period following the Company’s receipt of the Deregistration Order (“the Total Expense Cap”). The Total Expense Cap excludes certain fees paid by the Company such as taxes, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses, expenses related to the implementation and maintenance of the LTIP and extraordinary expenses. Accordingly, the total amount of fees and expenses payable by the Company in the twelve months following receipt of the Deregistration Order could be greater than 1.15% of total assets. The Total Expense Cap is intended to cap general and administrative expenses and certain other expenses to ensure the Company’s expenses are competitive and shareholder friendly. After the Total Expense Cap expires, the future Board will have the ability to adjust future expenses, including the management fees paid to the Adviser, at its discretion and will be responsible for determining the reasonableness of fee levels and expenses in light of market practice and subject to its duties to the Company and its shareholders. In addition, the Adviser has agreed to waive any fees payable to it or its affiliates by the Company in connection with transactions involving the Company and, or the ownership of securities of, the Adviser or its affiliates for a period of twelve months following receipt of the Deregistration Order.

The Adviser currently provides administrative and operational support services to the Company through a Services Agreement with Skyview Group (“Skyview”), effective February 25, 2021. The Adviser compensates all Adviser and Skyview personnel who provide services to the Company. This arrangement will continue in effect through receipt of the Deregistration Order. After receipt of the Deregistration Order, we expect that this arrangement will remain in place and that the Adviser will continue compensate all Adviser and Skyview personnel who provide services to the Company. The Company will not pay any additional fees to Skyview.

In addition, the Company may engage the services and personnel of affiliates of the Adviser on a transaction-by-transaction basis in order to assist the Company in identifying, evaluating and consummating acquisition opportunities. We expect that the Company would pay fees for such services and personnel pursuant to a shared services agreement, consultancy agreement or other similar arrangement. Fees payable in respect of such arrangements or services will not be subject to the Total Expense Cap.

Other Expenses. General and Administrative Expenses (“G&A Expenses”) of the Company will include offering expenses, legal, accounting, financial, due diligence and other service fees incurred in connection with extraordinary litigation and mergers and acquisitions and other events outside the ordinary course of our business, compensation expense relating to equity awards granted under our long-term incentive plan, and any out-of-pocket acquisition or due diligence expenses incurred in connection with the acquisition or disposition of certain investments.

Policies and Procedures for Transactions with Related Persons. If the Business Change Proposal is approved, the Board will adopt a related party transaction policy for the review, approval or ratification of any related party transaction. This policy provides that all related party transactions other than those for an aggregate amount of $120,000 or less and on terms comparable to those that could reasonably be expected to be obtained in arm’s length dealings with an unrelated third party, must be reviewed and approved by the disinterested members of the audit committee. The term “related party transaction” refers to any transaction, arrangement or relationship (including charitable contributions and including any series of similar transactions, arrangements or relationships) with us in which any Related Party (as defined below) has a direct or indirect material interest, other than: (a) transactions available to employees generally; (b) transactions involving less than $50,000 when aggregated with all related or similar transactions, except if receipt of any amount would result in a director no longer being considered independent under NYSE rules or would disqualify a director from serving as a member of a committee of the Board; (c) transactions involving compensation or indemnification of executive officers and directors duly authorized by the Board or an authorized Board committee; (d) transactions involving reimbursement for routine expenses in accordance with Company policy; and (e) purchases of any products on terms generally available to third parties.

For the purposes of this policy, “Related Parties” include:

•	our directors, nominees for director and executive officers;

•

immediate family members of such directors, nominees for director and executive officers, including an individual’s spouse, parents, step-parents, children, step-children, siblings, mothers- and fathers-in law, sons- and daughters-in law, brothers- and sisters-in law and other persons (except tenants or employees) who share such individual’s household;

•	the Adviser;

•	a shareholder owning in excess of five percent of our voting securities or an immediate family member of such a shareholder; or

•	an entity which is owned or controlled by any of the above persons.

Following receipt of the Deregistration Order, the Company may invest in or with affiliated entities. For example, we may in the future do business with NexBank, NexTitle, LLC (“NexTitle”), the Adviser, NexPoint Advisors, L.P., NexAnnuity Holdings, Inc., NexVest, LLC, and other affiliated entities in the ordinary course of its business. NexBank and NexTitle will be considered related parties under this policy. Upon adoption of the related party transaction policy, the audit committee will review and approve these transactions in accordance with the policy.

Potential Conflicts of Interest. Certain of the Adviser’s officers will be dual-employees of the Company and the Adviser post-conversion. These officers will receive compensation from the Adviser for work performed at the Adviser level in addition to any common share awards that they will receive as officers of Company pursuant to the LTIP. Fees paid by the Company to the Adviser and its affiliates in respect of services provided to the Company may be passed on to officers and employees of the Adviser and its affiliates in the form of compensation paid by the Adviser or its affiliates. The Adviser may also engage in affiliated transactions that could result in benefits to the Adviser, its affiliates and other entities managed by them. See Appendix B for additional information on potential conflicts of interest that may arise from our historical and continuing relationship with the Adviser and its affiliates.

Distribution Policy. We intend to maintain our monthly distribution on common shares at the current rate through January 31, 2022. However, the Board will continue to evaluate the amount and timing of future distributions in light of available cash, general market conditions and any other factors they deem relevant. There can be no assurance that we will not reduce, suspend or eliminate our monthly distributions on common shares during the conversion period. We anticipate distributing net capital gains, if any, recognized on the sale of assets during this transition period, either as part of our monthly distributions on common shares or at the end of the year in accordance with the requirements of subchapter M of the IRC. The Business Change Proposal will have no effect on the dividend rate of the preferred shares.

Change in Name. We anticipate changing the Company’s name as part of the conversion process.

Effects of Deregistration. As a registered investment company, we are subject to extensive regulation under the 1940 Act. The 1940 Act, among other things,

•	regulates the composition of the Board, requiring that the Company be managed by a board of directors, at least 40% of whom are not “interested persons” of the Company, as defined in the 1940 Act;

•

requires that the Company’s management agreement be approved by a majority of the directors who are not interested persons of the Company both initially and on an annual basis; the 1940 Act also generally requires that the Company’s management agreement be approved initially by the Company’s shareholders and that any material amendments to such agreement also be approved by the Company’s shareholders;

•	provides shareholders with the right to terminate the management agreement;

•

restricts the extent to which the Company may utilize financial leverage; for every dollar of indebtedness outstanding, the Company is required to have at least three dollars of total assets and for every dollar of preferred shares outstanding, the Company is required to have at least two dollars of total assets;

•

limits the Company to issuing one class of indebtedness and one class of preferred shares; restricts the issuance of stock options, rights and warrants; prohibits the issuance of securities for services or for property other than cash or securities, except as a dividend or a distribution to security holders or in connection with a reorganization; restricts the sale of common shares at a price below NAV;

•

imposes restrictions on the Company’s ability to engage in transactions with affiliated persons, including trustees and officers of the Company, the Adviser and its affiliates and other companies managed by the Adviser, unless such transactions are exempted by the SEC or a rule under the 1940 Act. These prohibitions generally apply to buying and selling securities and other property to or from affiliated persons; lending money to affiliated persons; or participating in joint transactions or profit sharing arrangements with affiliated persons;

•	regulates the form, content and frequency of financial reports to shareholders;

•	requires the Company to report its assets at their fair value rather than at cost in financial reports;

•	requires the Company to file periodic reports with the SEC designed for investment companies to disclose compliance with the 1940 Act and to present other financial information;

•	prohibits the Company from changing the nature of its business or fundamental investment objectives, policies and restrictions without the prior approval of its shareholders;

•	prohibits pyramiding of investment companies and the cross ownership of securities;

•	requires the Company to maintain its securities and other investments with certain types of custodians under conditions designed to assure the safety of the Company’s assets;

•	provides for the bonding of certain employees;

•

requires the Company to have a written code of ethics and compliance policies and procedures designed to prevent violations of federal securities laws and a chief compliance officer charged with administering these policies;

•	regulates the manner in which repurchases of shares may be effected;

•	regulates plans of reorganization, including mergers with affiliates;

•

prohibits the Company from limiting the liability of any trustee and officer for willful misfeasance, bad faith, gross negligence or reckless regard of the duties involved in the conduct of his or her office; and

•	creates a right in private persons to bring actions in Federal courts to enforce compliance with certain, limited provisions of the 1940 Act.

After we receive a Deregistration Order, we will no longer be subject to regulations under the 1940 Act. Instead, as a diversified holding company, we would be able to, among other things:

•	internalize or externalize management without shareholder approval;

•	employ both direct and structural leverage on our loan investments in amounts in excess of what the 1940 Act permits;

•

issue multiple classes of indebtedness and capital stock, including multiple classes of common and preferred stock with different rights, preferences and privileges, and multiple classes of debt with varying terms, seniority and security interests

•	issue stock options, rights and warrants for services or for property in addition to cash or securities, and may sell shares at a price below net asset value;

•	engage in transactions involving affiliated persons;

•	change our business strategy and policies without shareholder approval and without being subject to any regulatory restrictions under the 1940 Act;

•	manage our assets as we believe would be appropriate without being subject to any custody restrictions under the 1940 Act;

•	amend our organizational documents in accordance with their terms to remove provisions relating to 1940 Act requirements; and

Notwithstanding the foregoing, the governing document for the Company’s outstanding preferred shares will continue to impose certain leverage limits, restrictions on the issuance of multiple classes of common shares, preferred shares and debt, and subject two of the Company’s trustees to election by preferred shareholders voting as a separate class, at least until the preferred shares become subject to optional redemption by the Company on September 30, 2024 or until the Company is able to obtain preferred shareholder approval of amendments to the preferred share governing document.

However, we would be regulated by, among other laws, the Exchange Act, which regulates, among other things:

•	soliciting proxies from shareholders;

•	filing interim and annual reports with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K;

•	filing securities ownership reports by directors, officers and principal shareholders; and

•

restrictions on engaging in insider trading in securities, using manipulative devices in connection with certain security transactions, and making misleading statements in reports or documents filed with the SEC.

After we receive the Deregistration Order, we will continue to be managed by our Board and our officers; however, we anticipate the appointment of certain of the Adviser’s professionals as officers of the Company during the transition.

The Board will maintain substantially similar power, authority and discretion as the Board has before deregistration and be subject to the same duties under state law. Shareholders would also continue to have the benefit of the significant regulatory protections provided by the corporate governance requirements of the NYSE or another national securities exchange, including those that require that a majority of the trustees be “independent directors” (as defined under NYSE or other applicable exchange rules), trustee nominations and the compensation of all of our executive officers be subject to independent director approval, and that we hold an annual meeting of shareholders no later than one year after our first fiscal year following listing. In addition, consistent with the requirements of the NYSE or another national securities exchange, we intend to adopt a code of conduct and ethics applicable to all trustees, officers and employees.

Because the regulatory requirements specifically applicable to financial statements of registered investment companies would no longer be applicable to the Company, the financial information in our financial statements after we receive the Deregistration Order will change. For example, once we are no longer an investment company, we will no longer be required to present a schedule of portfolio of investments as part of our financial statements or report investments at fair value.

See Appendix B for more information on the risks associated with the Business Change Proposal.

Business as a Diversified Holding Company

The following discussion assumes that, unless otherwise noted, the Business Change Proposal has been approved by shareholders and we have fully implemented the Business Change Proposal and received the Deregistration Order. See Appendix B for more information on the risks associated with the Business Change Proposal.

Business Strategy

We intend to seek to acquire controlling positions in private businesses that, in our view, have the potential for growth in earnings through our active management of the business and that, through our management efforts, could increase in enterprise value and drive growth in returns to our shareholders. We currently anticipate that we will seek to acquire control positions in businesses across various industries and sectors, including, but not limited to, financial services, real estate and healthcare. We currently anticipate that the Company will target committing 25% of its assets to each of the financial services, real estate and healthcare sectors, with an additional 25% reserved for opportunistic acquisitions across the economic spectrum; however this 25% target is not a fixed target and our operations in any given sector may represent more or less than 25% of our assets depending on the availability and attractiveness of acquisition opportunities, general market conditions and other relevant factors. In addition, the Company may expand into other industries over time in order to pursue new acquisition opportunities. Notwithstanding the foregoing, until the Company receives the Deregistration Order, the Company will not concentrate in any one industry and will not increase its current positions in the real estate industry unless at the time of acquisition less than 25% of the value of the Company’s total assets consist of securities of issuers conducting their principal business activities in the real estate industry and the acquisition would not cause the Company to violate its fundamental policy of not concentrating in any one industry.

The Adviser and the Board believe that a dynamic acquisition strategy is appropriate for the current market environment, including because of their view of current private market inefficiencies. The Adviser believes the diversified holding company structure will increase access to capital and provide the Company with the opportunity achieve better risk-adjusted returns. In addition, accumulated unexpired capital loss carryforwards could help reduce taxable capital gains, if any, to the maximum extent permitted by the IRC.

However, to capitalize on acquisition and other business opportunities at different times in the economic cycle, we may change our business strategy from time to time. The Adviser and the Board believe that the flexibility of our business strategy and the experience and resources of the personnel who will manage the Company following implementation of the Business Change Proposal, will allow us to take advantage of changing market conditions. The Board will be able to modify such strategies without the consent of the shareholders to the extent that the Board determines that such modification is in the Company’s best interest.

Examples of expertise include investments in companies and assets across various industries, such as financial services, real estate and healthcare.

•	Wall Street Office

As Mr. Dondero started to grow the platform’s CLO business, he identified an inefficient bank loan and risk management structure. He created Financial Computer Software (FCS) which built Wall Street Office as an outsourced bank loan accounting and risk management platform for managers. On July 29th, 2008, JP Morgan acquired WSO and sold FCS to MarkIt for an undisclosed sum.

•	NexBank – Financial Services

NexBank operates in three divisions—Institutional, Commercial, and Mortgage banking. The predecessor to NexBank, Heritage Bank, was acquired in 2004 and at the time had approximately $55 million in assets. Since 2004, NexBank has grown significantly to over $9 billion in assets. Today, NexBank is one of the most profitable banks in the country. For the third consecutive year, S&P Global Market Intelligence ranked NexBank as a top performing U.S. bank. It ranked 17th in the nation among banks with $3 billion to $10 billion in assets. NexBank had the fourth-highest return on average tangible common equity and the sixth-lowest efficiency ratio among the ranked banks.

•	MGM – Media

MGM is a leading entertainment company focused on the production and global distribution of film and television content across all platforms. MGM owns one of the world’s deepest libraries of premium film and television content. MGM has investments in several other television channels, digital platforms, and interactive ventures. The investment includes representation on board of directors.

•	Creek Pine Holdings – Real Estate

Creek Pine Holdings is 1 million+ acres of timberlands located in East TX within 100 miles of three top U.S. homebuilding markets (Austin, Dallas, Houston). The property was purchased through JV with CatchMarkTimber Trust (NYSE:CTT), a publicly traded REIT, and a group of sophisticated intuitional investors. The investment includes representation on board of directors.

•	EDS Legacy Partners – Real Estate

EDS Legacy Partners (“EDS”) is in a location that is ideal for corporate headquarters with potential for renovation, expansion, and/or redevelopment. EDS is currently pursuing corporate relocations ranging in size from 300,000 to 1 million square feet and opportunities to convert a portion of the property into a hotel and conference center and pursue mixed-use development of the surrounding land.

•	NexPoint Real Estate Finance – Real Estate

NexPoint Real Estate Finance (“NREF”) is a publicly traded mortgage REIT (NSYE:NREF) that concentrates on investments in the multifamily, single-family rental, and self-storage sectors, predominantly in the top 50 metropolitan statistical areas. NREF focuses on lending or investing in properties that are stabilized or have a “light-transitional” business plan. In February 2020, under the NREF formation transaction, certain assets in the Company valued at $46 million were contributed in exchange for NREF operating partnership units. NREF Op Units are convertible one-to-one for NREF Common shares (and are priced daily in the Company using the NREF common share price).

•	SAFStor – Real Estate

SAFStor is a vertically-integrated developer/owner of institutional-quality self-storage with a geographically diverse footprint spanning the eastern United States. The company partners with best-in-class capital providers, general contractors and management partners, including Extra Space Storage, CubeSmart, and Life Storage. SAFStor’s principals bring over 50 years of in-depth real estate experience, having developed over $3.5 billion of mixed-use real estate since 2012, and over $400 million of self-storage since 2017. Prior partners include sovereign wealth funds, tier one private equity firms, and pension funds. NexPoint affiliates currently have over 27 deals under construction with SafStor with approximately $140 million invested. HFRO’s REIT subsidiary has invested in 19 deals with approximately $98 million invested.

•	Vinebrook Homes – Real Estate

VineBrook Homes is a premier single-family rental (“SFR”) operator, capital allocator, and manager who currently owns and operates 13,500 homes located in 19 markets across the Heartland and Southeast U.S. Vinebrook has tripled in size since NexPoint recapitalized the business in November of 2018 and is now boasting near $1.3 billion of assets under management and growing. The currently portfolio has a stabilized occupancy of 98.4% with near 60% net operating income margins.

Policies and Business Management Guidelines

If the Business Change Proposal is approved by shareholders, the Board will approve the Company’s operating and regulatory policies. The Board currently anticipates adopting the policies and guidelines described below. The Board may, in its discretion, revise or waive such policies and guidelines from time to time in response to changes in market conditions or business opportunities without shareholder approval.

Business Operations. We intend to operate to ensure that we are not required to register as an investment company under the 1940 Act.

Taxation as a C-corporation. As a C-corporation for U.S. federal income tax purposes, the Company’s total net income would be subject to federal taxation at the corporate level at regular corporate rates. To the extent that such income is distributed to shareholders, these distributions would also generally be subject to taxation at the shareholder level as dividend income as described in “U.S. Federal Income Tax Considerations,” and the Company would get no deduction for such distributions. In addition, once the Company ceases to be taxed as a RIC, it may become subject to certain state and local taxes to which it is not currently subject.

Distribution Policy. After the Company ceases to be taxed as a RIC, it will no longer be subject to the requirement to distribute substantially all of its income each year to shareholders, and the determination of whether to make distributions, if any, to shareholders will be made by the Board. Although no determination has yet been made as to the Company’s distribution policy, in the event Business Change Proposal is approved, it is likely that the Board will determine that all of the Company’s working capital is required for its operations and that, accordingly, no distributions should be made for the foreseeable future. See Appendix C. The amount of such distributions, if any, will be determined on a periodic basis by the Board, taking into account, in addition to tax requirements, our cash needs, the market price for our common shares and other factors our Board considers relevant.

Expenses. The Company will incur operating expenses related to the employment of professionals to perform target analysis, research and other duties related to our acquisition strategy and management of our suite of controlled businesses, as well as general and administrative expenses.

Conversion Expenses. We estimate that the third-party legal fees, transfer agency costs, SEC and NYSE registration fees and de minimis other expenses associated with consideration and approval of the Business Change Proposal will be approximately $1.5 million to $3.5 million. The Company will be responsible for these costs. The Adviser has agreed to cap these costs payable by the Company to 40-basis points (0.40%) of the Company’s net asset value.

Management and Consulting Fees. The total amount of fees and expenses incurred as a diversified holding company will not exceed the total amount of fees and expenses currently incurred (1.15% of total assets) for a period of twelve months from the date of receipt of the Deregistration Order. The Adviser has contractually agreed to make any necessary payments to the Company to ensure a total expense cap of 1.15% of total assets on the aggregate amount of management fees, administrative and shared services fees and other corporate operating expenses for the twelve-month period following the Company’s receipt of the Deregistration Order (“the Total Expense Cap”). The Total Expense Cap excludes certain fees paid by the Company such as taxes, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses, expenses related to the implementation and maintenance of the LTIP and extraordinary expenses.. Accordingly, the total amount of fees and expenses payable by the Company in the twelve months following receipt of the Deregistration Order could be greater than 1.15% of total assets. The Total Expense Cap is intended to cap general and administrative expenses and certain other expenses to ensure the Company’s expenses are competitive and shareholder friendly. After the Total Expense Cap expires, the future Board will have the ability to adjust future expenses, including the management fees paid to the Adviser, at its discretion and will be responsible for determining the reasonableness of fee levels and expenses in light of market practice and subject to its duties to the Company and its shareholders. In addition, the Adviser has agreed to waive any fees payable to it or its affiliates by the Company in connection with transactions involving the Company and, or the ownership of securities of, the Adviser or its affiliates for a period of twelve months following receipt of the Deregistration Order.

The Adviser currently provides administrative and operational support services to the Company through a Services Agreement with Skyview Group (“Skyview”), effective February 25, 2021. The Adviser compensates all Adviser and Skyview personnel who provide services to the Company. This arrangement will continue in effect through receipt of the Deregistration Order. After receipt of the Deregistration Order, we expect that this arrangement will remain in place and that the Adviser will continue compensate all Adviser and Skyview personnel who provide services to the Company. The Company will not pay any additional fees to Skyview.

Other Expenses. G&A Expenses of the Company will include offering expenses, legal, accounting, financial, due diligence and other service fees incurred in connection with extraordinary litigation and mergers and acquisitions and other events outside the ordinary course of our business, compensation expense relating to equity awards granted under our long-term incentive plan, and any out-of-pocket acquisition or due diligence expenses incurred in connection with the acquisition or disposition of certain investments.

Policies with Respect to Certain Other Activities. We may raise additional funds through offerings of equity or debt securities or by retaining cash flow (subject to provisions in the IRC concerning distribution requirements and the taxability of undistributed taxable income, but only for so long as the Company remains registered as an investment company under the 1940 Act) or a combination of these methods. If our Board determines to raise additional equity capital, it has the authority, without shareholder approval, to issue additional common shares or preferred shares of beneficial interest in any manner and on such terms and for such consideration as it deems appropriate, at any time.

In addition, to the extent available, we intend to borrow money to finance our operations. We intend to use traditional forms of financing, including repurchase agreements, bank credit facilities (including revolving facilities and term loans), public or private debt issuances, securitizations and other sources of financing. We expect that the Board will periodically review our business and leverage strategies.

Notwithstanding the foregoing, the governing document for the Company’s outstanding preferred shares will continue to impose certain leverage limits, restrictions on the issuance of multiple classes of common shares, preferred shares and debt, and subject two of the Company’s trustees to election by preferred shareholders voting as a separate class, at least until the preferred shares become subject to optional redemption by the Company on September 30, 2024 or until the Company is able to obtain preferred shareholder approval of amendments to the preferred share governing document.

In addition, the Company may continue to maintain a limited percentage of its total assets in investment securities, so long as the extent of such positions are consistent with exclusion of the Company from the definition of investment company under the 1940 Act.

As described above, the Company intends to acquire control of operating businesses with the characteristics described above, and to operate those businesses over a long-term horizon to achieve sustainable increases in cash flow, earnings and, ultimately, shareholder value. The sale of any of the Company’s controlled businesses at a profit when such entity achieves some specified objective or degree of success is not a corporate or business objective or goal of the Company. However, if a sale of one of the Company’s controlled businesses, at some point, becomes consistent with the Company’s overall business strategy, it may seek to sell such business.

Reports and Annual Meetings

We anticipate that our common and preferred shares will continue to be listed on the NYSE or another national securities exchange. We will be required to satisfy the annual and periodic reporting requirements of the Exchange Act, including filing an Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, each of which requires the filing of financial statements and officers’ certifications. Furthermore, we will be required to file a Current Report on Form 8-K whenever a reportable event occurs between the above reporting periods. Pursuant to applicable exchange rules, we will continue to hold annual meetings of shareholders.

Trustees of the Company

The Board is responsible for the overall management of the Company, including supervision of the duties performed by the Company’s management team and services providers. The Board is currently comprised of four trustees (each, a “Trustee”). The Trustees are responsible for the Company’s overall management, including adopting the business strategy and other policies of the Company, electing and replacing officers and selecting and supervising the Company’s management team.

Committees of the Board of Trustees. We currently have an Audit and Qualified Legal Compliance Committee, a Governance and Compliance Committee and a Distribution and Alternatives Oversight Committee. The Governance and Compliance Committee is currently comprised of Dr. Froehlich and Messrs. Ward and Powell, each of whom is independent for purposes of the 1940 Act. Dr. Froehlich serves as the Chairman of the Governance and Compliance Committee.

Compensation of Trustees and Officers. Each Trustee receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Fund Complex (defined below) based on relative net assets. Trustees are reimbursed for actual out-of-pocket expenses relating to attendance at meetings, however, the Chairman of the Board and the Chairman of the Audit Committee each receive an additional payment of $10,000 payable in quarterly installments and allocated among each portfolio in the Fund Complex based on relative net assets. The Trustees do not receive any separate compensation in connection with service on Committees or for attending Board or Committee Meetings. The Trustees do not have any pension or retirement plan. The executive officers of the Company receive no direct remuneration from the Company.

The “Fund Complex,” as referred to herein consists of: the Company, each series of Highland Funds I (“HFI”), each series of Highland Funds II (“HFII”), Highland Global Allocation Fund (“GAF”), NexPoint Strategic Opportunities Fund (“NHF”), NexPoint Real Estate Strategies Fund (“NRESF”) and NexPoint Capital, Inc. (the “BDC”), a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act.

The Board expects that full implementation of the Conversion may take up to two years and would involve, among other things, a substantial transition of the Company’s assets.

U.S. Federal Income Tax Considerations

The following is a summary of U.S. federal income tax considerations generally applicable to the Business Change Proposal, our intended treatment as a C-corporation commencing with the Deregistration Year, and the ownership and disposition of our common shares following our conversion to a C-corporation. The discussion is based upon the IRC, the regulations promulgated by the Treasury, judicial authorities, rulings and other administrative pronouncements issued by the Internal Revenue Service (the “IRS”), and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Company or to all categories of investors, some of which may be subject to special tax rules, such as:

•	financial institutions;

•	insurance companies;

•	broker-dealers;

•	regulated investment companies;

•	partnerships, other pass-through entities and trusts;

•	persons who hold our shares on behalf of other persons as nominees;

•	persons who receive our shares as compensation;

•	persons holding our shares as part of a “straddle,” “hedge,” “conversion transaction,” “synthetic security” or other integrated investment;

•	persons subject to the mark-to-market method of accounting for their securities;

•	a person who owns 5% or more (by vote or value, directly or constructively under the IRC) of any class of our shares;

•	U.S. expatriates;

•	persons whose functional currency is not the U.S. dollar;

•	a person subject to special tax accounting rules as a result of its use of applicable financial statements (within the meaning of Section 451(b)(3) of the IRC);

•	persons subject to special rules or exemptions under the Foreign Investment in Real Property Tax Act of 1980, as amended (“FIRPTA”)

•	tax-exempt organizations; and

•	except as expressly set forth below, foreign investors.

No ruling has been or will be sought from the IRS regarding any matter discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below. This summary of U.S. federal income tax considerations is for general information only.

PROSPECTIVE INVESTORS MUST CONSULT THEIR OWN TAX ADVISORS AS TO THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF OUR CONVERSION TO A C-CORPORATION AND OF HOLDING AND DISPOSING OF COMMON SHARES, AS WELL AS THE EFFECTS OF STATE, LOCAL AND NON-U.S. TAX LAWS.

For purposes of this summary, the term “U.S. Holder” means a beneficial owner of common shares that, for U.S. federal income tax purposes, is one of the following:

•	an individual who is a citizen or resident of the United States;

•	a corporation or other entity taxable as a corporation created in or organized under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•

a trust (i) if a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust or (ii) that has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person.

A “Non-U.S. Holder” is a beneficial owner of common shares that is neither a U.S. Holder nor a partnership for U.S. federal income tax purposes. If a partnership (including any other entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds common shares, the U.S. federal income tax treatment of a partner in such partnership will generally depend upon the status of the partner and the activities of the partnership. Partners of partnerships that hold common shares should consult their tax advisors.

Deregistration from the 1940 Act and Taxation as a C-Corporation

The Company has elected to be treated and currently operates in a manner intended to qualify as a RIC under the IRC. Assuming we deregister as an investment company under the 1940 Act as a result of the Business Change Proposal, our qualification for taxation as a RIC would terminate for the Deregistration Year and we would thereby become subject to tax as a regular “C-corporation” for U.S. federal income tax purposes.

As a C-corporation, the Company’s total net taxable income, including capital gains (to the extent not offset by available capital loss carryforwards), would be subject to U.S. federal taxation at regular corporate rates (currently 21%). To the extent that such income is distributed to shareholders, these distributions generally will also be subject to taxation at the shareholder level, as described below, and the Company will not receive a deduction for such distributions as it does as a RIC. In addition, once the Company ceases to be taxed as a RIC, it may become subject to certain state and local taxes to which it is not currently subject. The extent to which the Company is required to pay U.S. corporate income tax could materially reduce the Company’s cash available to make distributions on the common shares.

The Company currently has capital loss carryforwards, which will generally be available to be carried forward by the Company as a C-corporation. Although RICs are generally entitled to carry such losses forward indefinitely, C-corporations are generally entitled to carry such losses back for three years (but not to a prior RIC year) and forward for five years. The use of capital losses, including capital loss carryforwards, is subject to limitations. In the event a capital loss carryforward cannot be utilized in by the end of the applicable carryforward period, the Company’s U.S. federal income tax liability may be higher than expected, which will result in less cash available to distribute to shareholders. C-corporations, but not RICs, are generally entitled to carry forward ordinary net operating losses, subject to limitations.

In addition, as a RIC, the Company is required to distribute substantially all of its income each year to shareholders. After the Company ceases to be taxed as a RIC, it will no longer be subject to this requirement, and the determination of whether to make distributions, if any, to shareholders will be made by the Board.

The remainder of this discussion assumes we will convert to and continue to be subject to taxation as a C-corporation.

Taxation of Shareholders

U.S. Holders

Distributions. Distributions by the Company of cash or property in respect of the common shares will be treated as dividends for U.S. federal income tax purposes to the extent paid from the Company’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles) and will be includible in gross income by a U.S. Holder upon receipt. Any such dividend will be eligible for the dividends received deduction if received by an otherwise qualifying corporate U.S. Holder that meets the holding period and other requirements for the dividends received deduction. Dividends paid by the Company to certain non-corporate U.S. Holders (including individuals) are eligible for U.S. federal income taxation at the rates generally applicable to long-term capital gains for individuals, provided that the U.S. Holder receiving the dividend satisfies applicable holding period and other requirements.

If the amount of a Company distribution exceeds the Company’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the U.S. Holder’s tax basis in the common shares (reducing such basis accordingly), and thereafter as capital gain on the disposition of such shares, as described under “—Sales of Common Shares.”

Sales of Common Shares. Upon the sale, exchange or other taxable disposition of common shares, a U.S. Holder generally will recognize capital gain or loss equal to the difference between the amount realized on the disposition and the U.S. Holder’s adjusted tax basis in the shares. Any such capital gain or loss will be a long-term capital gain or loss if the U.S. Holder has held the applicable shares for more than one year at the time of disposition. Long-term capital gains of certain non-corporate U.S. Holders (including individuals) are currently subject to reduced U.S. federal income tax rates. The deductibility of capital losses is subject to limitations under the IRC.

Tax on Net Investment Income. U.S. Holders who are individuals, estates or trusts and whose income exceeds certain thresholds are subject to a 3.8% federal tax on their “net investment income,” which includes dividends received from the Company and capital gains from the sale or other disposition of the Company’s stock.

Non-U.S. Holders

Non-U.S. Holders may be subject to U.S. tax rules that differ significantly from those summarized above. For instance, special rules may apply to certain Non-U.S. Holders, such as “controlled foreign corporations,” “passive foreign investment companies” and certain expatriates, among others, that are subject to special treatment under the IRC. Such Non-U.S. Holders should consult their own tax advisors to determine the U.S. federal, state, local and other tax consequences that may be relevant to them.

Distributions. Distributions received by a Non-U.S. Holder that are treated as dividends for U.S. federal income tax purposes will generally be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate, if applicable). However, dividends that are effectively connected with the conduct of a trade or business by a Non-U.S. Holder within the United States (and, if required by an applicable income tax treaty, are attributable to a United States permanent establishment) are not subject to the withholding tax, provided certain certification and disclosure requirements (generally on a Form W-8ECI) are satisfied. Instead, such dividends are subject to U.S. federal income tax on a net income basis in the same manner as if the Non-U.S. Holder were a U.S. Holder. Any such effectively connected dividends received by a foreign corporation may be subject to an additional “branch profits tax” at a 30% rate or such lower rate as may be specified by an applicable income tax treaty.

A Non-U.S. Holder who wishes to claim the benefits of an applicable income tax treaty should consult their tax adviser. A Non-U.S. Holder eligible for a reduced rate of United States withholding tax pursuant to an income tax treaty may obtain a refund of any excess amounts withheld by filing an appropriate claim for refund with the IRS.

Sales of Common Shares. A Non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax on any gain realized on the disposition of common shares (including as a result of return of capital distributions in excess of basis) unless:

•

the gain is effectively connected with a trade or business of the Non-U.S. Holder in the United States (and, if required by an applicable income tax treaty, is attributable to a U.S. permanent establishment of the Non-U.S. Holder);

•	the Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year of that disposition, and certain other conditions are met; or

•

the Company is or has been a “United States real property holding corporation” (“USRPHC”) at any time within the shorter of the five-year period ending on the date the common shares are sold or the period that such Non-U.S. Holder held our common shares except that taxation under this bullet would generally not apply if common shares are treated as regularly traded on an established securities market and such Non-U.S. Holder owns or owned (actually or constructively) 5% or less of our common shares at all times during the shorter of the two periods mentioned above.

Gain described in the first or third bullet point above will be subject to U.S. federal income tax on a net income basis generally in the same manner as if the Non-U.S. Holder were a U.S. Holder (and, with respect to the first bullet, may be subject to an additional 30% branch profits tax in the hands of a Non-U.S. Holder that is a corporation for U.S. federal income tax purposes). In the case of a Non-U.S. Holder described in the second bullet point above, except as otherwise provided by an applicable income tax treaty, any gain, which may be offset by certain U.S.-source capital losses, will be subject to a flat 30% tax even though the individual is not considered a resident of the United States under the IRC.

With respect to the third bullet, the Company would generally be a USRPHC if the fair market value of its United States real property interests, as defined in the IRC and applicable regulations (and which will generally include stock of other USRPHCs), equals or exceeds 50% of the aggregate fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business. Although we believe we are not and do not expect we will become a USRPHC and that our common shares are and will continue to be treated as regularly traded on an established securities market, no assurance can be given in that regard.

The Foreign Account Tax Compliance Act

The Foreign Account Tax Compliance Act and existing guidance issued thereunder require withholding at a rate of 30% on dividends in respect of our common stock held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Treasury to report, on an annual basis, information with respect to shares in, or accounts maintained by, the institution to the extent such shares or accounts are held by certain U.S. persons and by certain non-U.S. entities that are wholly or partially owned by U.S. persons and to withhold on certain payments. Accordingly, the entity through which our common stock is held will affect the determination of whether such withholding is required. Similarly, dividends in respect of our common stock held by an investor that is a non-financial non-U.S. entity that does not qualify under certain exemptions will be subject to withholding at a rate of 30%, unless such entity either (1) certifies that such entity does not have any “substantial United States owners” or (2) provides certain information regarding the entity’s “substantial United States owners,” which the applicable withholding agent will in turn provide to the Secretary of the Treasury. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury Regulations or other guidance, may modify these requirements. We will not pay any additional amounts to stockholders in respect of any amounts withheld. Non-U.S. Holders are encouraged to consult their tax advisors regarding the possible implications of the legislation on their investment in our common stock.

Changes in Tax Laws

The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Treasury Department. Changes to the U.S. federal tax laws and interpretations thereof could adversely affect us or an investment in our stock.

For example, the Tax Cuts and Jobs Act of 2017 (“2017 Tax Act”) made many changes to tax law, including lowering the tax rates applicable to C-corporations. The Biden administration has indicated that it intends to modify key aspects of the tax code, including by increasing corporate and individual tax rates. If enacted, the Company’s effective tax rate could materially change as a result of changes in tax laws.

PROPOSAL 2: AMENDMENT PROPOSAL

Introduction

The Board recommends that shareholders of the Company approve the proposed Fourth Amended and Restated Agreement and Declaration of Trust (the “A&R Declaration of Trust”). The Company’s current Declaration of Trust was adopted in connection with the Company’s conversion to a closed-end fund in 2017 and reflects the Company’s operations as a closed-end investment management company registered under the 1940 Act.

The amendments to the Declaration of Trust are designed to address issues arising out of and resulting from the conversion from a registered investment company to a diversified holding company and are not designed to adversely impact shareholder rights. Some of the proposed amendments to the Declaration of Trust are necessary in order to remove concepts related to the 1940 Act, implement the Business Change Proposal and engage in our new business as a diversified holding company. See “Conversion-Related Amendments” below for additional information on these amendments and why the Company believes they are appropriate. Other amendments are designed to allow the Company to operate more efficiently and enhance its ability to achieve the full benefit of the Business Change Proposal by streamlining the Company’s corporate governance structure to reflect more modern provisions for holding companies organized as Massachusetts business trusts. See “Amendments to Enhance Board Flexibility in the Management of the Company” below for additional information on these amendments and why the Company believes they are appropriate. Finally, the A&R Declaration of Trust, if approved, will protect the expressed will of shareholders by requiring a supermajority vote to take any action that would undo or impede implementation of the Business Change Proposal. See “Supermajority Vote Required to Undo or Impede Implementation of the Business Change Proposal” below for additional information on this amendment and why the Company believes it is appropriate.

Shareholders are being asked to vote upon each of the Business Change Proposal and the Amendment Proposal separately; however, the effectiveness of each of the Business Change Proposal and the Amendment Proposal is conditioned and dependent upon the approval of both proposals. Accordingly, the Business Change Proposal, if approved, will only be effective if the Amendment Proposal is also approved, and the Amendment Proposal, if approved, will only be effective if the Business Change Proposal is also approved. Shareholders should note that the Company will remain a Massachusetts business trust regardless of whether the Business Change Proposal and the Amendment Proposal are approved and implemented and shareholders’ rights will continue to be governed by applicable Massachusetts law.

The following is a brief discussion of the principal changes contained in the A&R Declaration of Trust. A copy of the A&R Declaration of Trust is attached to this Proxy Statement as Appendix C and the discussion below is qualified in its entirety by reference to Appendix C, which you should read in its entirety.

Conversion-Related Amendments

Eventual Removal of Provisions Related to the 1940 Act

The Company’s existing Declaration of Trust is based on the Company’s current operation as a closed-end investment management company registered under the 1940 Act. As such, the Declaration of Trust includes certain provisions that are common to the organizational documents of companies that are registered under the 1940 Act. If the Business Change Proposal is approved, the Company will begin the process of converting into a diversified holding company and, once it no longer qualifies as an investment company under the 1940 Act, will apply for the Deregistration Order. Once the Company is no longer registered under the 1940 Act, the Declaration of Trust, including certain provisions related to, or required under, the 1940 Act, would be inconsistent with the Company’s business plan as a diversified holding company and could inhibit the Company’s ability to further grow and operate successfully. In some cases, if these 1940 Act related provisions are retained, the Declaration of Trust could put us at a competitive disadvantage compared to our publicly-traded peers. Additionally, there are certain voting requirements under the 1940 Act that would no longer be necessary or desirable. Accordingly, if both the Business Change Proposal and the Amendment Proposal are approved, the 1940 Act related provisions of the A&R Declaration of Trust will no longer be applicable after receipt of the Deregistration Order, which will facilitate the Company’s business as a diversified holding company and more closely align our charter to those of other publicly-traded companies.

Supermajority Vote Required to Undo or Impede Implementation of the Business Change Proposal

If both the Business Change Proposal and the Amendment Proposal are approved, it is the intent of the Board to respect this decision and promptly begin to implement the Business Change Proposal. Accordingly, to avoid the potential uncertainty and disruption that would be introduced by a subsequent proposal that is inconsistent with the Business Change Proposal, the A&R Declaration of Trust includes a provision that would, unless otherwise determined by the vote of at least 80% of the Board, require the affirmative vote of not less than 75% of the outstanding Shares to approve any action that, in the judgment of the Board, would prevent, impede or make less efficient or more costly the implementation of the Business Change Proposal, or the realization of the benefits sought thereby. The Board believes that such threshold is appropriate given the time and expense of implementing the Business Change Proposal.

Amendments to Enhance Board Flexibility in the Management of the Company

The A&R Declaration of Trust will grant the Board greater flexibility in conducting shareholder meetings by allowing the Board to set the quorum required for conducting business higher or lower than the current standard. Additionally, the A&R Declaration of Trust will allow the Board to set the required vote for any matter, except to the extent that the A&R Declaration of Trust requires a specific vote on a matter or otherwise prohibits the Board from changing the vote required on such matter.

Trustee Eligibility and Board Composition

The A&R Declaration of Trust will allow the Board, from time to time, to establish eligibility criteria for Trustees and Trustee Nominees. In addition, the A&R Declaration of Trust will grant greater flexibility to the Board in managing the size of the Board and removing Trustees, with or without cause, without the need for shareholder approval.

Shareholder Action by Written Consent

The A&R Declaration of Trust would give the Board the ability to determine whether shareholders may act by written consent. The Board concluded that there are several important arguments in support of limiting the absolute right to shareholder action by written consent, which include, but are not limited to: (i) requiring shareholder action only at a shareholder meeting increases the likelihood that the Company and all of its shareholders will be given an opportunity to consider carefully and respond prudently to important shareholder proposals; (ii) requiring shareholder action only at a shareholder meeting avoids untimely action in a context that might not permit shareholders to have the full benefit of the knowledge, advice, and participation of the Company’s management and Board; and (iii) limiting these proposals to our annual meeting or duly called special meetings will reduce the time and effort our Board and management would need to devote to shareholder proposals, which time and effort could distract the Company’s management and the Board from implementing the Business Change Proposal, if approved, and other important Company business.

VOTING INFORMATION

Required Vote

Business Change Proposal. Under the 1940 Act, changing the Company’s business from an investment company to a diversified holding company and changing the Company’s fundamental investment restrictions requires the affirmative vote of the lesser of (a) 67% of our outstanding voting securities present at the Special Meeting, if the holders of more than 50% of our outstanding voting securities are present in person or represented by proxy, or (b) more than 50% of our outstanding voting securities. For purposes of the foregoing, holders of the common shares and holders of the preferred shares will vote together as a single class.

In addition, the Business Change proposal requires the affirmative vote of the lesser of (a) 67% of our outstanding preferred shares present at the Special Meeting, if the holders of more than 50% of our outstanding preferred shares are present in person or represented by proxy, or (b) more than 50% of our outstanding preferred shares. For purposes of the foregoing, holders of the preferred shares will vote separately as a class.

Amendment Proposal. Under the Declaration of Trust, the Amendment Proposal requires the affirmative vote of a majority of the shares voted at the Special Meeting. For purposes of the foregoing, holders of common shares and holders of preferred shares will vote together as a single class.

Shareholders are being asked to vote upon each proposal separately; however, the effectiveness of each of the Business Change Proposal and the Amendment Proposal is conditioned and dependent upon the approval of both proposals. Accordingly, the Business Change Proposal, if approved, will only be effective if the Amendment Proposal is also approved, and the Amendment Proposal, if approved, will only be effective if the Business Change Proposal is also approved.

For more information, see “—Quorum, Abstentions and Broker Non-Votes” and “—Adjournment.”

Record Date

Only shareholders of record at the close of business on the Record Date (June 14, 2021) will be entitled to vote at the Special Meeting. As of the Record Date, we had the following shares outstanding:

	NYSE Symbol	Number of Shares
Class
Common Shares	HFRO	71,405,522
Preferred Shares	HFRO.PR.A	5,800,000

Voting Methods

You may send in your proxy by one of the following methods:

1. If you received your proxy card(s) by mail, complete, sign and return the enclosed proxy card or voting instruction form promptly in the postage paid envelope.

2. Call the toll-free number listed on the front of the enclosed proxy card or voting instruction form. Have your control number (located on the enclosed proxy card or voting instruction form) available for reference. The automatic system will prompt you on how to vote.

3. Log on to the website listed on the front of the enclosed proxy card or voting instruction form. Have your control number (located on the enclosed proxy card or voting instruction form) available for reference. The system will prompt you with instructions on how to vote.

If you hold shares in the name of a brokerage firm, bank, nominee or other institution, you must provide a legal proxy from that institution in order to vote your shares at the Special Meeting.

In addition, shareholders of record may vote in person at the Special Meeting. If your shares are held by a bank, broker or other nominee (that is, in “street name”), you are considered the beneficial owner of your shares and you should refer to the instructions provided by your bank, broker or nominee regarding how to vote. In addition, because a beneficial owner is not the shareholder of record, you may not vote shares held by a bank, broker or nominee in street name at the Special Meeting unless you obtain a “legal proxy” from the bank, broker or nominee that holds your shares, giving you the right to vote the shares at the Special Meeting.

Quorum, Abstentions and Broker Non-Votes

A quorum of shareholders is required to take action at the Special Meeting. The presence in person or by proxy of the holders of 33 1/3% of the shares of the Company entitled to vote on a particular matter shall constitute a quorum for the Special Meeting. If a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments or postponements of the Special Meeting to permit further solicitation of proxies. Our common and preferred shares represented by valid proxies or in person will count for the purpose of determining the presence of a quorum for the Special Meeting. Votes cast by proxy or in person at the Special Meeting will be tabulated by the inspector of election appointed for the Special Meeting. Abstentions will be counted as shares present for purposes of determining whether a quorum is present at the Special Meeting, and will have the effect of a vote “against” the Business Change Proposal, but will have no impact on the outcome of the Amendment Proposal.

We do not anticipate “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) on the Proposals, since our understanding is that brokers do not have discretionary authority to vote on the Proposals.

Adjournments

The chairman of the Special Meeting may adjourn the Special Meeting from time to time, including if a quorum is not present, or if a quorum is present but sufficient votes to approve one or more of the Proposals are not received, to reconvene at the same or some other place, and notice need not be given of any such adjourned Special Meeting if the time and place, if any, thereof and the means of remote communications, if any, by which shareholders and proxyholders may be deemed to be present in person and vote at such adjourned Special Meeting are announced at the Special Meeting. At the adjourned Special Meeting, the Company may transact any business which might have been transacted at the Special

Meeting. If after the adjournment a new record date is fixed for the adjourned Special Meeting, notice of the adjourned Special Meeting shall be given to each shareholder of record entitled to vote at the Special Meeting and each other shareholder entitled to notice of the Special Meeting.

Revocation of Proxy

Any proxies may be revoked at any time before they are exercised at the Special Meeting by timely filing with us a written notice of revocation, by timely delivering to us a duly executed proxy bearing a later date, by voting over the Internet or by telephone at a later time in the manner provided on the website indicated in the proxy card or by attending the Special Meeting and voting in person via conference call. Votes provided over the Internet, by telephone or by mail must be received by 11:59 p.m. Eastern time on August 19, 2021. If you hold shares in the name of a brokerage firm, bank, nominee or other institution, you must provide a legal proxy from that institution in order to revoke your shares at the Special Meeting. Being present in person via conference call at the Special Meeting alone does not revoke a previously executed and returned proxy.

SOLICITATION OF PROXIES

It is expected that the solicitation of proxies will be primarily by mail and telephone. The costs of preparing, assembling and mailing material in connection with the solicitation of proxies will be borne by the Company. The Adviser and its personnel, and personnel of the Adviser’s affiliates, as well as our Trustees and officers, may assist in the solicitation of proxies by telephone, facsimile, email or personal interview and will receive no additional compensation in connection therewith. We have retained Di Costa Partners to provide shareholder meeting services, including the distribution of this proxy statement and related materials to shareholders as well as assisting the Company in soliciting proxies for the Special Meeting at an approximate cost of $209,286. These costs will be paid by the Company.

COMMUNICATIONS WITH TRUSTEES

Any of our shareholders or other interested party who desires to communicate with our Trustees, individually or as a group, should write to the party for whom the communication is intended, in care of the Secretary, Highland Income Fund, at 2515 McKinney Avenue, Suite 1100, Dallas, Texas 75201 or by telephone at 1-866-351-4440. The communications will then be delivered to the appropriate persons.

SHAREHOLDER NOMINATIONS AND PROPOSALS

Pursuant to our Declaration of Trust and Bylaws, because the Special Meeting is a special meeting of our shareholders, only the business stated in the notice of meeting attached to this Proxy Statement shall be conducted at the Special Meeting. At this time, the Board knows of no other matter which will be brought before the Special Meeting. If any procedural matters properly come before the Special Meeting or any postponement or adjournment thereof and if discretionary authority to vote with respect thereto has been conferred by the applicable enclosed proxy, the persons named in the proxy will vote the proxy in accordance with their discretion on those matters. Shareholder proposals for our annual meetings of shareholders may be brought pursuant to Rule 14a-8 under the Exchange Act.

Pursuant to our Declaration of Trust and our Bylaws, shareholders may make nominations and propose other business only in connection with annual meetings of shareholders. Our Bylaws require compliance with certain procedures for a shareholder to properly make a nomination for election to the Board or to propose other Company business at an annual meeting. In order for a shareholder to properly propose a nominee for election to the Board or propose business outside of Rule 14a-8 under the Exchange Act, the shareholder must comply, in all respects, with the advance notice and other provisions set forth in our Bylaws, which currently include, among other things, requirements as to the shareholder’s timely delivery of advance notice, ownership of at least a specified minimum amount of our common or preferred shares, if applicable, for a specified minimum period of time, record ownership and submission of specified information. If a shareholder who is eligible to do so under our Bylaws wishes to nominate a person or persons for election to the Board or propose other Company business at an annual meeting, notice of such proposal must be timely received at our principal executive offices. The notice must set forth detailed specified information about any proposed nominee, the shareholder making the nomination and affiliates and associates of that shareholder. As to any other Company business that the shareholder proposes to bring before an annual meeting, our Bylaws provide that the notice must set forth a description of such business, the reasons for proposing such business at the meeting and any material interest in such business of the shareholder, a description of all agreements, arrangements and understandings involving the shareholder in connection with the proposal of such business and a representation that the shareholder intends to appear in person or by proxy at the meeting to bring the business before the meeting.

2022 Annual Meeting. Shareholder proposals intended to be presented pursuant to Rule 14a-8 under the Exchange Act at our 2022 annual meeting of shareholders must be received at our principal executive offices not later than February 14, 2022 in order to be considered for inclusion in our proxy statement for our 2022 annual meeting of shareholders; provided that if we hold our 2022 annual meeting on a date that is more than 30 days before or after the first anniversary of the date of our 2021 annual meeting, shareholders must submit proposals for inclusion in our 2022 proxy statement within a reasonable time before we begin to print and send proxy materials. Under Rule 14a-8, we are not required to include shareholder proposals in the proxy materials unless conditions specified in the rule are met.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Unless otherwise indicated, the information set forth below is as of February 28, 2021. To our knowledge, no person beneficially owned more than 5% of our outstanding common shares, except as set forth below. To our knowledge, none of our officers or Trustees owned 1% or more of our outstanding common shares, except as set forth below.

Collectively, to our knowledge, the officers and Trustees of the Company beneficially own, as a group, in the aggregate, 14,489.64 common shares of the Company, representing approximately 0.02% of our outstanding common shares. Unless otherwise indicated below, to our knowledge, each owner named below has sole voting and dispositive power for all shares shown to be beneficially owned by that person. Share amounts listed below do not include fractional share amounts.

Title	Name and Address of Beneficial Owner[1]	Amount and Nature of Beneficial Ownership	Percentage of Share Class
Independent Trustee	Ethan Powell	1,846.89	*
Independent Trustee	Dr. Bob Froehlich	3,749	*
Independent Trustee	Bryan A. Ward	None	*
Interested Trustee	John Honis[2]	None	*
Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer, and Treasurer	Frank Waterhouse	None	*
Executive Vice President	Dustin Norris	620	*
Chief Compliance Officer	Jason Post	367.75	*
Assistant Treasurer	Will Mabry	7,906	*
Secretary	Stephanie Vitiello	None	*

*	Less than 1%
[1]	Except as otherwise indicated, each person has sole voting and investment power over the indicated shares.
[2]	Effective January 28, 2020, Mr. Honis is treated as an Interested Trustee of the Company.

Collectively, to our knowledge, the officers and Trustees of the Company beneficially own, as a group, in the aggregate, zero preferred shares of the Company.

DIRECTORS AND OFFICERS OF THE ADVISER

Set forth below are the names and certain information regarding the Company’s executive officers. Such officers serve at the pleasure of the Trustees or until their successors have been duly elected and qualified. The Trustees may fill any vacancy in office or add any additional officers at any time.

Name, Date of Birth, Position(s) held with the Company and Length of Time Served, Term of Office[1]	Principal Occupations(s) During the Past Five Years
Dustin Norris (1/6/1984) Executive Vice President since April 2019; Indefinite Term	Head of Distribution and Chief Product Strategist at NexPoint since March 2019; President of NexPoint Securities, Inc. since April 2018; Head of Distribution at HCMFA from November 2017 until March 2019; Chief Product Strategist at HCMFA from September 2015 to March 2019; Officer of the Fund Complex since November 2012.
Frank Waterhouse (4/14/1971) Treasurer since May 2015; Principal Financial Officer and Principal Accounting Officer since October 2017; Principal Executive Officer since February 2018; Indefinite Term	Chief Financial Officer of Skyview Group since March 2021; Partner and Chief Financial Officer of Highland Capital Management, L.P. (HCMLP) from December 2011 and March 2015, respectively, to February 2021; Treasurer of the Fund Complex since May 2015.
Jason Post (1/9/1979) Chief Compliance Officer since September 2015; Indefinite Term	Chief Compliance Officer for HCMFA and NexPoint since September 2015; Chief Compliance Officer and Anti-Money Laundering Officer of the Fund Complex since September 2015. Prior to his current role at HCMFA and NexPoint, Mr. Post served as Deputy Chief Compliance Officer and Director of Compliance for HCMLP.
Will Mabry (7/2/1986) Assistant Treasurer since April 2021; Indefinite Term	Director, Fund Analysis of Skyview Group, Inc, since February 2021. Prior to his current role at Skyview Group, Inc., Mr. Mabry served as Senior Manager – Fund Analysis, Manager – Fund Analysis, and Senior Fund Analyst for HCMLP.
Stephanie Vitiello (6/21/1983) Secretary since April 2021; Indefinite Term	Chief Compliance Officer and Counsel at Skyview since March 2021; Assistant General Counsel and Managing Director, Distressed at HCMLP from March 2020 to February 2021; Associate General Counsel at HCMLP from March 2018 to March 2020; In-House Counsel at HCMLP from October 2014 to March 2018.

[1]	The address for each officer is c/o Highland Capital Management Fund Advisors, L.P., 2515 McKinney Avenue, Suite 1100, Dallas, Texas 75201.

HOUSEHOLDING OF MEETING MATERIALS

Some banks, brokers and other record holders may participate in the practice of “householding” proxy statements and annual reports. This means that, unless shareholders give contrary instructions, only one copy of this proxy statement may be sent to multiple shareholders of the same Company in each household. The Adviser will promptly deliver a separate copy of either document to you, if you call or write to the Adviser at the following address or telephone number: Highland Capital Management Fund Advisors, L.P., 2515 McKinney Avenue, Suite 1100, Dallas, Texas 75201 or by telephone at (866) 351-4440.

If you want to receive separate copies of a proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other record holder, or you may contact the Adviser at the above address or telephone number.

OTHER MATTERS

At this time, our Board knows of no other matter which will be brought before the Special Meeting. Pursuant to our Declaration of Trust and Bylaws, only the business stated in the notice of meeting attached to this Proxy Statement shall be conducted at the Special Meeting. However, if any procedural matters properly come before the Special Meeting or any postponement or adjournment thereof and if discretionary authority to vote with respect thereto has been conferred by the applicable enclosed proxy, the persons named in the proxy will vote the proxy in accordance with their discretion on those matters.

By order of the Board,

STEPHANIE VITIELLO

Secretary

Highland Income Fund

Dallas, Texas

IMPORTANT

If your shares are held in your own name, please complete a proxy over the internet or by telephone in the manner provided on the website indicated in the proxy card that you received in the mail; you may also request, complete and return a proxy card today. If your shares are held in “street name,” you should provide instructions to your broker, bank, nominee or the other institution holding your shares on how to vote your shares. You may provide instructions to your broker, bank, nominee or other institution over the internet or by telephone if your broker, bank, nominee or other institution offers these options, or you may return a proxy card or voting instruction form to your broker, bank, nominee or other institution and contact the person responsible for your account to ensure that a proxy is voted on your behalf.

July [6], 2021

HIGHLAND INCOME FUND

HFRO CONVERSION PROPOSAL

Overview of proposal to convert HFRO into a Diversified Holding Company

WWW.HFROCONVERSION.COM

HIGHLAND INCOME FUND (HFRO) | JUNE 2021

H F R O C O N V E R S I O N P R O P O S A L O v e r v i e w o f p r o p o s a l t o c o n v e r t H F R O i n t o a D i v e r s i f i e d H o l d i n g C o m p a n y W W W . H F R OC ON V E R S I ON . C OM H I G H L A N D I N C O M E F U N D ( H F R O ) | J U N E 2 0 2 1

The following discussion is subject to change until the proxy is definitive. The proposed conversion of HFRO to a diversified holding company is contingent upon an affirmative shareholder vote, regulatory approval, and the ability to reconfigure HFRO’s portfolio such that it is no longer an investment company for purposes of the Investment Company Act of 1940 (the “1940 Act”). The conversion process could take approximately 24 months; and there can be no assurance that conversion of HFRO to a diversified holding company will be completed, improve HFRO’s performance or reduce the common share discount to net asset value (“NAV”). In addition, actions taken in connection with the proposed conversion may adversely affect the financial condition, yield on investment, results of operations, cash flow, per share trading price of our securities, ability to satisfy debt service obligations, if any, and to make cash distributions to shareholders. Whether HFRO remains a registered investment company or converts to a diversified holding company, an investment in HFRO’s securities, like an investment in any other public company, is subject to investment risk, including the possible loss of investment. For a discussion of certain other risks relating to our conversion to a holding company, see “Implementation of the Business Change Proposal and Related Risks” and “Appendix B: Risks Associated with the Business Change Proposal” in the proxy statement. This presentation document contains forward-looking statements. These statements reflect the current views of management with respect to future events and financial performance. Forward-looking statements can be identified by words such as “anticipate”, “expect”, “could,” “may”, “potential”, “will”, “ability,” “targets,” “believe,” “likely,” “assumes,” “ensuring,” “available,” “optionality,” “viability,” “maintain,” “consistent,” “pace,” “should,” “emerging,” “driving,” “looking to,” and similar statements of a future or forward-looking nature. Forward-looking statements address matters that involve risks and uncertainties. Past performance does not guarantee future results. Performance during time periods shown is limited and may not reflect the performance in difference economic and market cycles. There can be no assurance that similar performance will be experienced. Additional risks and disclosures can be found on Slides 32-34 of this presentation.

EXEC U T I V E S U M M A R Y PROPOSAL SUMMARY Highland Capital Management Fund Advisors, L.P. (the “Adviser” or “we”) proposes converting the Highland K EY D A T E S Income Fund (“HFRO”) from a registered closed-end investment company to a diversified holding company (the “Holding Company”). The Holding Company would primarily pursue controlling interests—and, to a lesser extent, minority interests—in companies and other assets in four core sectors/focus areas where the Adviser has relevant expertise.1 June 14, 2021 KEY PROPOSAL FEATURES Record Date The proposal includes features designed to provide price stability and shareholder support throughout the conversion process, including a formulaic buyback program and additional share purchases from management.2 CONVERSION BENEFITS August 20, 2021 The conversion is intended to provide several key benefits. We believe the conversion will: Special ï,§ Better position HFRO in the current/future environment, enabling HFRO to transition to assets with stronger Shareholder growth prospects and where the Adviser can apply its resources and expertise to unlock value; Meetingï,§ Strengthen the alignment between the vehicle structure and strategy, allowing HFRO to fully leverage the (Estimate) Adviser’s platform; ï,§ Promote transparency and understanding of the portfolio through periodic reporting, earnings calls, etc.; andï,§ Offer the potential for HFRO to trade at a premium to book value in line with comparable diversified holding companies, which historically have traded at a premium, while closed-end funds have historically traded at a 2H 2022 discount to net asset value (“NAV”). Conversion BOARD SUPPORT Completion HFRO’s board of trustees, together with the Adviser, believes the proposal to convert HFRO to a diversified holding (Estimate) company (the “Conversion Proposal”) would benefit HFRO and its shareholders. V I S I T W W W . H F R O C O N V E R S I O N . C O M F O R M O R E I N F O R M A T I O N O N T H E C O N V E R S I O N P R O P O S A L . (1) The Holding Company would pursue minority interests consistent with maintaining exclusion from investment company status. (2) See the proxy statement for information on the buyback programand additional sharepurchases frommanagement. 3

PROPOSAL HIGHLIGHTS

BENEFITS	OPPORTUNITIES	KEY FEATURES
▪ The conversion should **position HFRO favorably in the current/future market environment**, providing a structure under which we can seek to leverage the scope and scale of the Adviser's platform to unlock potential value in the current portfolio and pursue a wide universe of opportunities.	▪ The Adviser is committed to **maintaining competitive fee structure** as a holding company, providing shareholders with access to unique acquisition opportunities at an expense level below the peer group average.[2]	▪ HFRO has committed to a **formulaic buyback program** supplemented by **additional share purchases** from management to support the conversion process.[3]
▪ The conversion has the potential to help HFRO **trade at a premium to book value**, in line with comparable diversified holding companies.[1]	▪ HFRO can apply available tax loss carryforwards as a holding company to **potentially offset future tax gains.**	▪ The Adviser intends to **maintain the current dividend** for common shares through Jan. 31, 2022.

4

We believe that it is an opportune time to pursue this transaction as PR O PO SAL cu rrent conditions can help ensure an efficient conversion process. H I G H L I G H T S The proposed conversion is intended to provide a more efficient structure for HFRO to pursue opportunities that we believe have strong return potential. Upon shareholder approval, we would transition the portfolio to that of a diversified holding company; while many qualifying holdings would remain in the portfolio, the transition would continue the shift away from credit toward more growth-oriented assets. BENEFITS OPPORTUNITIES KEY FEATURES ï,§ The conversion should position ï,§ The Adviser is committed to ï,§ HFRO has committed to a H FRO favorably in the maintaining competitive fee f ormulaic buyback program c urrent/future market s tructure as a holding supplemented by additional en vironment, providing a company, providing s hare purchases from structure under which we can shareholders with access to management to support the seek to leverage the scope and unique acquisition conversion process.3 scale of the Adviser’s platform opportunities at an expense to unlock potential value in the level below the peer group current portfolio and pursue a average.2 wide universe of opportunities. ï,§ The conversion has the ï,§ HFRO can apply available tax ï,§ The Adviser intends to maintain potential to help HFRO trade at loss carryforwards as a holding th e current dividend for a premium to book value, in company to potentially offset common shares through Jan. line with comparable diversified f u ture tax gains. 31, 2022. holding companies.1 (1) Sources and disclosures on Slide 32. (2) Information on holding company peer group on Slide 32. (3) See the proxy statement for information on the buyback program and additional share 4 purchase commitments.

C ONT E NT S I. CONVERSION BENEFITS & OPPORTUNITIES 6 Market Outlook & Opportunity 8 Performance & Peer Group 11 Expenses & Tax Efficiencies 13 II. PROPOSAL BACKGROUND & KEY FEATURES 14 Why Now: Factors Driving Conversion Timing 15 Key Proposal Features 19 III. HOLDING COMPANY STRATEGY 20 Sector/Strategy Focus Areas 21 Portfolio Construction 22 Strategy Highlight: Public/Private Market Dynamics 23 IV. CAPABILITIES & EXPERIENCE 24 Relevant Expertise 25 Current Portfolio 27 V. CORPORATE PROFILE & CONVERSION PROCESS 28 Management Team 29 Conversion Timeline 30 VI. RISK, DISCLOSURES, AND NOTES 31

I. BENEFITS & OPPORTUNITIES

Benefits of the Diversified Holding Company Structure and Opportunities for HFRO

6

I. B E N E F I T S & O P P O R T U N I T I E S B e n e f i t s o f t h e D i v er si f ie d H o ld i ng C o m p any S t ruc t ure a nd O p p o r t unit i es f o r H F RO

DI V E R S I F I E D H O L D I N G C O M P A N Y B E N E F I T S A N D O P P O R T U N I T I E S F O R H F R O Operating HFRO as a diversified holding company provides several advantages that can benefit shareholders. MARKET OUTLOOK & OPPORTUNITY ïƒ¼Transitions to more favorable assets Supports ongoing transition away from credit (where high-yield spreads are at an all-time low) into companies we believe have strong growth potential—and thus better potential for shareholder returns ïƒ¼Expands universe of opportunities Allows HFRO to capture a wider net of opportunities, including those created by inefficiencies in the public and private capital markets ïƒ¼Bridges public/private markets Positions HFRO favorably between public and private markets, facilitating equity investments in private companies—an area that has demonstrated strong performance over the long term—while also providing flexibility to navigate areas of public and private market convergence PERFORMANCE & PEER GROUP ïƒ¼Aligns structure and strategy The holding company structure is well suited for the business strategy, removing limitations and inefficiencies that can exist under the 1940 Act structure in order to unlock potential growth and maximize value ïƒ¼Provides potential to trade at a premium to book value Diversified holding companies with similar business models have historically traded at a premium to book value (while CEFs have historically traded at a discount to NAV)1 ïƒ¼Promotes transparency Diversified holding company management teams typically host quarterly earnings calls and publish detailed financial results EXPENSES & TAX EFFICIENCIES ïƒ¼Provides access to diversified holding company at expense level significantly below peer group average Proposal includes first-year expense cap of 1.15% 2; offers SG&A expenses significantly below public competitors and seeks to maintain competitive expense level over long terrm3 ïƒ¼Offers effective applications of tax loss carryforwards Un-expiring capital loss carryforwards can be used to offset capital gains, if any, generated by Holding Company No assurance can be given that the Holding Company will achieve its objectives. (1) Sources and disclosures on Slide 12. (2) The Adviser has agreed to a total expense cap of 1.15% of total assets Deregistration of the Fund Order. on(3) management SG&A expenses fees, administrative refer to Selling, and General shared&services Administrative fees and expenses, other corporate which include operating corporate expenses operating for the twelve-month expenses, service periodfees, following and the management Company’s compensation. receipt of the 7 Information on companies included as public competitors on Slide32.

MARKET OUTLOOK & OPPORTUNITY

POOR LANDSCAPE FOR CREDIT

BENEFITS & OPPORTUNITIES

✓ Transitions to more favorable assets

CS LEVERAGED LOAN INDEX – YTM & SPREAD[1]

(1) As of 03/31/2021. Credit Suisse (CS) Leveraged Loan Index is designed to mirror the investable universe of the $US-denominated leveraged loan market. The index inception is January 1992. Total return of the index is the sum of three components: principal, interest, and reinvestment return. The cumulative return assumes that coupon payments are reinvested into the index at the beginning of each period. Unlike HFRO, the index is not an investment, does not incur fees or expenses, and is not professionally managed. It is not possible to invest directly in the index.

8

M A R K E T OU T LOOK & OP P OR T U NI T Y B E N E F I T S & O P P O R T U N I T I E S P OOR L A N D S C A P E F O R C R E D I Tïƒ¼ Transitions to more favorable assets C S L E V E R A G E D L O A N I N D E X – Y T M & S P R E A D 1 18 16 Yields on floating rate loans are at all-time lows 14 The conversion allows HFRO to continue to transition away from high-yield credit and into assets with stronger growth potential 12 10 8 6 4 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 (1) As of 03/31/2021. Credit Suisse (CS) Leveraged Loan Index is designed to mirror the investable universe of the $US-denominated leveraged loan market. The index inception is January 1992. Total return of HFRO, the index theis index the sum is not ofan three investment, components: does principal, not incurinterest, fees or expenses, and reinvestment andis not return. professionally The cumulative managed. return It is assumes not possible that coupon to invest payments directly in are the reinvested index. into the index at the beginning of each period. Unlike

MARKET OUTLOOK & OPPORTUNITY

PUBLIC / PRIVATE MARKET DYNAMICS

BENEFITS & OPPORTUNITIES

✓ **Expands universe of opportunities**
✓ **Bridges public/private markets**

Private company equity strategies have outperformed public company equities over various time periods

The conversion facilitates access to companies that are not public

- assets transitioning to public markets;
- consolidation opportunities; and
- take-private situations

PERFORMANCE OF PRIVATE COMPANY EQUITIES VS S&P 500 (HORIZON IRR)[1]

Private Company Equities
S&P 500
18.0%
15.2%
15.1%
12.3%
14.8%
14.2%
15.5%
13.7%
12.9%
9.2%
11.9%
6.4%
1-YR
3-YR
5-YR
10-YR
15-YR
20-YR

(1) Source: Pitchbook Data, Inc. ("Pitchbook"), as of 09/30/2020. Horizon internal rate of return ("IRR") is a capital-weighted pooled calculation that shows the IRR for a certain range in time. S&P 500 index values are total return compound annual growth rates ("CAGRs"). "Private Company Equities" is represented by Pitchbook's Private Equity return data, which includes the following strategies: buyout, growth/expansion, mezzanine, restructuring/turnaround, and diversified private equity. Private Equity return data is primarily composed of individual LP reports net of fees and carry.

9

M A R K E T OU T LOOK & OP P OR T U NI T Y B E N E F I T S & O P P O R T U N I T I E S PU B L I C / P R I V A T E M A R K E T D Y N A M I C Sïƒ¼ Expands universe of opportunitiesïƒ¼ Bridges public/private markets Private company equity PE R F O R M AN C E O F P R I V A T E C O M P A N Y E Q U I T I E S V S S & P 5 0 0 ( H O R I Z O N I R R ) 1 18.0% strategies have outperformed Private Company Equities S&P 500 public company equities over 15.2% 15.5% various time periods 15.1% 14.8% 14.2% 13.7% The conversion facilitates access to 12.9% 12.3% companies that are not public 11.9% The Holding Company would also have more flexibility to capture 9.2% opportunities around shifting dynamics in public and private 6.4% markets, such as: ï,§ assets transitioning to public markets;ï,§ consolidation opportunities; andï,§ take-private situations 1-YR 3-YR 5-YR 10-YR 15-YR 20-YR (1) Source: Pitchbook Data, Inc. (“Pitchbook”), as of 09/30/2020. Horizon internal rate of return (“IRR”) is a capital-weighted pooled calculation that shows the IRR for a certain range in time. S&P 500 index growth/expansion,mezzanine, values are total return compound restructuring/turnaround, annual growth rates and (“CAGRs”) diversified . “Private private Company equity.Private Equities” Equity is return represented data isby primarily Pitchbook’s composedof Privateindividual Equity return LP reports data, net which of fees includes and carry. the following strategies: buyout, 9

MARKET OUTLOOK & OPPORTUNITY

CHANGING COMPOSITION OF PUBLIC MARKETS

BENEFITS & OPPORTUNITIES

- ✓ **Expands universe of opportunities**
- ✓ **Bridges public/private markets**

NUMBER OF LISTED U.S. COMPANIES AND AGGREGATE MARKET CAPITALIZATION (1980-2018)[1]

Market Cap
No. Listed Companies
NO. LISTED COMPANIES
8500
8000
7500
7000
6500
6000
5500
5000
4500
4000
3500
$35
$30
$25
$20
$15
$10
$5
$-
MARKET CAPITALIZATION ($ TRILLIONS)
1980 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018

-45%

+258%

Meanwhile the market cap of listed companies increased by over 258% in that time.

The conversion expands HFRO's ability to pursue opportunities in private companies that are seeking capital outside public markets

(1) World Federation of Exchanges database as of 12/31/2018. Listed domestic companies, including foreign companies which are exclusively listed, are those which have shares listed on an exchange at the end of the year. Investment funds, unit trusts, and companies whose only business goal is to hold shares of other listed companies, such as holding companies and investment companies, regardless of their legal status, are excluded. A company with several classes of shares is counted once. Only companies admitted to listing on the exchange are included. Market capitalization is the share price times the number of shares outstanding (including their several classes) for listed domestic companies.

10

M A R K E T OU T LOOK & OP P OR T U NI T Y B E N E F I T S & O P P O R T U N I T I E S C H A NG I NG C O M P O S I T I O N O F P U B L I C M A R K E T Sïƒ¼ Expands universe of opportunities ïƒ¼ Bridges public/private markets The composition of public markets has changed over the last two decades, as companies gravitate toward private markets to fund growth. N U M B E R O F L I S T E D U . S . C O M P A N I E S A N D A G G R E G A T E M A R K E T C A P I T A L I Z A T I O N ( 1 9 8 0—20 18 ) 1 -45% 8500 Market Cap No. Listed Companies $35 The number of listed U.S. companies has declined by more 8000 than 45% since its 1996 peak. $30 7500 +258% 7000 $25 MARKET IES Meanwhile the market cap of CAP listed companies increased by 6500 I COMPAN $20 over 258% in that time. STED 6000 $15 LI TALIZATION . 5500 ( O N TRILLIONS$ The conversion expands 5000 $10 HFRO’s ability to 4500 pursue opportunities in ) private companies that $5 are seeking capital 4000 outside public markets 3500 $-1980 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 (1) World Federation of Exchanges database as of 12/31/2018. Listed domestic companies, including foreign companies which are exclusively listed, are those which have shares listed on an exchange at the legal end of status, the year. are excluded. Investment Afunds, company unit with trusts, several andclasses companies of shares whoseisonly counted business once.goal Only iscompanies to hold shares admitted of other to listing listedon companies, the exchange such are asincluded. holding companies Market capitalization and investment is thecompanies, share priceregardless times the number of their of shares outstanding (including theirseveral classes) forlisted domestic companies. 10

PERFORMANCE & PEER GROUP

STRUCTURAL ADVANTAGES

BENEFITS & OPPORTUNITIES

✓ Aligns structure and strategy

BENEFITS OF A HOLDING COMPANY STRUCTURE

Maximizes platform's scope/scale

Centralized functions can support individual subsidiaries and reduce subsidiaries'—and the collective enterprise's—operating costs, helping create value

Expands acquisition universe

The holding company structure expands the universe of potential acquisition targets from those available under the current registered fund structure

Enhances portfolio transparency

Holding companies share portfolio-level information via 1934 Act periodic reporting and provide other communications like quarterly earnings calls

Provides efficient access to capital

The structure can lower subsidiaries' costs of capital, as the holding company can secure a loan and distribute funds to subsidiaries

11

P E RF ORM A NCE & P E E R G R OU P B E N E F I T S & O P P O R T U N I T I E S ST R U C T U R AL A D V A N T A G E Sïƒ¼ Aligns structure and strategy B E N E F I T S O F A H O L D I N G C O M P A N Y S T R U C T U R E Provides efficient Enhances portfolio access to capital Expands transparency Maximizes acquisition The structure can lower subsidiaries’ costs of capital, Holding companies share platform’s universe as the holding company can portfolio-level information via secure a loan and distribute scope/scale 1934 Act periodic reporting funds to subsidiaries The holding company and provide other structure expands the communications like quarterly Centralized functions can universe of potential earnings calls support individual subsidiaries acquisition targets from those and reduce subsidiaries’—and available under the current the collective enterprise’sregistered fund structure operating costs, helping create value The diversified holding company structure can be more congruous with the business/investment strategy than the current registered fund structure. 11

PERFORMANCE & PEER GROUP

BOOK VALUE GROWTH

BENEFITS & OPPORTUNITIES

TOTAL BOOK VALUE/SHARE GROWTH (INCLUDING DIVIDENDS, INDEXED TO 100)[1]

250
230
210
190
170
150
130
110
90
70
50
Indexed Total Return
2015
2016
2017
2018
2019
2020
HFRO
Peer CEFs
Diversified Holding Companies

Comparable diversified holding companies have seen strong BVPS growth over the last five years, outperforming HFRO and its peer closed-end funds

This outperformance has accelerated in the last two years

12

P E RF ORM A NCE & P E E R G R OU P B E N E F I T S & O P P O R T U N I T I E S BOOK V A L U E G R O W T Hïƒ¼ Provides potential to trade at a premium to book value T OT A L B O O K V A L U E / S HA R E G R O W T H ( I N C L U D I N G D I V I D E N D S , I N D E X E D T O 1 0 0 ) 1 HFRO 250 Peer CEFs 230 Diversified Holding Companies 210 190 Comparable 170 diversified holding Return companies have seen strong BVPS growth Total 150 over the last five 130 years, outperforming Indexed HFRO and its peer 110 closed-end funds 90 This outperformance 70 has accelerated in the last two years 50 2015 2016 2017 2018 2019 2020 (1) As of 12/31/2020. Indices are equal-weighted. “Peer CEFs” include: EFF, EVF, JFR, JQC, and VTA. Diversified Holding Companies: CNNE, IEP, and SPLP. The “Peer CEFs” group has been selected by the Adviser on the basis that these funds have investment objectives and policies similarto those of HFRO.See Slide32 for additional information oncomponents of the various groups. 12

E X P E NS E S & T A X E F F I C I E NC I E S B E N E F I T S & O P P O R T U N I T I E S I N D U ST R Y L A N D S C A P E ïƒ¼ Provides access to diversified holding company at expense level significantly below peer group average 1.15%1 Holding Company expense cap during First-year expenses (capped at The Holding Company intends first year of operations 1.15%) would be well below the for its longer-term expenses to 2.3% average for comparable be competitively positioned 2.3%2 diversified holding companies among its peers Avg. expenses for comparable diversified holding companies I NDU S T R Y C O M P A R A B L E S 3 DVD Yield Price/Book Ratios Other Info4 (%) 1 Year 3 Year 5 Year 10 Year Mkt Cap ($M) Volume ($M) Opex/BV Opex/Assets Average 4.0 1.9 2.1 2.0 2.0 48,298 38.8 11.0% 2.5% HFRO 8.3 0.7 0.9 1.0 1.0 801 3.6 —Diversified Holding Companies* 4.8 1.5 1.5 1.5 1.3 5,759 12.4 6.7% 2.3% Bank Loan CEFs 7.0 0.8 0.9 0.9 0.9 404 1.6 2.7% 1.7% Insurance Conglomerates* 0.1 1.0 1.2 1.2 1.1 158,309 85.6 3.5% 1.1% Asset Managers* 2.6 4.2 4.7 4.4 4.6 28,618 54.9 30.3% 4.7% *Comparable group average. Groups defined in footnotes. Insurance Conglomerates and Asset Managers selected to reflect group with structures/strategies similar to Diversified Holding Companies. (1) The Adviser has agreed to a total expense cap of 1.15% of total assets of the Fund on the aggregate amount management fees, administrative and shared services fees, and other corporate operating expenses for the 12-month period following the Company’s receipt of the Deregistration Order. (2) Average expenses calculated as % of total assets. (3) As of 3/31/2021. Diversified Holding Companies: CNNE, IEP, and SPLP. Bank Loan CEFs (Closed-End Funds) is comprised of 22 such funds. Insurance Conglomerates: BRK/A, L, MKL, and Y. Asset Managers: BAM, BSIG, KKR, and RILY. See Slide 32 for additional information onindustry comparables.(4) Operating expenses arecosts incurredthrough normal business operations, including payroll, rent, equipment, inventory, marketing,payroll,insurance, and R&D. 13

II. PROPOSAL BACKGROUND & KEY FEATURES

Background on the Proposed Transaction and Information on Key Proposal Features

14

I I . P R O P O S A L B A C K G R O U N D & K E Y F E A T U R E S B a c k gro und o n t h e P r o p os ed Tr a nsa c t io n a nd I n f orm a t io n o n K e y P r o p os a l F e a t ur es 14

W H Y N O W : K E Y R E A S O N S T O P U R S U E C O N V E R S I O N A T T H I S T I M E Positive performance momentum Recent performance supports the portfolio’s shift away from credit, which would continue post-conversion, and should help to minimize volatility throughout the conversion process. Recent balance sheet improvements HFRO recently paid off and terminated a credit facility, which strengthens HFRO’s balance sheet and provides a strong foundation for the conversion. Near-term liquidity opportunities in portfolio Several near-term liquidity opportunities, including the potential monetization of top holdings, would facilitate the transition process and condense the conversion timeline. Alignment of structure and strategy for long-term growth We believe converting to a holding company structure now creates a stronger long-term trajectory, enabling HFRO to pursue its maximum growth potential. Opportunity to broaden investor base The conversion is a chance to diversify HFRO’s ownership, attracting new growth-oriented investors, while retaining current investors who support the Holding Company strategy and recognize the potential. 15

W H Y NOW C U R R E NT C O N D I T I O N S Current conditions—created by HFRO’s recent performance and improvements to the balance sheet—provide a favorable setup for the conversion. PE RFORMANCE MOME NTU M BAL ANCE SH E E T IMPROVE ME NTS HFRO’s recent performance: HFRO’s balance sheet improvements: Provides strong starting Offer flexibility and stability point for conversion With the repayment of the major credit facility, the current balance sheet provides flexibility to support the portfolio Performance momentum puts HFRO in a better position transition and overall conversion process. going into the conversion and may help limit volatility during the transition. Strengthens issuer profile Supports shift away from credit This significant reduction in leverage also improves the Fund’s risk adjusted asset coverage. Positive performance follows shift away from credit into assets where the Adviser sees more growth potential—this shift would continue via the conversion, allowing HFRO to pursue a wider universe of growth-oriented opportunities. Past performance is no guarantee of future results. The rate of return will vary, and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original investment cost. return current does performance not reflectmay broker be lower sales or charges higheror than commissions. the performance All performance data quoted. information Returns are is for historical common and shares include of change the Trust. in share See the price proxy and statement reinvestment and of financial all distributions. statements Total for 16 more information before investing.

W H Y NOW NE A R—T E R M L I Q U I D I T Y O P P O R T U N I T I E S The monetization of certain top holdings can provide a catalyst to transition the portfolio and accelerate the conversion timeline. BE NE FITS OF MONE TIZATION E VE NTS/ L IQU IDIT Y OPPORTU NITIE S HFRO’s near-term liquidity opportunities: Facilitate portfolio transition process Potential near-term liquidity opportunities would simplify this transition process and could accelerate the conversion timeline. Begin to execute business strategy In addition to facilitating the conversion process, such liquidity opportunities would provide capital to deploy toward the Holding Company business strategy. The conversion process involves transitioning the portfolio and strategy to that of a diversified holding company and applying for a deregistration order declaring that HFRO is no longer a registered investment company under the 1940 Act. HFRO has several potential liquidity opportunities—both at the portfolio level and within individual holdings—that can provide ideal circumstances for the conversion. 17

W H Y NOW G RO W T H T R A J E C T O R Y We believe the conversion will provide a more efficient structure for HFRO to pursue its full growth potential. ADVI S ER’ S OUTLOOK: VE H ICL E OPTIMIZATION CURRENT/FUTURE INVESTMENT ENVIRONMENT A diversified holding company vehicle: Facilitates the management of private market assets ï,§ Rates are at historic lows, and inflation expectations are We believe a diversified holding company is a more efficient vehicle to rising in response to the stimulus and central bank manage the assets and carry out the strategy that the Adviser believes have accommodations that stemmed from the COVID-19 better return potential. pandemic. We believe investments in floating-rate and fixed-rate securities driven by the short end of the curve will Provides optimal way to access private markets remain unattractive. The holding company vehicle provides an efficient way for shareholders to gain exposure to private market assets. ï,§ The ability to deliver excess returns within standard equity and credit markets is limited; meanwhile, opportunities with the most compelling return potential can be challenging to manage within the current fund structure. ï,§ The conversion would provide valuable realignment, creating POTE NTIAL TO BROADE N INVE STOR BASE a structure that is more supportive of a strategy that we believe has greater potential to generate outsized returns. A diversified holding company structure: ï,§ We continue to see outsized return potential in private Expands investor universe markets, where we can draw on our relationships, research Ownership of diversified holding companies spans a wide range of and due diligence, structuring, execution, and operational investors, and the potential for index inclusion further expands the expertise over a longer-term horizon to capitalize on investor universe. The conversion provides an opportunity to broaden inefficiencies and unlock value. HFRO’s investor base in a way that can promote liquidity and may help the Holding Company to trade at a premium to book value. 18 No assurance can be given that the Holding Company will achieve its objectives.

K E Y F E A T U R E S : B U Y B A C K P L A N A N D O T H E R S H A R E H O L D E R S U P P O R T The proposal includes elements designed to provide shareholder support and potential price stability throughout the conversion process. K EY P R O P O S A L F E A T U R E S 1 Buybacks capture 14% of volume F O R M U L A I C B U Y BA C K P R O GR AM The $10M/month buyback is 14.3% of HFRO’s average monthly trading volume of $69.3M.2 Up to $10M/month 10b5-1 buyback commitment ï,§ If at any point during the applicable period HFRO begins to trade at >25% discount to NAV, HFRO will buy back up to $10M of common shares per month. ï,§ If the program is activated, HFRO will continue the monthly buybacks until: (i) the discount to NAV closes to <10%; or (ii) Jan. 31, 2022, whichever is sooner. Management share purchases augment buyback plan Management’s purchase commitment for HFRO M A N A G E M E NT S H A R E P U R C H AS E S common shares enhances the HFRO buyback program and demonstrates a commitment both $10M-$20M of share purchases from management to the conversion and to HFRO shareholders. ï,§ Management will commit to buying between $10M and $20M of HFRO common shares after shareholder approval of the conversion, subject to the same trigger and termination conditions as the HFRO buyback program. ï,§ Management purchases will only take place during a particular month if HFRO has Liquidity dynamics are purchased its maximum capacity of $10M of HFRO common shares for the month favorable—even without these under the HFRO buyback program. This would continue until Jan. 31, 2022. support features The Fund’s full repayment of it credit facility P L A N T O M A I N TA I N D I V I DE ND strengthens its ratings profile, which promotes secondary market liquidity. Plan to maintain common share distribution rate ï,§ We intend to maintain the dividend on the common shares through Jan. 31, 2022. 19 (1) See the proxy statement for additional informationon key proposal features. (2) Between 1/31/2019 – 4/30/2021.

III. HOLDING COMPANY STRATEGY

Highlights of the Holding Company's Planned Business Strategy

20

III. H O L D I N G C O M P A N Y S T R A T E G Y H i g hl ight s o f t h e H o l d ing C o m p a ny ’ s P l a nne d B u si nes s S t ra te gy 20

HOLDING COMPANY FOCUS AREAS

CORE SECTORS/STRATEGY[1]

FINANCIAL SERVICES

- Banking
- Insurance/ Reinsurance
- Investment Management
- Distribution
- Broker/Dealer
- Life Settlements

REAL ESTATE

- Multifamily
- Single-family rental
- Storage
- Mortgage
- Hospitality
- Office/industrial

HEALTHCARE

- Pharma/Biotech
- Diagnostics
- Distributors

OPPORTUNISTIC

- Technology
- Industrial/Cyclical
- Media

VERTICALS[2]

EQUITY OF PRIVATE COMPANIES

Focus on control investments within core sectors

NEGOTIATED INVESTMENTS

CO-INVESTMENTS

Focus on opportunities that offer control investments in core sectors

ACTIVISM

No assurance can be given that the Holding Company will achieve its objectives. (1) The Holding Company will aim to commit an estimated 25% of its assets to each of the financial services, real estate, and healthcare sectors, with an additional 25% reserved for opportunistic acquisitions across the economic spectrum; however, this is not a fixed target and operations in any given sector may represent more or less than 25% of assets, depending on the availability and attractiveness of acquisition opportunities, general market conditions, and other relevant factors. The Holding Company may also expand into other industries over time in order to pursues new acquisition opportunities. (2) The Holding Company's core strategy would focus on acquiring control positions in businesses and seeking to drive profit through management and operations that maximize value and promote growth; however, it may participate in other activities outside its core strategy.

21

H OL DI NG C O M P A N Y F O C U S A R E A S C O R E S E C T O R S / S T R A T E G Y 1 V E R T I C A L S 2 FINANCIAL SERVICES REAL ESTATE EQUITY OF PRIVATE COMPANIES Banking Multifamily Focus on control investments within core sectors Insurance/ Reinsurance Single-family rental Investment Management Storage Distribution Mortgage NEGOTIATED INVESTMENTS Broker/Dealer Hospitality Pursue various structures/strategies Life Settlements Office/industrial including equity/preferred/debt and pipe/SPAC-like investments in core sectors CO-INVESTMENTS HEALTHCARE OPPORTUNISTIC Focus on opportunities that offer Pharma/Biotech Technology control investments in core sectors Diagnostics Industrial/Cyclical Distributors Media ACTIVISM Pursue opportunities/apply strategy with focus on situations within core sectors and/or where Adviser has relevant expertise/resources commit No assurance an estimated can be 25% givenof that its the assets Holding to each Company of thewill financial achieve services, its objectives. real estate, (1) The andHolding healthcare Company sectors, willwith aiman to additional and operations 25% reserved in any given for opportunistic sector may represent acquisitions more across or less thethan economic 25% of spectrum; assets, depending however, this onis the not availability a fixed target and may attractiveness also expand of acquisition into otheropportunities, industries over general time in market orderconditions, to pursues and new other acquisition relevantopportunities. factors. The Holding (2) TheCompany Holding Company’s management core and strategy operations would that focus maximize on acquiring value and control promote positions growth; in businesses however, itand mayseeking participate to drive in other profitactivities through outside its core strategy. 21

PORTFOLIO EVOLUTION

HFRO PORTFOLIO COMPOSITION[1]
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2017
2020
Targeted (Post-Conversion)
Floating Rate
Healthcare
Financial Services
Real Estate
Opportunistic

22

P OR T F OL I O E V O L U T I O N The Holding Company would continue the shift of HFRO’s portfolio away from credit and toward assets that we believe have more growth potential, focusing on the core sectors/strategy areas. H F R O P O R T F O L I O C O M P O S I T I O N 1 100% 90% 80% 70% Floating Rate 60% Healthcare 50% Financial Services 40% Real Estate 30% Opportunistic 20% 10% 0% 2017 2020 Targeted (Post-Conversion) (1) 2017 Allocation was 86% Floating Rate,14% Opportunistic.2020 Allocation was 26% Floating Rate,22% Opportunistic,48% Real Estate, 4% Healthcare. 22

STRATEGY HIGHLIGHT

PUBLIC/PRIVATE MARKET DYNAMICS

PUBLIC & PRIVATE MARKET DIFFERENCES

Inefficiencies can arise from key market differences.

	PUBLIC	PRIVATE
Information	READILY AVAILABLE	SCARCE
Liquidity	LIQUID	ILLIQUID
Management	PROFESSIONAL *(Maximizes profit, stock price)*	OWNER/OPERATOR *(Wears multiple hats)*
Investor holding period	SHORTER	LONGER
Equity risk premium	LOWER	HIGHER
Access to capital	EFFICIENT	INEFFICIENT
Valuation	HIGHER	LOWER

OUTLOOK & OPPORTUNITY

Shifting dynamics in the public markets have created opportunities to consolidate businesses that have not traded well as a public company, as well as other take-private opportunities.

23

S T R A T E G Y H I G H LI G H T PU B L I C / PR I V AT E M A R K E T D Y N A M I C S OU T L OOK & O P P O R T U N I T Y As part of the business strategy, the Holding Company will seek to capitalize on inefficiencies that arise from public/private market dynamics—pursuing opportunities where we can apply our expertise and resources to unlock potential value. Markets have evolved, rewarding public investment vehicles that can opportunistically harness private P U B L I C & P R I V A T E M A R K E T D I F F E R E N C E S market inefficiencies to pursue private acquisition targets, Inefficiencies can arise from key market differences. providing an alternative to an IPO. PUBLIC PRIVATE We have seen this with private companies in the non-traded REIT space as well as with the proliferation of SPACs. Information READILY AV AILABLE SCARCE Shifting dynamics in the public Liquidity LIQUID ILLIQUID markets have created opportunities to consolidate businesses that have PROFESSIONAL OWNER/OPERATOR not traded well as a public Management (Maximizes profit, s toc k pric e) (Wears multiple hats ) company, as well as other take- Investor holding period SHORTER LONGER private opportunities. We have experience sourcing private Equity risk premium LOWER HIGHER market opportunities and believe we can continue to do so for the Holding Company through our extensive network of market Access to capital EFFICIENT INEFFICIENT participants—investment bankers, commercial bankers, consultants, brokers and business relationships—cultivated over Valuation HIGHER LOWER the past 25+ years. 23

IV. CAPABILITIES & EXPERIENCE

Capabilities & Experience Relevant to the Holding Company Strategy

24

I V . C A P A B I L I T I E S & E X P E R I E N C E C a p a b il it i es & E x p er ie nce R e l eva nt t o t h e H o l d ing C o m p a ny S t ra t egy 24

RELEVANT EXPERTISE

Capital markets experience

- 3 publicly traded REITs[1]
- Network of dedicated sell-side analyst relationships
- Long-standing relationships with major lending institutions
- Ability to offer financing solutions to optimize portfolios and support complex transactions

Operational infrastructure

- Access to robust back-office infrastructure and other centralized support services

Sector-specific expertise

- Teams/individuals dedicated to target sectors, including real estate, financial services, and healthcare

Network of financial services businesses

- A member FINRA/SIPC broker-dealer
- Institutional, commercial, and mortgage banking operations
- An insurance holding company with operating subsidiaries involved in development, issuance, and management of annuities and other insurance products
- A group of SEC-registered investment advisers and sponsors overseeing a range of public and private investment vehicles

25

R EL EV A N T E X P E R T I S E We have expertise across the platform and Network of financial management team relevant to the key areas Operational services businesses of the Holding Company Strategy infrastructure Management team and affiliates operate across a financial services network that ï,§ Access to robust includes: Capital markets back-office experienceï,§ A member FINRA/SIPC broker-infrastructure and dealer other centralized ï,§ 3 publicly traded REITs1 support servicesï,§ Institutional, commercial, and mortgage banking operationsï,§ Network of dedicated sell-side analyst relationshipsï,§ An insurance holding company with operating subsidiaries ï,§ Long-standing relationships Sector-specific involved in development, with major lending expertise issuance, and management of institutions annuities and other insurance ï,§ Teams/individuals productsï,§ Ability to offer financing dedicated to target sectors, including ï,§ A group of SEC-registered solutions to optimize investment advisers and real estate, financial portfolios and support services, and sponsors overseeing a range of complex transactions healthcare public and private investment vehicles (1) Public REITs managed by affiliates of the Adviser include: NexPoint Residential Trust, Inc. (NXRT); NexPoint Real Estate Finance, Inc. (NREF); and NexPoint Hospitality Trust (NHT) 25

RELEVANT EXPERTISE: ABILITY TO GENERATE GROWTH

TOP 20 BEST-PERFORMING U.S. BANKS
Ranked #17 on list of top-performing U.S. banks[1]

TOP 10 EFFICIENCY RATIO
Has sixth-lowest efficiency ratio among top-ranked banks[1]

TOP 5 ROAE
Has fourth-highest return on average tangle common equity among top-ranked banks[1]

Raising assets in a challenging environment

Raised $1.5B in gross assets in 2020 across a range of vehicles despite the challenges created by the COVID-19 pandemic throughout the year

$1.5B
Gross assets raised across platform[4]

Growing book value in first year post-IPO

Launched a publicly traded mortgage REIT in 1Q20 (NYSE:NREF)[2] and generated strong book value per share growth vs. peers in first year

CHANGE IN BOOK VALUE/SHARE IN FIRST YEAR SINCE IPO[3]

NREF	+ 9.9%
Commercial MREIT Average	- 8.8%
Total MREIT Average	- 18.6%
Residential MREIT Average	- 24.7%

Building an insurance platform

$100M
Grew assets to $100M within 9 months of launch[5]

(1) NexBank SSB as of 12/31/2020. Rankings by S&P Global Market Intelligence of U.S. banks with $3B-$10B in assets. (2) NexPoint Real Estate Finance ("NREF") is a publicly traded mortgage REIT that is externally managed by NexPoint Real Estate Advisors VII, L.P., a subsidiary of NexPoint Advisors, L.P., an affiliate of the Adviser via common ownership. (3) As of 12/31/2020 since NREF has been public. (4) As of 12/31/2020. NexPoint Securities, Inc., member FINRA/SIPC, is the distributor for products managed by the Adviser and other affiliated entities. (5) As of 12/31/2020. Insurance platform includes NexAnnuity Holdings, Inc. and The Ohio State Life Insurance Company.

26

R EL EV A N T E X P E R T I S E : A B I L I T Y T O G E N E R A T E G R O W T H Our expertise includes a strong track record of driving growth: Raising assets in a challenging Turning a community bank into a top performing financial institution environment ï,§ Management team involved in 2004 acquisition of bank with ~$55M in assets Raised $1.5B in gross ï,§ Grew bank to $9.2B in assets across institutional, commercial, and mortgage banking assets in 2020 across operations; earned national recognition for performance among similarly sized banks $1.5B a range of vehicles despite the challenges Gross assets created by the COVID-raised across 19 pandemic TO P 2 0 B E S T- TO P 1 0 TO P 5 R O A E platform4 throughout the year P E R F O R M IN G E F F I C I E N CY Has fourth-highest U . S . B A N KS R A TI O return on average Ranked #17 on list of Has sixth-lowest tangle common equity top-performing U.S. efficiency ratio among among top-ranked banks1 top-ranked banks1 banks1 Building an insurance platform Management team and affiliates acquired a life insurance company in 2019 and established a group of complementary businesses to develop Growing book value in C H A NG E I N B O O K V A L U E /S HAR E and distribute retirement products and manage first year post-IPO I N F I R S T Y E A R S I N C E I PO 3 underlying investments Launched a publicly traded NREF + 9.9% mortgage REIT in 1Q20 (NYSE:NREF)2 and Commercial MREIT Average—8.8% generated strong book $100M value per share growth vs. Total MREIT Average—18.6% Grew assets to $100M peers in first year Residential MREIT Average—24.7% within 9 months of launch5 (1) NexBank SSB as of 12/31/2020. Rankings by S&P Global Market Intelligence of U.S. banks with $3B-$10B in assets. (2) NexPoint Real Estate Finance (“NREF”) is a publicly traded mortgage NREF REIT that hasisbeen externally public. managed (4) As of by12/31/2020. NexPoint RealNexPoint Estate Advisors Securities, VII, L. Inc. P.,, a member subsidiary FINRA/SIPC, of NexPoint is Advisors, the distributor L.P., an for affiliate products of the managed Adviserby via the common Adviserownership. and other(3) affiliated As of 12/31/2020 entities. (5) since As of 12/31/2020. Insurance platform includes NexAnnuity Holdings,Inc. and The OhioState Life Insurance Company. 26

RELEVANT EXPERTISE WITHIN CURRENT PORTFOLIO

PORTFOLIO ALLOCATION[1]

Real Estate
Timber
CLOs
Loans
Equity
Other
2%
8%
12%
34%
21%
23%

- ✓ **REAL ESTATE**
- ✓ **HEALTHCARE**
- ✓ **OPPORTUNISTIC**

TOP 10 EXPOSURES[1]

1. Creek Pine Holdings, LLC ("Creek Pine")
2. SAFStor[2]
3. NexPoint Real Estate Finance[3]
4. EDS Legacy Partners
5. Metro Goldwyn Mayer, Inc. ("MGM")
6. CCS Medical
7. IQHQ
8. SFR WLIF III, LLC
9. *Grayson CLO*
10. NexPoint Storage Partners

(1) As of 3/31/2020. Top Exposures: Creek Pine Holdings is structured as a 10.25% preferred security (paid-in-kind). MGM is an equity position received through prior debt holdings. Pay-in-kind securities are financial instruments that pay investors in the form of additional securities rather than cash coupons. The securities used to pay the interest or dividends are usually identical to the underlying securities. Pay-in-kind securities tend to pay a higher rate of interest but are considered higher risk. Top Exposures are non-income producing, illiquid, and may be deemed an affiliate of Highland Capital Management Fund Advisors, L.P. (the "Adviser"). Current and future portfolio holdings are subject to change and risk. Top Exposures are as a percentage of long-only market value. (2) Held in NFRO REIT SUB, LLC (3) On February 11, 2020, as part of the formation transaction for NexPoint Real Estate Finance (NYSE: NREF), certain assets held in HFRO, valued at $46 million, were contributed in exchange for operating partnership units of NREF. The NREF Op Units are convertible one-to-one for NREF Common shares and therefore are priced daily in HFRO using the NREF common share price.

27

R EL EV A N T E X P E R T I S E W I T H I N C U R R E N T P O R T F O L I O PORTFOLIO ALLOCATION1 2% The current portfolio already has a large Real Estate 8% allocation to the core sectors in the Timber 12% 34% CLOs Holding Company’s strategy Loans 21% Equity Other 23% TOP 10 EXPOSURES1 1. Creek Pine Holdings, LLC (“Creek Pine”) The majority of HFRO’s top 10 exposures are in 2. SAFStor2 three of the four core sectors/strategy areas: 3. NexPoint Real Estate Finance3 4. EDS Legacy Partners ïƒ¼R E AL E STATE 5. Metro Goldwyn Mayer, Inc. (“MGM”)ïƒ¼HE AL THC ARE 6. CCS Medical ïƒ¼OPPOR TUNI STI C 7. IQHQ 8. SFR WLIF III, LLC 9. Grayson CLO 10. NexPoint Storage Partners (1) As of 3/31/2020. Top Exposures: Creek Pine Holdings is structured as a 10.25% preferred security (paid-in-kind). MGM is an equity position received through prior debt holdings. Pay-in-kind securities are financial kind securities instruments tend to that pay pay a higher investors rate inof the interest form of but additional are considered securities higher rather risk. than Top cash Exposures coupons. are The non-income securities used producing, to pay illiquid, the interest and or may dividends be deemed are usually an affiliate identical of Highland to the underlying Capital Management securities. Pay-in- Fund Advisors, L.P. (the “Adviser”). Current and future portfolio holdings are subject to change and risk. Top Exposures are as a percentage of long-only market value. (2) Held in NFRO REIT SUB, LLC (3) On February 11, NREF. 2020, Theas NREF partOp ofUnits the formation are convertibleone-to-onefor transaction for NexPoint NREF Real Common Estate Finance shares and (NYSE: thereforeare NREF), certain priced assets daily held inHFRO in HFRO, using valued the NREF at $ common 46 million, share were price. contributed in exchange for operating partnership units of 27

V. CORPORATE PROFILE AND CONVERSION PROCESS

Information on the Holding Company Management Team and Conversion Timeline

28

V . C O R P O R A T E P R O F I L E A N D C O N V E R S I O N P R O C E S S I n f o rm a ti o n o n t h e H o l d ing C o m p a ny M a na ge m ent Te a m a nd C o n ver si o n T i m el ine 28

HOLDING COMPANY MANAGEMENT TEAM

JIM DONDERO
President & CEO

- HFRO co-portfolio manager
- Oversees platform; serves as portfolio manager for various funds and accounts
- Formed numerous integrated businesses over 30+ years to own and manage assets across credit, real estate, private equity, and other areas
- Serves as officer and director for several publicly traded REITs on NexPoint investment platform
- Holds board positions at companies in financial services, healthcare, real estate, including: chairman of NexBank Capital, Inc.; director at NexBank, Texmark Timber Treasury, MGM Holdings, Inc.

JOSEPH SOWIN
Co-Chief Investment Officer

- HFRO co-portfolio manager
- Oversees publicly equities across platform
- Manages daily operations including trading, risk management, and external relationships with prime brokers and key service providers
- Serves on the executive and compensation committees and various investment committees across asset classes
- Nonprofit board member for Capital For Kids

JP SEVILLA
Co-Chief Investment Officer

- Oversees private equity holdings across platform
- Serves as Chairman of the Board of Directors of CCS Medical and Lake Las Vegas and is a Director of Terrestar Corporation. Mr. Sevilla was Chairman of Cornerstone Healthcare Group until March 2021 and previously served as a Director of Structural & Steel Products, Inc.
- Previously practiced law in New York at Cravath, Swaine & Moore LLP and Shearman & Sterling LLP, focusing on mergers & acquisitions and leveraged finance transactions for sponsor and strategic clients

FRANK WATERHOUSE
Chief Financial Officer

- Oversees back-office teams across platform including finance, accounting, tax, and operations
- Experience managing back-office operations across the investment management industry, covering a range of asset classes (credit, equities, alternatives)
- Has worked across a range of public and private fund/vehicle structures, with extensive public company experience

29

H OL DI NG C O M P A N Y M A N A G E M E N T T E A M Management team has 25 years average market experience, with significant expertise investing, operating, and profitably exiting control- and minority-investments in private companies JIM DONDERO JOSEPH SOWIN JP SEVILLA FRANK WATERHOUSE President & CEO Co-Chief Investment Officer Co-Chief Investment Officer Chief Financial Officer ï,§ HFRO co-portfolio managerï,§ HFRO co-portfolio managerï,§ Oversees private equity holdings ï,§ Oversees back-office teams ï,§ Oversees platform; serves as across platform across platform including finance,ï,§ Oversees publicly equities across portfolio manager for various platformï,§ Serves as Chairman of the Board accounting, tax, and operations funds and accounts Manages daily operations of Directors of CCS Medical and ï,§ Experience managing back-office ï,§ ï,§ Formed numerous integrated including trading, risk Lake Las Vegas and is a Director operations across the investment businesses over 30+ years to management, and external of Terrestar Corporation. Mr. management industry, covering a own and manage assets across relationships with prime brokers Sevilla was Chairman of range of asset classes (credit, credit, real estate, private equity, and key service providers Cornerstone Healthcare Group equities, alternatives) and other areas until March 2021 and previously ï,§ Serves on the executive and served as a Director of Structural ï,§ Has worked across a range of ï,§ Serves as officer and director for compensation committees and & Steel Products, Inc. public and private fund/vehicle several publicly traded REITs on various investment committees structures, with extensive public NexPoint investment platform across asset classesï,§ Previously practiced law in New company experience board York at Cravath, Swaine & Moore ï,§ Holds positions atï,§ Nonprofit board member for LLP and Shearman & Sterling companies in financial services, Capital For Kids LLP, focusing on mergers & healthcare, real estate, including: acquisitions and leveraged chairman of NexBank Capital, finance transactions for sponsor Inc.; director at NexBank, and strategic clients Texmark Timber Treasury, MGM Holdings, Inc. 29

CONVERSION TIMELINE

JUNE 2021

- Preliminary Proxy Filing
  June 14
- Record Date
  June 14

JULY 2021

- Definitive Proxy Filing
  (Anticipated)

AUGUST 2021

- Special Shareholder Meeting
  August 20 (Anticipated)

2022

- Conversion Completed
  2H22 (Anticipated)

30

C ONV E R S I O N T I M E L I N E JUNE 2021 AUGUST 2021 ï,§ Preliminary Proxy Filing ï,§ Special Shareholder June 14 Meeting Record Date August 20 (Anticipated) ï,§ June 14 JULY 2021 2022 ï,§ Definitive Proxy Filing ï,§ Conversion Completed (Anticipated) 2H22 (Anticipated) 30

V I . R I S K S , D I S C L O S U R E S , A N D N O T E S 31

NOTES Definitions of Industry Comparables: Closed-End Fund Comparables: Eaton Vance Floating-Rate Income Plus Fund (EFF), Eaton Vance Senior Income Trust (EVF), Nuveen Floating Rate Income Fund (JFR), Nuveen Credit Income Strategies Fund (JQC), and Invesco Dynamic Credit Opportunities Fund (VTA). Insurance Conglomerates: Berkshire Hathaway Inc. (BRK-A), Loews Corporation (L), Markel Corporation (MKL), and Alleghany Corporation (Y). Diversified Holding Companies: Cannae Holdings Inc. (CNNE), Icahn Enterprises L.P. (IEP), and Steel Partners Holdings L.P. (SPLP). Asset Managers: Brookfield Asset Management Inc. (BAM), BrightSphere Investment Group Inc. (BSIG), KKR & Co. Inc. (KKR), and B. Riley Financial, Inc. (RILY). “Public Competitors” include Closed-End Fund Comparables, Insurance Conglomerates, Diversified Holding Companies, and Asset Managers (as defined above). “Peer CEFs” refer to the Closed-End Fund Comparables as defined above. The “Peer CEFs” group has been selected by the Adviser on the basis that these funds have investment objectives and policies similar to those of HFRO. RISKS & DISCLOSURES Past performance is no guarantee of future results. The rate of return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. current performance may be lower or higher than the performance data quoted. Returns are historical and include change in share price and reinvestment of all distributions. Total investment return does not reflect broker sales charges or commissions. All performance information is for common shares of the Trust. See the proxy statement and fi nancial statements for more information before investing. You should carefully consider HFRO’s business strategy, risks, fees and expenses. A copy of the proxy statement, which contains this and other information was filed with the SEC on or about [DATE]. This presentation document contains forward-looking statements. These statements reflect the current views of management with respect to future events and financial performance. Forward-looking statements can be identified by words such as “anticipate”, “expect”, “could,” “may”, “potential”, “will”, “ability,” “targets,” “believe,” “likely,” “assumes,” “ensuring,” “available,” “optionality,” “viability,” “maintain,” “consistent,” “pace,” “should,” “emerging,” “driving,” “looking to,” and similar statements of a future or forward-looking nature. Forward-looking statements address matters that involve risks and uncertainties. Past performance does not guarantee future results. Performance during time periods shown is limited and may not reflect the performance in difference economic and market cycles. There can be no assurance that similar performance will be experienced. This presentation contains information about prior investments made by the Adviser of HFRO. This information was prepared by the Adviser based on its experience in the industry and on assumptions of fact and opinion as to future events which the Adviser believed to be reasonable when made. There can be no assurance that the Adviser and/or HFRO will be as successful as these earlier investments. Prior investment returns are not indicative of future results. It should not be assumed that investment recommendations made in the future will be profitable or will equal the performance of the securities included herein. HFRO, once transitioned to a holding company, will not be an investment fund and will employ a business strategy that is focused on acquiring controlling interests in, and managing, attractive businesses and will seek to profit primarily from their improved operating results, as opposed to making securities-focused investments with an intent to profit from an exit strategy. Therefore, the risk/return characteristics of HFRO are expected to be materially different from those of “private equity” and very limited reliance, if any, should be placed on statistics related to private equity funds or the private equity industry. These statistics are presented for informational purposes only as a reasonably understandable grounding point for the universe of private company equity. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange and frequently trade at prices lower than their net asset value. Net Asset Value (“NAV”) is total assets less total liabilities, which includes preferred shares, divided by the number of common shares outstanding. When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at market price. For additional information, please contact your investment adviser or visit our website https://www.highlandfunds.com/income-fund. 32

RISKS & DISCLOSURES (CONTINUED) Registered investment companies like HFRO are subject to certain risks. Senior Loans Risk. The risk that the issuer of a senior may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of the senior loan or reduce HFRO’s returns. The risks associated with senior loans are similar to the risks of high yield debt securities. Senior loans and other debt securities are also subject to the risk of price declines and to increases in interest rates, particularly long-term rates. Senior loans are also subject to the risk that, as interest rates rise, the cost of borrowing increases, which may increase the risk of default. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. Therefore, senior loans may not mitigate price declines in a long-term interest rate environment. HFRO’s investments in senior loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. Industry Concentration Risk. HFRO must invest at least 25% of the value of its total assets at the time of purchase in securities of issuers conducting their principal business activities in the real estate industry. HFRO may be subject to greater market fluctuations than a fund that does not concentrate its investments in a particular industry. Financial, economic, business, and other developments affecting issuers in the real estate industry will have a greater effect on HFRO, and if securities of the real estate industry fall out of favor, HFRO could underperform, or its NAV may be more volatile than, funds that have greater industry diversification. Interest Rate Risk. The risk that debt securities, and HFRO’s net assets, may decline in value because of changes in interest rates. Generally, debt securities will decrease in value when interest rates rise and increase in value when interest rates decline. Credit Risk. The risk that HFRO could lose money if the issuer or guarantor of a fixed income security, or the counterparty of a derivatives contract or repurchase agreement, is unable or unwilling (or is perceived to be unable or unwilling) to make a timely payment of principal and/or interest, or to otherwise honor its obligations. Leverage Risk. Leverage may increase the risk of loss, cause fluctuations in the market value of HFRO’s portfolio to have disproportionately large effects or cause our NAV to decline faster than it would otherwise. Real Estate Market Risk. HFRO is exposed to economic, market and regulatory changes that impact the real estate market generally and through its investment in NFRO REIT Sub, LLC (the “REIT Subsidiary”), which may cause HFRO’s operating results to suffer. A number of factors may prevent the REIT Subsidiary’s properties and other real estate-related investments from generating sufficient net cash flow or may adversely affect their value, or both, resulting in less cash available for distribution, or a loss, to us. These factors include: national, regional and local economic conditions; changing demographics; the ability of property managers to provide capable management and adequate maintenance; the quality of a property’s construction and design; increases in costs of maintenance, insurance, and operations (including energy costs and real estate taxes); potential environmental and other legal liabilities; the level of financing used by the REIT Subsidiary and the availability and cost of refinancing; potential instability, default or bankruptcy of tenants in the properties owned by the REIT Subsidiary; the relative illiquidity of real estate investments in general, which may make it difficult to sell a property at an attractive price or within a reasonable time frame. The full extent of the impact and effects of the recent outbreak of COVID-19 on the future financial performance of HFRO, and specifically, on its investments and tenants to properties held by its REIT Subsidiary, are uncertain at this time. The outbreak could have a continued adverse impact on economic and market conditions and trigger a period of global economic slowdown. Pandemics and Associated Economic Disruption. An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in the closing of borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general anxiety and economic uncertainty. It is not known how long any negative impacts, or any future impacts of other significant events such as a substantial economic downturn, will last. Health crises caused by outbreaks of disease, such as the coronavirus, may exacerbate other preexisting political, social and economic risks. This outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the global economy, as well as the economies of individual countries, individual companies and the market in general in significant and unforeseen ways. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which could adversely affect HFRO’s performance, the performance of the securities in which HFRO invests, lines of credit available to HFRO and may lead to losses on your investment in HFRO. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers. In addition, we will be exposed to certain risks related to the implementation of the Conversion Proposal and the deregistration process. HFRO will remain subject to certain contractual limitations on leverage, asset coverage requirements and other restrictions similar to those imposed by the 1940 Act until the terms of HFRO’s outstanding preferred shares are amended or the preferred shares are redeemed, which may not occur until September 30, 2024. 33

RISKS & DISCLOSURES (CONTINUED) Portfolio Transition Risk. During the conversion period, we will be required to transition a material portion of our assets to ensure a non-investment company portfolio. Delays in the Deregistration Process. Any delay in receiving the Deregistration Order may delay our ability to operate like a typical diversified holding company not subject to the 1940 Act. In addition to the foregoing, we will be exposed to additional risks as a diversified holding company if the Conversion Proposal is implemented. Concentration and Illiquidity Risk. Our investments in our subsidiaries and future acquisition opportunities may be concentrated in a limited number of companies and may have limited liquidity. Management and Key Personnel Risk. Our future success is dependent on our management team and the management teams of our subsidiaries, the loss of any of whom could materially adversely affect our financial condition, business and results of operations. Acquisition Risk. Our business strategy includes acquisitions, and acquisitions entail numerous risks, including the risk of management diversion and increased costs and expenses, all of which could negatively affect HFRO’s profitability. Future Opportunities Risk. We may not be able to successfully fund future acquisitions of new businesses due to the lack of availability of debt or equity financing at the HFRO level on acceptable terms, which could impede the implementation of our acquisition strategy and materially adversely impact our financial condition, business and results of operations. Sector Risks. To the extent that we and our subsidiaries operate in the financial services, real estate and healthcare industries, we and our subsidiaries will be exposed to certain risks unique to each of those sectors and risks associate with any other sectors in which we or our subsidiaries may operate. Capital Loss Carryforwards Risk. There can be no assurances that we will be able to use our accumulated capital loss carryforwards. Investment Securities Risks. We may continue to hold a portion of our assets in investment securities, which would expose HFRO to all of the risk traditionally associated with such investments, including total loss of investment. Conflicts of Interest. Substantial conflicts of interest may arise from our current and historical relationships with the Adviser and its affiliates.

APPENDIX B: Risks Associated with the Business Change Proposal

Unless otherwise noted, the following risk factors assume that the Business Change Proposal has been approved and fully implemented and that we have successfully converted to a diversified holding company. There can be no assurance that these conditions will be satisfied. In addition, these risks may adversely affect our financial condition, yield on investment, results of operations, cash flow, per share trading price of our securities and ability to satisfy debt service obligations, if any, and to make cash distributions to shareholders. Whether we remain a registered investment company or convert to a diversified holding company, an investment in our securities, like an investment in any other public company, is subject to investment risk, including the possible loss of your investment. For a discussion of certain other risks relating to our conversion to a diversified holding company, see “Implementation of the Business Change Proposal and Related Risks” in the proxy statement.

Risks Related to Current Market Conditions

Events outside of our control, including public health crises, may negatively affect the results of our operations.

As of the date hereof, there is an outbreak of a highly contagious form of a novel coronavirus known as “COVID-19.” COVID-19 has been declared a pandemic by the World Health Organization and, in response to the outbreak, the U.S. Health and Human Services Secretary has declared a public health emergency in the United States. COVID-19 has had a devastating impact on the global economy, including the U.S. economy, and has resulted in a global economic recession.

Many states, including those in which we and our subsidiaries operate, have issued orders requiring the closure of non-essential businesses and/or requiring residents to stay at home. The COVID-19 pandemic and preventative measures taken to contain or mitigate its spread have caused, and are continuing to cause, business shutdowns, cancellations of events and travel, significant reductions in demand for certain goods and services, reductions in business activity and financial transactions, supply chain interruptions and overall economic and financial market instability both globally and in the United States. Such effects will likely continue for the duration of the pandemic, which is uncertain, and for some period thereafter. While several countries, as well as certain states, counties and cities in the United States, began to relax the early public health restrictions with a view to partially or fully reopening their economies, many cities, both globally and in the United States, have since experienced a surge in the reported number of cases and hospitalizations related to the COVID-19 pandemic. This increase in cases has led to the reintroduction of restrictions and business shutdowns in certain states, counties and cities in the United States and globally and could continue to lead to the re-introduction of such restrictions elsewhere. Additionally, since December 2020, the U.S. Food and Drug Administration authorized multiple vaccines for emergency use. However, it remains unclear how quickly the vaccines will be distributed nationwide and globally, whether vaccine distributions may be paused or when “herd immunity” will be achieved and the restrictions that were imposed to slow the spread of the virus will be lifted entirely. The delay in distributing the vaccines could lead people to continue to self-isolate and not participate in the economy at pre-pandemic levels for a prolonged period of time. Even after the COVID-19 pandemic subsides, the U.S. economy and most other major global economies may continue to experience a recession, and our business and operations, as well as the business and operations of our subsidiaries, could be materially adversely affected by a prolonged recession in the United States and other major markets. Potential consequences of the current unprecedented measures taken in response to the spread of COVID-19, and current market disruptions and volatility that may impact our business include, but are not limited to:

•	increased risk of default or bankruptcy by our subsidiaries;

•	increased risk of our subsidiaries being unable to weather an extended cessation of normal economic activity and thereby impairing their ability to continue functioning as a going concern;

•

reduced economic demand resulting from changes in consumer behavior, mass employee layoffs or furloughs in response to governmental action taken to slow the spread of COVID-19, which could impact the continued viability of our subsidiaries;

•	our subsidiaries being disproportionally impacted by governmental action aimed at slowing the spread of COVID-19 or mitigating its economic effects;

•	limited availability of new acquisition opportunities;

•	inability for us to replace our existing leverage when it becomes due or replace it on terms as favorable as our existing leverage;

•	a reduction in interest rates, including interest rates based on LIBOR or its replacement, and similar benchmarks, which may adversely impact our ability to lend money at attractive rates; and

•	general threats to the Company’s ability to continue operations and to operate successfully as a diversified holding company.

Although on March 27, 2020, the U.S. government enacted the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”), which contains provisions intended to mitigate the adverse economic effects of the COVID-19 pandemic, it is uncertain whether, or how much, our subsidiaries will be able to benefit from the CARES Act or any other subsequent legislation intended to provide financial relief or assistance. The volatility and disruption to the global economy from the COVID-19 pandemic is impacting the pace of our acquisition activity, which could adversely impact our results of operations. This volatility and disruption have also increased spreads in the private debt capital markets.

It is virtually impossible to determine the ultimate impact of COVID-19 at this time. Further, the extent and strength of any economic recovery after the COVID-19 pandemic abates, including following any additional “waves” or other intensifying of the pandemic, is uncertain and subject to various factors and conditions. Accordingly, an investment in the Company is subject to an elevated degree of risk as compared to other market environments.

Global economic conditions may have adverse impacts on our operations and financial condition.

Changes in economic conditions could adversely affect our financial condition and results of operations. A number of economic factors, including, but not limited to, consumer interest rates, consumer confidence and debt levels, retail trends, housing starts, sales of existing homes, the level and availability of mortgage refinancing, and commodity prices, may generally adversely affect our subsidiaries, financial condition and results of operations. Recessionary economic cycles, higher and protracted unemployment rates, increased fuel and other energy and commodity costs, rising costs of transportation and increased tax rates can have a material adverse impact on our subsidiaries, and may adversely affect demand for sales of our subsidiaries’ products, or the costs of materials and services utilized in their operations. These factors could have a material adverse effect on our revenues, income from operations and our cash flows.

Risks Related to Our Conversion to a Diversified Holding Company

Any delay in receiving the Deregistration Order may delay our ability to operate like a typical diversified holding company not subject to the 1940 Act.

If the Business Change Proposal is approved by shareholders, we will apply to the SEC for a Deregistration Order, but the timing for receiving the Deregistration Order is uncertain. Until the SEC issues a Deregistration Order, we will continue to be registered as an investment company and will continue to be regulated under the 1940 Act. Pending the SEC’s issuance of the Deregistration Order, we intend to begin realigning our portfolio consistent with our new business as a diversified holding company. We anticipate that the implementation period may last approximately two years, with full implementation not projected until approximately the middle of 2023. The foregoing time period is an estimate and may vary depending upon the length of the deregistration process with the SEC, tax considerations and the pace at which we will be able to transition certain of the Company’s assets such that we will no longer be deemed an investment company under the 1940 Act. Any delay in receiving the Deregistration Order beyond the projected two-year implementation period may delay our ability to operate like a typical diversified holding company not subject to the 1940 Act and would delay our ability to realize the benefits we anticipate to realize from becoming a diversified holding company.

During the implementation period, we will be required to transition a material portion of our assets to ensure a non-investment company portfolio.

During the implementation period, we will be required to transition a material portion of our assets to ensure a non-investment company portfolio sufficient to no longer qualify as an investment company under the 1940 Act. During the transition period and before our portfolio has been fully converted to its new business strategy, we may experience a reduction in income and we expect our cash flow from earnings and the status and availability of capital gains we realize from our portfolio to decline during our transition to a diversified holding company. This decline could result from the rotation out of existing investments, the need to establish new revenue streams, the potential for holding assets in temporary investments with lower yields and the availability or unavailability of realized capital gains to distribute, among other potential variables.

Pursuant to the Business Change Proposal, we expect to sell assets we own in transactions that may be taxable.

If the Business Change Proposal is approved and we convert to a diversified holding company, we expect to sell approximately 32% of the assets that we own in taxable transactions. Pursuant to applicable tax laws, any taxable income or gains recognized on such sales would generally need to be distributed to our shareholders in the year recognized, and any such distributions would generally be taxable to shareholders when received.

We will no longer be subject to certain restrictions imposed by the 1940 Act.

If the Business Change Proposal is consummated, the Company will no longer be subject to restrictions under the 1940 Act. For example, Section 18 of the 1940 Act limits the Company’s ability to issue any class of senior security, or selling any class of senior security of which it is the issuer, except that the investment company may borrow from a bank provided that immediately after any such borrowing there is asset coverage of at least 300% for all of its borrowings. If the Business Change Proposal is approved, the

Company would no longer be subject to the 300% restriction if it determines to borrow funds. Notwithstanding the foregoing, the governing document for the Company’s outstanding preferred shares will continue to impose certain leverage limits, restrictions on the issuance of multiple classes of common shares, preferred shares and debt, and subject two of the Company’s trustees to election by preferred shareholders voting as a separate class, at least until the preferred shares become subject to optional redemption by the Company on September 30, 2024 or until the Company is able to obtain preferred shareholder approval of amendments to the preferred share governing document.

In addition, the 1940 Act imposes restrictions on the Company’s ability to engage in transactions with affiliated persons, including directors and officers of the Company, and other affiliated companies, unless such transactions are exempted by the SEC. These prohibitions generally apply to buying and selling securities and other property to or from affiliated persons; borrowing money from or lending money to affiliated persons; or participating in joint transactions or profit-sharing arrangements with affiliated persons. If the Business Change Proposal is approved, the Company will no longer be subject to regulatory restrictions on its ability to engage in transactions involving affiliated persons. While such transactions may involve increased risk to shareholders as a result of the conflicts of interest involved, the ability to engage in these transactions may also provide additional flexibility in managing the Company’s business and to provide financial assistance to the Company.

Risk Related to our Operations as a Diversified Holding Company

We may not be able to achieve our business objectives.

Our ability to achieve our business objectives depends on our ability to successfully acquire and operate private companies. In general, the availability of favorable acquisition opportunities will be affected by the level and volatility of interest rates in the market generally, the availability of adequate short- and long-term financing and the competition for acquisition opportunities. There can be no assurance that we will be successful in obtaining additional capital to enable us to pursue acquisition opportunities, that any acquisitions we complete will satisfy our targeted rate of return or other objectives or that we will be able to successfully operate our subsidiaries.

Our Adviser and management team have limited experience operating a diversified holding company.

Our Adviser and management team have limited experience in acquiring or developing businesses. In addition, while it is not expected that the Company will be limited in the types of companies or industries it can invest in, it has limited experience in managing businesses and as a result, there can be no assurance that it will be able to implement our new business strategy or if implemented, that it will be successful.

Our operating guidelines, acquisition and financing strategies, and leverage and hedging policies may be changed without shareholder approval.

Our Adviser and management team will be authorized to follow broad operating guidelines. These guidelines, as well as our acquisition and financing strategies, leverage and hedging policies with respect to investments, acquisitions, operations, indebtedness, capitalization and distributions, may be changed at any time without the approval of our shareholders. Changes in our business strategies may increase our exposure to interest rate risks, default risks and other market fluctuations. These changes could adversely affect our financial condition, results of operations, the market price of our common and preferred shares and our ability to make distributions to our shareholders.

Our investments in our subsidiaries and future acquisition opportunities may be concentrated in a limited number of companies and may have limited liquidity.

It is anticipated that the Company’s investments will be generally concentrated in a few operating businesses which may be illiquid and have limited operating histories. A failure of any such business is likely to have a material adverse effect on the Company and our shareholders. In addition, there can be no assurances that the Company’s current net assets will be sufficient to acquire operating businesses of a size that may be able to generate sufficient income or generate gains in order to maximize the utilization of its accumulated capital loss carryforwards. Further, costs associated with the acquisition of operating businesses are likely to be higher than brokerage costs associated with acquiring stocks.

There can be no assurances that we will be able to use our accumulated capital loss carryforwards.

There can be no assurances that the Company will be able to make acquisitions that would generate sufficient income or realize gains in order to maximize its utilization of the accumulated capital loss carryforwards. The U.S. federal tax rules applicable to the utilization of the accumulated capital loss carryforwards may impose further restrictions on the utilization of the capital loss carryforwards.

Our future success is dependent on our Adviser, our management team and the management teams of our subsidiaries, the loss of any of whom could materially adversely affect our financial condition, business and results of operations.

Our future success depends, to a significant extent, on the continued services of our management team, most of whom have worked together for a number of years. The future success of our subsidiaries also depends on their respective management teams because we operate our subsidiaries on a stand-alone basis, primarily relying on existing management teams for management of their day-to-day operations. Consequently, their operational success, as well as the success of our internal growth strategy, will be dependent on the continued efforts of the management teams of the subsidiaries. The loss of services of one or more members of our management team or the management team at one of our subsidiaries could materially adversely affect our financial condition, business and results of operations.

We operate in a highly competitive market for acquisition opportunities.

A number of entities compete with us to make the types of acquisitions that we make. We compete with BDCs, public and private funds, commercial and investment banks, CLO funds, commercial financing companies, insurance companies, high yield investors, hedge funds and private equity funds. Many of our competitors may be substantially larger and/or have considerably greater financial, technical and marketing resources than we do. Some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to pursue attractive acquisition opportunities from time to time.

Our business strategy includes acquisitions, and acquisitions entail numerous risks, including the risk of management diversion and increased costs and expenses, all of which could negatively affect the Company’s profitability.

Our business strategy includes, among other things, strategic acquisitions, as well as potential opportunistic acquisitions. This element of our strategy entails several risks, including the diversion of management’s attention from other business concerns and the need to finance such acquisitions with additional equity and/or debt. Generally, because such acquisition targets are held privately, we may experience difficulty in evaluating potential target businesses as the information concerning these businesses is not publicly available.

In addition, once completed, acquisitions entail further risks, including: unanticipated costs and liabilities of the acquired businesses, including environmental liabilities, that could materially adversely affect our results of operations; increased regulatory compliance relating to the acquired business; difficulties in assimilating acquired businesses, their personnel and their financial reporting systems, which would prevent the expected benefits from the transaction from being realized within the anticipating time frame; negative effects on existing business relationships with suppliers and customers; and loss of key employees of the acquired businesses. In addition, any future acquisitions could result in the incurrence of additional debt and related interest expense, contingent liabilities and amortization expense related to intangible assets, which could have a material adverse effect on our business, financial condition, operating results and cash flow, or the issuance of additional equity, which could dilute our unitholders’ interests.

There can therefore be no assurance that we will be able to conclude any acquisition successfully or that any acquisition will achieve the anticipated synergies or other positive results. If our acquisition strategy is not successful or if acquisitions are not well integrated into our existing operations, the Company’s profitability could be negatively affected.

We may not be able to successfully fund future acquisitions of new businesses due to the lack of availability of debt or equity financing at the Company level on acceptable terms, which could impede the implementation of our acquisition strategy and materially adversely impact our financial condition, business and results of operations.

In order to make future acquisitions, we intend to raise capital primarily through debt financing at the Company level, additional equity offerings, the sale of stock or assets of our subsidiaries, and by offering equity in the Company or our subsidiaries to the sellers of target businesses or by undertaking a combination of any of the above. Since the timing and size of acquisitions cannot be readily predicted, we may need to be able to obtain funding on short notice to benefit fully from attractive acquisition opportunities. Such funding may not be available on acceptable terms. In addition, the level of our indebtedness may impact our ability to borrow at the Company level. Another source of capital for us may be the sale of additional shares, subject to market conditions and investor demand for the shares at prices that we consider to be in the interests of our shareholders. These risks may materially adversely affect our ability to pursue our acquisition strategy successfully and materially adversely affect our financial condition, business and results of operations.

We may sustain losses in our portfolio, which could have an adverse effect on our results of operations, financial condition and liquidity.

An adverse change in economic conditions or setbacks unique to our companies, their operations or business models may result in a decline in the value of these companies. Such declines in value are principally recognized in net income or loss in accordance with current accounting principles generally accepted in the United States of America (“U.S. GAAP”). Any adverse changes in the financial markets and declines in value of our companies may result in additional losses and could have an adverse effect on our results of operations, financial condition and liquidity.

Changes in laws or regulations could increase competition for debt financing or require changes to our business practices and adversely affect us.

Various laws and regulations currently exist that restrict the investment activities of banks and certain other financial institutions, but would not apply to us. We believe this regulatory difference may create opportunities for us to successfully grow our business. However, the laws and regulations governing our operations, as well as their interpretation, may change from time to time, and new laws and regulations may be enacted. Such changes or new laws or regulations could require changes to certain of our business practices, negatively impact our operations, impose additional costs on us or otherwise adversely affect our business.

We are a diversified holding company and depend on the businesses of our subsidiaries to satisfy our obligations.

We are a diversified holding company. In addition to cash and cash equivalents, U.S. government and agency obligations, marketable equity and debt securities and other short-term investments, our assets consist primarily of investments in our subsidiaries. Moreover, if we make significant investments in new operating businesses, it is likely that we will reduce our liquid assets in order to fund those investments and the ongoing operations of our subsidiaries. Consequently, our cash flow and our ability to meet our debt service obligations will depend on the cash flow of our subsidiaries and the payment of funds to us by our subsidiaries in the form of dividends, distributions, loans or otherwise.

The operating results of our subsidiaries may not be sufficient to make distributions to us. In addition, our subsidiaries are not obligated to make funds available to us and distributions and intercompany transfers from our subsidiaries to us may be restricted by applicable law or covenants contained in debt agreements and other agreements to which these subsidiaries may be subject or enter into in the future.

The terms of certain borrowing agreements of our subsidiaries, or other entities in which we own equity, may restrict dividends, distributions or loans to us. To the degree any distributions and transfers are impaired or prohibited, our ability to make payments on our debt and to make distributions will be limited.

We and our subsidiaries are subject to cybersecurity and other technological risks that could disrupt our information technology systems and adversely affect our financial performance.

Threats to information technology systems associated with cybersecurity and other technological risks and cyber incidents or attacks continue to grow. We and our subsidiaries depend on the accuracy, capacity and security of our information technology systems and those used by our third-party service providers. In addition, we and our subsidiaries collect, process and retain sensitive and confidential information in the normal course of business, including information about our employees, customers and other third parties. Despite the security measures we have in place and any additional measures we may implement in the future, our facilities, systems, and networks, and those of our third-party service providers, could be vulnerable to security breaches, computer viruses, lost or misplaced data, programming errors, human errors, employee misconduct, malicious attacks, acts of vandalism or other events. In addition, hardware, software or applications we develop or obtain from third parties may contain defects in design or manufacture or other problems that could result in security breaches or disruptions. These events or any other disruption or compromise of our or our third-party service providers’ information technology systems could negatively impact our business operations or result in the misappropriation, loss or other unauthorized disclosure of sensitive and confidential information. Such events could damage our reputation, expose us to the risks of litigation and liability, disrupt our business or otherwise affect our results of operations, any of which could adversely affect our financial performance.

Software implementation and upgrades at certain of our subsidiaries may result in complications that adversely impact the timeliness, accuracy and reliability of internal and external reporting.

Our subsidiaries are operated and managed on a decentralized basis and their software is not integrated with each other or with us. Certain of our subsidiaries are currently undergoing, or in the future may undergo, software implementation and/or upgrades. Software implementation and upgrades are complex, time consuming and require significant resources. Failure to properly implement or upgrade software, including failure to recruit/retain appropriate experts, train employees, implement processes and properly bridge to legacy software, among others, may negatively impact our subsidiaries’ ability to properly operate their businesses and to report internally and externally, including reporting to us. As a result, we may not adequately assess the performance of our subsidiaries, properly allocate resources report timely and accurate financial results.

The existence of a material weakness in internal control over financial reporting of us or one of our consolidated subsidiaries or a recently acquired entity may adversely affect our ability to provide timely and reliable financial information necessary for the conduct of our business and satisfaction of our reporting obligations under the federal securities laws.

To the extent that any material weakness or significant deficiency exists in internal control over financial reporting of us or one of our consolidated subsidiaries or a recently acquired entity, such material weakness or significant deficiency may adversely affect our ability to provide timely and reliable financial information necessary for the conduct of our business and satisfaction of our reporting obligations under the federal securities laws, that could affect our ability to remain listed on Nasdaq. Ineffective internal and disclosure controls could cause investors to lose confidence in our reported financial information, which could have a negative effect on the trading price of our depositary units or the rating of our debt.

We may continue to hold a portion of our assets in investment securities.

The market prices of equity securities may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, fundamental changes to the business, financial leverage, non-compliance with regulatory requirements and reduced demand for the issuer’s goods or services. The values of equity securities also may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Certain equity securities may decline in value even during periods when the prices of equity securities in general are rising, or may not perform as well as the market in general. In addition to these risks, preferred stock and convertible securities are also subject to the risk that issuers will not make payments on securities that we hold, which could result in losses to us. The credit quality of preferred stock and convertible securities may be lowered if an issuer’s financial condition changes, leading to greater volatility in the price of the security. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. The market value of convertible securities also tends to fall when prevailing interest rates rise.

Within may continue to hold a portion of our assets in fixed income securities.

The Company may continue to hold a portion of its assets in fixed income securities, which include securities such as bonds, debentures, notes, preferred stock, short term discounted Treasury Bills or certain securities of the U.S. government sponsored instrumentalities, as well as money market open-end funds that invest in those securities. Fixed income securities generally are senior to an issuer’s common stock and their holders generally are entitled to receive amounts due before any distributions are made to common shareholders.

The market value of fixed income securities, especially those that provide a fixed rate of return, may be expected to rise and fall inversely with interest rates and in general is affected by the credit rating of the issuer, the issuer’s performance and perceptions of the issuer in the market place. The market value of callable or redeemable fixed income securities may also be affected by the issuer’s call and redemption rights. In addition, it is possible that the issuer of fixed income securities may not be able to meet its interest or principal obligations to holders. Further, holders of non-convertible fixed income securities do not participate in any capital appreciation of the issuer.

We may also use derivatives.

We may use derivatives to hedge various risks and for speculative purposes. Derivatives risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument may not correlate well with the performance of the assets to which we seek exposure, (2) derivative contracts, including options, may expire worthless and the use of derivatives may result in losses to us, (3) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, (4) derivatives not traded on an exchange may be subject to credit risk, for example, if the counterparty does not meet its obligations; and (5) derivatives not traded on an exchange may be subject to liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. In addition, changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives

We are subject to the risk of becoming an investment company again, even if we have received a Deregistration Order.

After receiving the Deregistration Order, the Company intends to conduct its business so that it will not qualify as an investment company under the 1940 Act. However, because we are a holding company and a significant portion of our assets may, from time to time, consist of investments in companies in which we own less than a 50% interest, we run the risk of inadvertently becoming an investment company and again being required to register under the 1940 Act. Having received the Deregistration Order would not prevent the SEC from determining that we have once again become an investment company, even if inadvertently. Events beyond our control, including significant appreciation or depreciation in the market value of certain of our publicly traded holdings or adverse developments with respect to our ownership of certain of our subsidiaries, could result in our inadvertently becoming an investment company that is required to register under the 1940 Act. Transactions involving the sale of certain assets could result in our being considered an investment company. Following such events or transactions, an exemption under the 1940 Act would provide us up to one year to take steps to avoid becoming classified as an investment company. We expect to take steps to avoid becoming classified as an investment company again, but no assurance can be made that we will successfully be able to take the steps necessary to avoid such classification.

If we are unsuccessful, then we will be required to register again as a registered investment company and will become subject to same extensive, restrictive and potentially adverse regulations relating to, among other things, operating methods, management, capital structure, dividends and transactions with affiliates that previously applied to us. These events could have an adverse effect on us prevent us from operating out business in the manner in which we currently operate and would prohibit certain transactions and relationships that we have developed.

If it were established that we were again an investment company and did not register as an investment company when required to do so, there would be a risk, among other material adverse consequences, that we could become subject to monetary penalties or injunctive relief, or both, in an action brought by the SEC, that we would be unable to enforce contracts with third parties or that third parties could seek to obtain rescission of transactions with us undertaken during the period it was established that we were an unregistered investment company.

We may structure transactions in a less advantageous manner to avoid becoming subject to the 1940 Act.

In order not to become an investment company required to register under the 1940 Act, we monitor the value of our investments and structure transactions with an eye toward the 1940 Act. As a result, we may structure transactions in a less advantageous manner than if we did not have 1940 Act concerns, or we may avoid otherwise economically desirable transactions due to those concern.

Risks Related to the Healthcare Industry

Changes to the U.S. healthcare environment may not be favorable to us and could adversely affect our healthcare subsidiaries.

Companies in operating in the healthcare sector face unique risks, including, among others, governmental regulation, changes in government subsidy and reimbursement levels, the governmental approval process, rapid obsolescence of products and services and patent expirations. In addition, the U.S. healthcare industry has undergone significant changes designed to increase access to medical care, improve safety and patient outcomes, contain costs and increase efficiencies. These changes include a general decline in Medicare and Medicaid reimbursement levels, efforts by healthcare insurance companies to limit or reduce payments to pharmacies and providers, the basis for payments beginning to transition from a fee-for-service model to value-based payments and risk-sharing models, and the industry shifting away from traditional healthcare venues like hospitals and into clinics, physician offices and patients’ homes.

We expect the U.S. healthcare industry to continue to change significantly in the future. Possible changes include further reduction or limitations on governmental funding at the state or federal level, efforts by healthcare insurance companies to further limit payments for products and services or changes in legislation or regulations governing prescription pharmaceutical pricing, healthcare services or mandated benefits. These possible changes, and the uncertainty surrounding these possible changes, may adversely affect our healthcare subsidiaries, which could in turn affect our financial results and ability to make distributions to shareholders.

Product development efforts by our healthcare subsidiaries may not be successful.

Product development efforts by health sciences companies may not result in commercial products for many reasons, including, but not limited to, failure to achieve acceptable clinical trial results, limited effectiveness in treating the specified condition or illness, harmful side effects, failure to obtain regulatory approval, and high manufacturing costs. Even after a product is commercially released, governmental agencies may require additional clinical trials or change the labeling requirements for products if additional product side effects are identified.

To the extent that our healthcare subsidiaries are involved in product development, such companies may be exposed to potential product liability risks that are inherent in the testing, manufacturing, marketing and sale of pharmaceuticals, medical devices or other products. A product liability claim may have a material adverse effect on the business and financial condition of our healthcare subsidiaries or the Company.

Healthcare subsidiaries engaged in the biotechnology sector are subject to unique risks.

The success of biotechnology companies is highly dependent on the development, procurement and/or marketing of drugs. The values of biotechnology companies are also dependent on the development, protection and exploitation of intellectual property rights and other proprietary information, and the profitability of biotechnology companies may be significantly affected by such things as the expiration of patents or the loss of, or the inability to enforce, intellectual property rights.

The research and other costs associated with developing or procuring new drugs, products or technologies and the related intellectual property rights can be significant, and the results of such research and expenditures are unpredictable. There can be no assurance that those efforts or costs will result in the development of a profitable drug, product or technology. Moreover, the process for obtaining regulatory approval by the FDA or other governmental regulatory authorities is long and costly and there can be no assurance that the necessary approvals will be obtained or maintained.

Biotechnology companies are also subject to rapid and significant technological change and competitive forces that may make drugs, products or technologies obsolete or make it difficult to raise prices and, in fact, may result in price discounting. Biotechnology companies may also be subject to expenses and losses from extensive litigation based on intellectual property, product liability and similar claims. Failure of biotechnology companies to comply with applicable laws and regulations can result in the imposition of civil and/or criminal fines, penalties and, in some instances, exclusion of participation in government sponsored programs such as Medicare and Medicaid.

Biotechnology companies may be adversely affected by government regulation and changes in reimbursement rates. Healthcare providers, principally hospitals, that transact with biotechnology companies, often rely on third party payors, such as Medicare, Medicaid, private health insurance plans and health maintenance organizations to reimburse all or a portion of the cost of healthcare related products or services.

Biotechnology companies will continue to be affected by the efforts of governments and third-party payors to contain or reduce health care costs. For example, certain foreign markets control pricing or profitability of biotechnology products and technologies. In the United States, there has been, and there will likely continue to be, a number of federal and state proposals to implement similar controls. The occurrence of any of these or similar events may have a material adverse effect on the business and financial condition of our healthcare subsidiaries or the Company.

Risks Related to the Real Estate Industry

The COVID-19 pandemic poses special risks for companies in the real estate sector.

The COVID-19 pandemic and governmental responses thereto have severely negatively affected the real estate industry in general. The imposition of “shelter-in-place” orders for certain businesses have led to a dramatic reduction in demand for office and retail space. As many businesses have been required to operate through remote working programs, their current need for office space has been significantly reduced. Other businesses, including restaurants, entertainment venues and retail businesses, have been prohibited from keeping their doors open to customers and required to limit services to takeout, delivery and e-commerce. Such prohibitions have limited demand for retail space. Although a majority of states have announced plans to permit a phased re-opening of businesses in certain sectors, and we expect that social distancing requirements may require such businesses to use more space in the near term to perform existing functions, public health concerns about large gatherings and use of public spaces and the impact of working remotely and on-line purchasing may lead to a reduction in corporate and retail space requirements in the long term, resulting in reduced construction and higher vacancy rates, as well as bankruptcies and insolvencies of our clients and counterparties, higher foreclosure rates and declines in real estate values and transaction volumes.

Further, we and our real estate subsidiaries may be limited in our ability to access capital and, as a result, we would have limited capital to make additional acquisitions or fund improvements. The long-term impact of the COVID-19 pandemic and its aftermath on financial markets is uncertain. To the extent that impact is sustained for an extended period, we expect that we and our real estate subsidiaries will be further challenged in accessing capital. As a result, our ability to grow our business and real estate portfolio may be limited for an indefinite period.

Unfavorable market and economic conditions in the United States and globally and in the specific markets or submarkets where our real estate subsidiaries’ properties are located could adversely affect occupancy levels, rental rates, rent collections, operating expenses and the overall market value of their assets, and impair their ability to sell, recapitalize or refinance their assets.

Unfavorable market conditions in the areas in which our real estate subsidiaries operate and unfavorable economic conditions in the United States and globally may significantly affect occupancy levels, rental rates, rent collections, operating expenses, the market value of properties and our real estate subsidiaries’ ability to strategically acquire, dispose, recapitalize or refinance properties on economically favorable terms or at all. Our real estate subsidiaries’ ability to lease properties at favorable rates is adversely affected by increases in supply of and is dependent upon overall economic conditions, which are adversely affected by, among other things, job losses and unemployment levels, a recession, personal debt levels, a downturn in the housing market, stock market volatility and uncertainty about the future. Major expenses, including debt service and real estate taxes, generally do not decline when related rents decline. We expect that any declines in occupancy levels, rental revenues and/or the values of properties owned by our real estate subsidiaries would result in a reduction in cash available to pay indebtedness, fund necessary capital expenditures and make distributions, which could negatively affect our financial condition and the market value of such assets. Factors that may affect our occupancy levels, revenues, NOI and/or the value of properties include the following, among others:

•	downturns in global, national, regional and local economic conditions;

•	declines in the financial condition of our residents, which may make it more difficult for us to collect rents from these residents;

•	the inability or unwillingness of our residents to pay rent increases;

•	a decline in household formation;

•	a decline in employment or lack of employment growth;

•	an oversupply of, or a reduced demand for, apartment homes;

•	changes in market rental rates in our core markets;

•	our ability to renew leases or re-lease space on favorable terms;

•	the timing and costs associated with property improvements, repairs and renovations;

•	declines in mortgage interest rates, making home and condominium ownership more affordable;

•	changes in home loan lending practices, including the easing of credit underwriting standards, increasing the availability of home loans and thereby reducing demand for apartment homes;

•	government or builder incentives which enable first-time homebuyers to put little or no money down, making alternative housing options more attractive;

•	rent control or rent stabilization laws, or other laws regulating housing, that could prevent us from raising rents to offset increases in operating costs; and

•

economic conditions that could cause an increase in our operating expenses, such as increases in property taxes (particularly as a result of increased local, state and national government budget deficits and debt and potentially reduced federal aid to state and local governments), utilities, insurance, compensation of on-site associates and routine maintenance.

Our real estate subsidiaries are subject to risks inherent in ownership of real estate.

Real estate cash flows and values are affected by a number of factors, including competition from other available properties and the ability to provide adequate property maintenance and insurance and to control operating costs. Real estate cash flows and values are also affected by such factors as government regulations (including zoning, usage and tax laws) limitations on rent and rent increases, interest rate levels, the availability of financing, property tax rates, utility expenses, potential liability under environmental and other laws and changes in environmental and other laws.

Our real estate subsidiaries are exposed to risks associated with real estate development and redevelopment, such as unanticipated expenses, delays and other contingencies, any of which could have a material adverse effect on us.

Real estate development and redevelopment activities are a critical element of our business strategy, and we, through our real estate subsidiaries, expect to engage in such activities with respect to existing properties and properties that we or our subsidiaries may acquire in the future. Risks involved in real estate development and redevelopment activities include, but are not limited to:

•	construction or redevelopment costs of a project may exceed original estimates, possibly making the project less profitable than originally estimated, or unprofitable;

•

time required to complete the construction or redevelopment of a project or to lease-up the completed project may be greater than originally anticipated, thereby adversely affecting our cash flow and liquidity;

•	contractor, subcontractor and supplier disputes, strikes, labor disputes, weather conditions or supply disruptions;

•	failure to achieve expected occupancy and/or rent levels within the projected time frame, if at all;

•	delays with respect to obtaining, or the inability to obtain, necessary zoning, occupancy, land use and other governmental permits, and changes in zoning and land use laws;

•	occupancy rates and rents of a completed project may not be sufficient to make the project profitable;

•	incurrence of design, permitting and other development costs for opportunities that may ultimately be abandoned;

•	the ability of prospective real estate venture partners or buyers of properties to obtain financing; and

•	the availability and pricing of financing to fund development activities on favorable terms or at all.

Furthermore, the development assets in new markets or asset classes where we and our real estate subsidiaries do not have the same level of market knowledge or experience as with current markets and asset classes, may result in weaker than anticipated performance. These risks could result in substantial unanticipated delays or expenses and, under certain circumstances, could prevent the initiation or the completion of development or redevelopment activities, any of which could have a material adverse effect on us.

We may fail to consummate future property acquisitions, and we may not be able to find suitable alternative investment opportunities.

When acquiring properties in the future, we may be subject to various closing conditions, and there can be no assurance that we can satisfy these conditions or that the acquisitions will close. If we fail to consummate future acquisitions, there can be no assurance that we will be able to find suitable alternative investment opportunities.

Acquisitions may not yield anticipated results, which could negatively affect our financial condition and results of operations.

We and our real estate subsidiaries intend to actively acquire properties for rental operations as market conditions, including access to the debt and equity markets, dictate. We and our real estate subsidiaries may also acquire properties that are unoccupied or in the early stages of lease-up. However, there can be no assurance that we or our real estate subsidiaries will be able to lease-up these properties on schedule, resulting in decreases in expected rental revenues and/or lower yields as the result of lower occupancy and rental rates as well as higher than expected concessions. In addition, we or our real estate subsidiaries may underestimate the costs necessary to bring an acquired property up to standards established for its intended market position or to complete a development project. We and our real estate subsidiaries may also be unable to integrate the existing operations of newly acquired properties and over time such communities may not perform as well as existing communities or as we initially anticipated in terms of occupancy and/or rental rates. Additionally, we expect that other major real estate investors with significant capital will compete with us for attractive investment opportunities or may also develop properties in markets where we focus our development efforts. This competition may increase acquisition costs for properties and limit opportunities to make suitable property acquisitions on favorable terms in the future.

Risks Related to the Financial Services Industry

Financial services companies are particularly vulnerable to certain factors. and are subject to extensive governmental regulation and intervention.

Different areas of the overall financial services industry tend to be highly correlated and particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, the rate of corporate and consumer debt defaults, price competition, and regulatory developments. Financial services companies may also be hurt when interest rates rise sharply, although not all companies are affected equally, and may also be vulnerable to rapidly rising inflation.

Financial services companies are subject to extensive governmental regulation and intervention.

Financial services companies can be subject to extensive governmental regulation and intervention, and the potential for additional regulation could reduce profit margins and adversely affect the scope of their activities, increase the amount of capital they must maintain, and limit the amounts and types of loans and other financial commitments they can make. Ongoing legislative and regulatory actions may significantly affect the liquidity or financial condition of our financial services subsidiaries, which could have a material adverse effect on our operations.

Our financial services subsidiaries operating in the banking industry are subject to unique risks.

The banking industry can be significantly affected by legislation, regulation, competition, changing economic conditions, changing interest rates, and instability in the financial markets in general. Credit losses resulting from financial difficulties of borrowers can have a significant negative impact. Changes in legislation in past years have increased competition in the industry.

Our financial services subsidiaries operating in the brokerage and investment advisory industry are subject to unique risks.

The brokerage and investment management industry can be significantly affected by changes in regulations, brokerage commission structure, and a competitive environment combined with the high operating leverage inherent in companies in this industry. The performance of companies in this industry can be closely tied to the stock and bond markets and can suffer during market declines. Revenues can depend on overall market activity.

Our financial services subsidiaries operating in the insurance industry are subject to unique risks.

The insurance industry can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Property and casualty insurance profits can be affected by weather catastrophes and other natural disasters. Life and health insurance profits can be affected by mortality and morbidity rates. Insurance companies can be adversely affected by inadequacy of cash reserves, the inability to collect from reinsurance carriers, liability for the coverage of environmental clean-up costs from past years, and as yet unanticipated liabilities. Also, insurance companies are subject to extensive government regulation, including the imposition of maximum rate levels, and can be adversely affected by proposed or potential tax law changes

Risks Related to our Capital Structure

We may not be able to make or sustain distributions to our shareholders at any time in the future.

Our ability to make or sustain distributions to our shareholders will be adversely affected if any of the risks described in this proxy occurs. Further, our making of distributions may be subject to restrictions in future debt obligations we may incur.

The timing and amount of any distributions will be determined at the discretion of our Board and will depend on various factors that our Board deems relevant, including our financial condition, our results of operations, our liquidity, our capital requirements, our earnings, restrictive covenants in our financial or other contractual arrangements and general economic conditions in the United States.

We cannot assure that we will be able to make or sustain distributions to our shareholders at any time in the future, that the level of any distributions we do make to our shareholders will achieve a market yield relative to the value of our common shares, or that we will be able to increase or even maintain our distribution level over time.

We may use future debt leverage to pay distributions to our shareholders.

If our earnings are at any time insufficient to fund distributions to our shareholders at the level which may in the future be established by our Board, we may pay distributions to our shareholders with the proceeds of borrowings or other leverage or from sales of our assets. The use of borrowings or sale proceeds for distributions may dilute our shareholders’ ownership interests in us. In addition, funding distributions to our shareholders from our future borrowings or asset sales may constitute a return of capital to our investors, which would have the effect of reducing our shareholders’ bases in our common shares.

We may sell our common shares at a price below net asset value without shareholder approval.

Section 23(b) of the 1940 Act generally prohibits closed-end investment companies from selling their common shares at a price below current NAV. After issuance of the Deregistration Order, we may offer our common shares at below net asset value without shareholder approval.

Changes in market conditions could adversely affect the value of our securities.

As with other publicly traded equity securities, the value of our common shares, the Series A Preferred Shares and any other securities we may issue depends on various market conditions that are subject to change from time to time, including:

•	the extent of investor interest in our securities;

•

the attractiveness of our equity securities in comparison to other equity securities, including securities issued by other companies operating in similar industries or by other issuers less sensitive to rises in interest rates;

•	our underlying asset value;

•	investor confidence in the stock and bond markets, generally;

•	market interest rates;

•	national economic conditions;

•	changes in tax laws;

•	changes in our credit ratings; and

•	general market conditions.

We believe that one of the factors that investors consider important in deciding whether to buy or sell equity securities is the distribution rate, considered as a percentage of the price of the equity securities, relative to market interest rates. Interest rates have been at historically low levels for an extended period of time. There is a general market perception that equity securities outperform in low interest rate environments and underperform in rising interest rate environments when compared to the broader market. If the U.S. Federal Reserve increases interest rates, or if there is a market expectation of such increases, prospective purchasers of equity securities may want to achieve a higher distribution rate. Thus, higher market interest rates, or the expectation of higher interest rates, could cause the value of our securities to decline.

Investing in our common shares involves a high degree of risk.

Our business strategy may involve a higher amount of risk as compared to alternative investment options. An investment in our securities may not be suitable for someone with low risk tolerance.

Further issuances of equity securities may be dilutive to current shareholders.

The interests of our existing shareholders could be diluted if we issue additional equity securities to finance future acquisitions or to repay indebtedness. Our ability to execute our business strategy depends on our access to an appropriate blend of debt financing, which may include secured and unsecured debt, and equity financing, which may include common and preferred shares.

Our future offerings of debt or equity securities that rank senior to our common shares may adversely affect our shareholders.

If we decide in the future to issue debt or equity securities that rank senior to our common shares, it is likely that they will be governed by an indenture or other instrument containing covenants restricting our operating flexibility. Also, any convertible or exchangeable securities that we issue in the future may have rights, preferences and privileges more favorable than those of our common shares and may result in dilution to our shareholders. We and, indirectly, our shareholders, will bear the cost of issuing and servicing such securities. Because our decision to issue debt or equity securities in any future offering will depend on market conditions and other factors beyond our control, we cannot predict or even estimate the amount, timing or nature of our future capital offerings. Thus our shareholders will bear the risk of our future offerings reducing the market price of our common shares and diluting the value of their common shares

Investing in our Series A Preferred Shares involves certain risks.

Primary risks associated with an investment in the Series A Preferred Shares include:

Market Price Risk. The market price for the Series A Preferred Shares will be influenced by changes in interest rates, the perceived credit quality of the Series A Preferred Shares and other factors, and may be higher or lower than the liquidation preference of the Series A Preferred Shares.

Redemption Risk. The Company may at any time redeem Series A Preferred Shares to the extent necessary to meet asset coverage requirements contained in the Statement of Preferences for the Series A Preferred Shares. For example, if the value of the Company’s assets declines, thereby reducing the asset coverage for the Series A Preferred Shares, the Company may be obligated under the terms of the Series A Preferred Shares to redeem some or all of the Series A Preferred Shares. Investors may not be able to reinvest the proceeds of any redemption in an investment providing the same or a higher dividend rate than that of the Series A Preferred Shares. Unforeseen events could result in the Company having insufficient assets to redeem all of the Series A Preferred Shares for the full redemption price.

Subordination Risk. The Series A Preferred Shares are not a debt obligation of the Company. The Series A Preferred Shares are junior in respect of distributions and liquidation preference to any indebtedness incurred by the Company, and will have the same priority with respect to payment of dividends and distributions and liquidation preference as any other preferred shares that the Company may issue. The Series A Preferred Shares are subject to greater credit risk than any of the Company’s debt instruments, which would be of higher priority in the Company’s capital structure.

Distribution Risk. The Company may not earn sufficient revenue from its businesses to make distributions on the Series A Preferred Shares, in which case the distributions on the Series A Preferred Shares would be considered a return of capital. Additionally, if the Company were to issue notes, the Company’s failure to meet certain asset coverage requirements with respect to such notes would prohibit the Company from making distributions on the Series A Preferred Shares; any bank borrowings the Company may enter into in the future could contain similarly restrictive terms.

Interest Rate Risk. The Series A Preferred Shares pay dividends at a fixed rate. Prices of fixed income investments tend to vary inversely with changes in market yields. The market yields on securities comparable to the Series A Preferred Shares may increase, which would likely result in a decline in the value of the Series A Preferred Shares. Additionally, if interest rates rise, securities comparable to the Series A Preferred Shares may pay higher dividend rates and holders of the Series A Preferred Shares may not be able to sell the Series A Preferred Shares at their liquidation preference and reinvest the proceeds at market rates. The Company may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Credit Rating Risk. The Series A Preferred Shares are currently rated A1 by Moody’s. The credit rating of the Series A Preferred Shares could be reduced or withdrawn while an investor holds Series A Preferred Shares. A reduction or withdrawal of the credit rating would likely have an adverse effect on the market value and liquidity of the Series A Preferred Shares. In addition, a credit rating does not eliminate or mitigate the risks of investing in the Series A Preferred Shares.

Risks Related to Our Relationship with Highland Capital Management Fund Advisors, L.P. and its Affiliates

Substantial conflicts of interest may arise from our current and historical relationships with Highland Capital Management Fund Advisors, L.P. and its affiliates.

Highland Capital Management Fund Advisors, L.P. (“HCMFA”) currently serves as our investment adviser while Company remains a registered investment company under the 1940 Act, and will serve as our external business manager once the Business Change Proposal is implemented. We have relationships and historical and ongoing transactions with HCMFA, its affiliates and its employees. For example, Jim Dondero, who will serve as our President, and Joseph Sowin, who will be our Co-Chief Executive Officer, are both employees of HCMFA and Mr. Dondero owns approximately 62.30% of the economic interests and 75% of the voting interests of HCMFA. In addition, Frank Waterhouse, our future Chief Financial Officer, and J.P. Sevilla, our prospective Co-Chief Executive Officer, are both employees of Skyview Group (“Skyview”). Skyview provides administrative and operational support services to the Company through a Services Agreement and Skyview personnel, including Messrs. Waterhouse and Sevilla, are compensated by Skyview. Additionally, we anticipate that we may engage the services and personnel of HCMFA and/or its affiliates on a transaction-by-transaction basis in order to assist us in identifying, evaluating and consummating acquisition opportunities. We expect to pay fees for such services and personnel pursuant to a shared services agreement, consultancy agreement or other similar arrangement.

Although the day-to-day management of the Company will be the responsibility of HCMFA and the management team, we anticipate that we will engage the affiliates of HCMFA and/or their personnel, from time to time, in order to identify, evaluate and negotiate potential acquisition opportunities.

HCMFA and/or its general partner, limited partners, officers, affiliates and employees, including members of our management team, provide investment advice to other parties and manage other accounts and private investment vehicles that may compete for acquisition opportunities with us. For the purposes of this section, the term “Highland” shall include the HCMFA and its affiliated investment advisors.

Highland and the entities to which it provides management services are generally not prohibited from competing with us and they may sponsor or manage funds or other entities that have an investment or business strategy similar to ours. In addition, members of our management team are under no obligation to provide the Company with information regarding investment or acquisition opportunities sourced for other clients and in certain cases, may even be prohibited from doing so due to fiduciary obligations and concerns over the use of material non-public information. As a result, conflicts of interests may arise for members of our management team that are also employees of Highland or Skyview, as these persons may have duties to other entities or funds, the fulfillment of which might not be in the best interest of the Company. In order to enable such persons to fulfill their fiduciary duties to each of the clients for which they have responsibility, Highland and Skyview have in place policies and procedures designed to manage potential conflicts of interest, including the conflicts presented by the dual employment arrangements our management team have with us and Highland or Skyview. Accordingly, it is possible that we may lose investment opportunities to, and may compete for investment opportunities with, clients of Highland.

We may be subject to litigation risk based on our HCMFA’s historical affiliations.

HCMFA has historically been affiliated through common control with Highland Capital Management, L.P. (“HCMLP”). On January 9, 2020, James Dondero resigned as the sole director of HCMLP’s general partner and on October 9, 2020, Mr. Dondero resigned as an employee of HCMLP and as portfolio manager for all HCMLP-advised funds. As a result of these changes, HCMFA is no longer under common control or otherwise affiliated with HCMLP. Mr. Dondero continues to be a portfolio manager for HCMFA and the Company.

HCMLP filed for Chapter 11 bankruptcy protection on October 16, 2019. Since filing for bankruptcy, HCMLP and its representatives have filed a number of lawsuits, including against Mr. Dondero, HCMFA and the Company. As of the date hereof, the actions filed by HCMLP against HCMFA and the Company would not prevent the Company from effecting the Proposals if they are approved by shareholders. However, it is possible that future lawsuits could impede or delay full implementation of the Proposals or that the Company could be otherwise adversely affected if it were to be implicated, either as a party or even without being a party, in any ongoing or future legal proceeding related to or arising out of the historical relationships between HCMLP, Mr. Dondero, HCMFA, and their related entities and representatives.

Conflicts of interest as a result of our management structure and relationships may provoke dissident shareholder activities that result in significant costs.

Companies with business dealings with related persons and entities may more often be the target of dissident trustee nominations, dissident shareholder proposals and shareholder litigation alleging conflicts of interest in their business dealings. Our current and historical relationships with HCMFA and its affiliates, including HCMLP, may precipitate such activities. These activities, if instituted against us, could result in substantial costs and a diversion of our management’s attention, even if such actions are without merit.

APPENDIX C: Amended and Restated Declaration of Trust

HIGHLAND INCOME FUND

FOURTH AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST

THIS FOURTH AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST made on this [ ] day of August, 2021 by the Trustees hereunder, amending and restating the Third Amended and Restated Agreement and Declaration of Trust made on the 26th of July, 2019:

WHEREAS, pursuant to Section 8 of Article IX of the Third Amended and Restated Agreement and Declaration of Trust, the Trustees of the Trust have determined to amend and restate the Trust’s Third Amended and Restated Agreement and Declaration of Trust;

NOW, THEREFORE, the Trustees hereunder direct that this Fourth Amended and Restated Agreement and Declaration of Trust be filed with the Secretary of the Commonwealth of Massachusetts and that this Declaration of Trust shall take effect as of the date of filing.

WITNESSETH that:

WHEREAS, this Trust was formed to carry on the business of an investment company; and

WHEREAS, this Trust has determined to cease its previous operations as an investment company and to carry on the business of an operating company;

WHEREAS, the Trustees have agreed to manage all property coming into their hands as trustees of a Massachusetts voluntary association with transferable shares in accordance with the provisions hereinafter set forth;

NOW, THEREFORE, the Trustees hereby declare that they will hold all cash, securities and other assets, which they may from time to time acquire in any manner as Trustees hereunder, IN TRUST to manage and dispose of the same upon the following terms and conditions for the benefit of the holders from time to time of Shares in this Trust as hereinafter set forth.

ARTICLE I

Name and Definitions

Section 1. Name. This Trust shall be known as “Highland Income Fund” (formerly, Highland Floating Rate Opportunities Fund) and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine.

Section 2. Definitions. Whenever used herein, unless otherwise required by the context or specifically provided:

(a) The “Trust” refers to the Massachusetts business trust established by this Agreement and Declaration of Trust, as amended or restated from time to time;

(b) “Trustees” refers to the persons signatory hereto, so long as they continue in office in accordance with the terms of this Declaration of Trust, and all other persons who may from time to time be duly elected or appointed in accordance with Article IV hereof;

(c) “Shares” means the equal proportionate transferable units of interest into which the beneficial interest in the Trust shall be divided from time to time or, if more than one series or class of Shares is authorized by the Trustees, the equal proportionate transferable units into which each series or class of Shares shall be divided from time to time;

(d) “Shareholder” means a record owner of Shares;

(e) The “1940 Act” refers to the Investment Company Act of 1940 and the Rules and Regulations thereunder, all as amended from time to time;

(f) “Declaration of Trust” or “Declaration” shall mean this Agreement and Declaration of Trust, as amended or restated from time to time;

(g) “Bylaws” shall mean the Bylaws of the Trust, as amended or restated from time to time;

(h) The term “series” or “series of Shares” refers to the one or more separate investment portfolios of the Trust into which the assets and liabilities of the Trust may be divided and the Shares of the Trust representing the beneficial interest of Shareholders in such respective portfolios; and

(i) The term “class” or “class of Shares” refers to the division of Shares representing any series into two or more classes as provided in Article III, Section 1 hereof.

ARTICLE II

Purpose of Trust

The purpose of the Trust is to engage in any lawful business.

ARTICLE III

Shares

Section 1. Division of Beneficial Interest. The number of Shares authorized shall be unlimited. The Shares of the Trust shall be issued in one or more series as the Trustees may, from time to time and without shareholder approval, authorize. Each series shall be preferred over all other series in respect of the assets allocated to that series and shall represent a separate investment portfolio of the Trust. The beneficial interest in each series shall at all times be divided into Shares, without par value unless otherwise determined by the Trustees, each of which shall, except as provided in the following sentence, represent an equal proportionate interest in the series with each other Share of the same series, none having priority or preference over another. The Trustees may, from time to time and without Shareholder approval, divide the Shares of any series into two or more classes, Shares of each such class having such preferences and special or relative rights and privileges (including conversion rights, if any) as the Trustees may determine and as shall be set forth in this Declaration of Trust or in the Bylaws. The Trustees may, without Shareholder approval, from time to time divide or combine the Shares of any series or class into a greater or lesser number without thereby changing the proportionate beneficial interest in the series or class. The Trustees may also, without shareholder approval, from time to time combine the Shares or two or more classes of any series into a single class, or combine the shares of two or more series into a single series.

Section 2. Ownership of Shares. The ownership of Shares shall be recorded on the books of the Trust or a transfer or similar agent for the Trust, which books shall be maintained separately for the Shares of each Series or class. No certificates certifying the ownership of Shares shall be issued except as the Trustees may otherwise determine from time to time. The Trustees may make such rules as they consider appropriate for the issuance of Share certificates, the retirement of Share certificates, the transfer of Shares and similar matters. The record books of the Trust as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to who are the Shareholders of each Series and class and as to the number of Shares of each Series and class held from time to time by each Shareholder.

Section 3. Investments in the Trust. The Trustees shall accept investments in the Trust from such persons and on such terms and for such consideration as they or the Bylaws from time to time authorize, and may, at any time and from time to time, charge fees for effective purchases of Shares at such rates as the Trustees may establish; provided, however, that, for so long as the Trust shall remain registered as an investment company under the 1940 Act, any such fees may only be charged as and to the extent permitted under the 1940 Act and any rules, regulations or exemptive relief thereunder.

Section 4. No Preemptive Rights. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust.

Section 5. Status of Shares and Limitation of Personal Liability. Shares shall be deemed to be personal property giving only the rights provided in this Declaration of Trust or the Bylaws. Every Shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to the terms of this Declaration of Trust and the Bylaws and to have become a party thereto. The death of a Shareholder during the continuance of the Trust shall not operate to terminate the same nor entitle the representative of any deceased Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but entitles such representative only to the rights of said deceased Shareholder under this Trust. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders partners. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust, shall have any power to bind personally any Shareholder, nor except as specifically provided herein to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay.

Section 6. Derivative and Direct Claims of a Shareholder. As used herein, a “direct” Shareholder claim shall refer to (i) a claim based upon alleged violations of a Shareholder’s individual rights independent of any harm to the Trust, including a Shareholder’s voting rights, rights to receive a dividend payment as may be declared from time to time, rights to inspect books and records, or other similar rights personal to the Shareholder and independent of any harm to the Trust; and (ii) a claim for which a direct Shareholder action is expressly provided under the U.S. federal securities laws. Any other claim asserted by a Shareholder, including without limitation any claims purporting to be brought on behalf of the Trust or involving any alleged harm to the Trust, shall be considered a “derivative” claim as used herein.

(a) Derivative Claims. No Shareholder shall have the right to bring or maintain any court action, claim or other proceeding asserting a derivative claim or any claim asserted on behalf or for the benefit of the Trust or involving any alleged harm to the Trust without first making demand on the Trustees requesting the Trustees to bring or maintain such action, proceeding or claim. Such demand shall not be excused under any circumstances, including claims of alleged interest on the part of the Trustees, unless the Shareholder makes a specific showing that irreparable nonmonetary injury to the Trust would otherwise result. Such demand shall be mailed to the Secretary of the Trust at the Trust’s principal office and shall set forth with particularity the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the Shareholder to support the allegations made in the demand. The Trustees shall consider such demand within 90 days of its receipt by the Trust. In their sole discretion, the Trustees may submit the matter to a vote of Shareholders of the Trust or any series or class of Shares, as appropriate. Any decision by the Trustees to bring, maintain or settle (or not to bring, maintain or settle) such court action, proceeding or claim, or to submit the matter to a vote of Shareholders, shall be binding upon the Shareholders, and no suit, proceeding or other action shall be commenced or maintained after a decision to reject a demand. Any Trustee acting in connection with any demand or any proceeding relating to a claim on behalf or for the benefit of the Trust who is not independent, as defined in the rules of the New York Stock Exchange, shall be deemed to be independent and disinterested with respect to such demand, proceeding or claim.

(b) Direct Claims. No Shareholder shall have the right to bring or maintain a court action or other proceeding asserting a direct claim against the Trust, the Trustees or any officers or employees of the Trust predicated upon an express or implied right of action under this Declaration of Trust or U.S. federal securities laws (excepting direct shareholder actions expressly provided by U.S. federal securities laws), unless the Shareholder has obtained authorization from the Trustees to bring the action. The requirement of authorization shall not be excused under any circumstances, including claims of alleged interest on the part of the Trustees. A request for authorization shall be mailed to the Secretary of the Trust at the Trust’s principal office and shall set forth with particularity the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the Shareholder to support the allegations made in the request. The Trustees shall consider such request within 90 days after its receipt by the Trust. In their sole discretion, the Trustees may submit the matter to a vote of Shareholders of the Trust or of any series or class of Shares, as appropriate. Any decision by the Trustees to settle or to authorize (or not to settle or to authorize) such court action, proceeding or claim, or to submit the matter to a vote of Shareholders, shall be binding upon the Shareholder seeking authorization.

Section 7. Forum for Adjudication of Disputes. Unless the Trust consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any action or proceeding brought on behalf of the Trust or the Shareholders, (ii) any action asserting a claim of breach of a fiduciary duty owed by any Trustee, officer or employee of the Trust to the Trust or the Trust’s Shareholders, (iii) any action asserting a claim arising pursuant to any provision of Massachusetts law or this Declaration of Trust or the Bylaws, (iv) any action to interpret, apply, enforce or determine the validity of this Declaration of Trust or the Bylaws or any agreement contemplated by any provision of the Investment Company Act of 1940, this Declaration of Trust or the By-Laws, or (v) any action asserting a claim governed by the internal affairs doctrine (each, a “Covered Action”) shall be within the federal or state courts in the Commonwealth of Massachusetts. Any person purchasing or otherwise acquiring or holding any interest in shares of beneficial interest of the Trust shall be (i) deemed to have notice of and consented to the provisions of this Section 7, and (ii) deemed to have waived any argument relating to the inconvenience of the forum referenced above in connection with any action or proceeding described in this Section 7.

If any Covered Action is filed in a court other than in a federal or state court sitting within the Commonwealth of Massachusetts (a “Foreign Action”) in the name of any Shareholder, such Shareholder shall be deemed to have consented to (i) the personal jurisdiction of the Commonwealth of Massachusetts in connection with any action brought in any such courts to enforce the first paragraph of this Section 7 (an “Enforcement Action”) and (ii) having service of process made upon such Shareholder in any such Enforcement Action by service upon such Shareholder’s counsel in the Foreign Action as agent for such Shareholder. Furthermore, except to the extent prohibited by any provision of the Declaration of Trust or Massachusetts law applicable to the Trust as a Massachusetts business trust, if any Shareholder shall initiate or assert a Foreign Action without the written consent of the Trust, then each such Shareholder shall be obligated jointly and severally to reimburse the Trust and any officer or Trustee of the Trust made a party to such proceeding for all fees, costs and expenses of every kind and description (including, but not limited to, all reasonable attorneys’ fees and other litigation expenses) that the parties may incur in connection with any successful motion to dismiss, stay or transfer such Foreign Action based upon non-compliance with this Section 7.

If any provision or provisions of this Section 7 shall be held to be invalid, illegal or unenforceable as applied to any person or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provision(s) in any other circumstance and of the remaining provisions of this Section 7 (including, without limitation, each portion of any sentence of this Section 7 containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons and circumstances shall not in any way be affected or impaired thereby.

Section 8. Power of Trustees to Change Provisions Relating to Shares. Notwithstanding any other provisions of this Declaration of Trust or the Bylaws and without limiting the powers of the Trustees as provided herein, the Trustees shall have the power to amend this Declaration of Trust, at any time and from time to time, in such manner as the Trustees may determine in their sole discretion, without the need for Shareholder action, to add to, delete, replace or otherwise modify any provisions relating to the Shares contained in this Declaration of Trust or the Bylaws for the purpose of (i) responding to or complying with any regulations, orders, rulings or interpretations of any governmental agency or any laws, now or hereafter applicable to the Trust, or (ii) designating and establishing series or classes; provided that before adopting any such amendment without Shareholder approval the Trustees shall have determined that such change is consistent with the fair and equitable treatment of all Shareholders.

The establishment and designation of any Series of Shares in addition to the Series established and designated herein shall be effective upon either the execution by a majority of the Trustees of an amendment to this Declaration of Trust, taking the form of a complete restatement or otherwise, or the adoption by vote or written consent of a majority of the Trustees of a resolution setting forth such establishment and designation and the relative rights and preferences of such Series, or as otherwise provided in such amendment or resolution. The establishment and designation of any class of Shares shall be effective upon either the execution by a majority of the Trustees of an amendment to this Declaration of Trust or the adoption by vote or written consent of a majority of the Trustees of a resolution setting forth such establishment and designation and the relative rights and preferences of such class and such eligibility requirements for investment therein as the Trustees may determine, or as otherwise provided in such amendment or resolution.

Without limiting the generality of the foregoing, the Trustees may, without the approval of Shareholders:

(a) create one or more series or classes of Shares (in addition to any series or classes already existing or otherwise) with such rights and preferences and such eligibility requirements for investment therein as the Trustees shall determine and reclassify any or all outstanding Shares as shares of particular series or classes in accordance with such eligibility requirements;

(b) amend any of the provisions set forth in paragraphs (a) through (g) of Section 8 of this Article III;

(c) combine one or more series or classes of Shares into a single series or class on such terms and conditions as the Trustees shall determine or consolidate, merge or transfer assets of the Trust or a Series as set forth in Article IX, Section 5;

(d) change or eliminate any eligibility requirements for investment in Shares of any series or class, including without limitation the power to provide for the issuance of Shares of any series or class in connection with any merger or consolidation of the Trust with another trust or company or any acquisition by the Trust of part or all of the assets of another trust or company;

(e) change the designation of any series or class of Shares;

(f) change the method of allocating dividends among the various series and classes of Shares; and

(g) allocate any specific assets or liabilities of the Trust or any specific items of income or expense of the Trust to one or more series or classes of Shares;

(h) specifically allocate assets to any or all Series of Shares or create one or more additional Series of Shares which are preferred over all other Series of Shares in respect of assets specifically allocated thereto or any dividends paid by the Trust with respect to any net income, however determined, earned from the investment and reinvestment of any assets so allocated or otherwise and provide for any special voting or other rights with respect to such Series or any classes of Shares thereof.

Section 9. Rights and Preferences of Shares. Shares of each series or class established by the Trustees shall have the following rights and preferences, together with such other rights and preferences as are set forth in any resolution of the Trustees establishing and designating such class of Shares:

(a) Other Securities. The Trustees may, subject, for so long as the Trust shall remain registered as an investment company under the 1940 Act, to the fundamental policies of the Trust and the requirements of the 1940 Act, authorize and issue such other securities of the Trust as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the Trustees see fit, including preferred interests, debt securities or other senior securities. To the extent that the Trustees authorize and issue preferred shares of any class or series, they are hereby authorized and empowered to amend or supplement this Declaration as they deem necessary or appropriate, including to comply with the requirements of the 1940 Act, for long as the Trust shall remain registered as an investment company under the 1940 Act, or requirements imposed by the rating agencies or other persons, all without the approval of Shareholders. Any such supplement or amendment shall be filed as necessary. The Trustees are also authorized to take such actions and retain such persons as they see fit to offer and sell such securities.

(b) Rights of Shareholders. The Shares shall be personal property giving only the rights in this Declaration specifically set forth. The ownership of the Trust Property of every description and the right to conduct any business herein before described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust nor can they be called upon to share or assume any losses of the Trust or, subject to the right of the Trustees to charge certain expenses directly to Shareholders, suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights (except as specified by the Trustees when creating the Shares, as in preferred shares).

ARTICLE IV

The Trustees

Section 1. Number and Qualification. The number of Trustees shall be determined by a written instrument signed by a majority of the Trustees then in office, provided that the number of Trustees shall be no less than two. No reduction in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of his term. Trustees need not own Shares and may succeed themselves in office. An individual nominated as a Trustee shall be at least 21 years of age and not older than 80 years of age at the time of nomination, shall not be under legal disability and shall have such other qualifications, satisfy such other requirements and be subject to such other limitations as may be determined from time to time by a majority of the Trustees.

Section 2. Term and Election. The Board of Trustees shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of trustees constituting the entire Board of Trustees. Within the limits above specified, the number of the Trustees in each class shall be determined by resolution of the Board of Trustees. As of the date hereof, the term of office of the Class I Trustee(s) shall expire at the annual meeting of the Trust held in 2022, the term of office of the Class II Trustee(s) shall expire at the annual meeting of the Trust held in 2023 and the term of office of the Class III Trustee(s) shall expire at the annual meeting of the Trust held in 2024. Upon expiration of the term of office of each class as set forth above, the number of Trustees in such class, as determined by the Board of Trustees, shall be elected for a term expiring on the date of the third annual meeting of Shareholders or special meeting in lieu thereof following such expiration to succeed the Trustees whose terms of office expire. The Trustees shall be elected at an annual meeting of the Shareholders or special meeting in lieu thereof called for that purpose by a majority of the Trustees then in office and each Trustee elected shall hold office until his or her successor shall have been elected and shall have qualified; provided that the term of office of a Trustee shall terminate and a vacancy shall occur in the event of the death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of a Trustee.

Section 3. Removal and Resignation. Any of the Trustees may resign their trust (without need for prior or subsequent accounting) by an instrument in writing signed by such Trustee and delivered or mailed to the Trustees or the Secretary of the Trust and such resignation shall be effective upon such delivery, or at a later date according to the terms of the instrument. Any of the Trustees may be removed (provided the aggregate number of Trustees after such removal shall not be less than the minimum number required by Article IV, Section 1 hereof), with or without cause, by the affirmative vote of a majority of the remaining Trustees. Upon the resignation or removal of a Trustee, each such resigning or removed Trustee shall execute and deliver such documents, if any, as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property held in the name of such resigning or removed Trustee. Upon the incapacity or death of any Trustee, such Trustee’s legal representative shall execute and deliver on such Trustee’s behalf such documents, if any, as the remaining Trustees shall require as provided in the preceding sentence.

Section 4. Effect of Death, Resignation, etc. of a Trustee. The death, declination, resignation, retirement, removal or incapacity of the Trustees, or any of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided herein, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by this Declaration.

Section 5. Powers. Subject to the provisions of this Declaration of Trust, the business of the Trust shall be managed by the Trustees, and they shall have all powers necessary or convenient to carry out that responsibility, including the power to engage in securities and other portfolio transactions of all kinds on behalf of the Trust, and to fully manage and operate any business of the Trust or of any entity in which the Trust directly or indirectly owns securities or any other interest. Without limiting the foregoing, the Trustees may adopt Bylaws not in violation of this Declaration of Trust providing for the regulation and management of the affairs of the Trust and may amend and repeal them to the extent that such Bylaws do not reserve that right to the Shareholders; they may fix the number of Trustees, elect Trustees or fill vacancies in the Trustees, including vacancies arising from an increase in the number of Trustees, or remove Trustees with or without cause, and may elect and remove such officers and appoint and terminate such agents as they consider appropriate; they may appoint from their own number, and terminate, any one or more committees consisting of such number of Trustees as the applicable committee charter may provide, which may, when the Trustees are not in session, exercise some or all of the powers and authority of the Trustees to the extent that the Trustees may determine except, for so long as the Trust shall remain registered as an investment company under the 1940 Act, to the extent action by the entire Board of Trustees or particular Trustees is required by the 1940 Act; they may employ one or more custodians of the assets of the Trust and may authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank; they may retain a transfer agent or a Shareholder servicing agent, or both; they may provide for the distribution of Shares by the Trust, through one or more principal underwriters or otherwise, set record dates for the determination of Shareholders with respect to various matters, and in general delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees and to any agent or employee of the Trust or to any such custodian or underwriter except, for so long as the Trust shall remain registered as an investment company under the 1940 Act, to the extent action by the entire Board of Trustees or particular Trustees is required by the 1940 Act.

Without limiting the foregoing, the Trustees shall have power and authority:

(a) To invest and reinvest cash, and to hold cash uninvested;

(b) To sell, exchange, lend, pledge, mortgage, hypothecate, write options on and lease with respect to or otherwise deal in any property rights relating to any or all of the assets of the Trust;

(c) To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver proxies or powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

(d) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities;

(e) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form, or in the name of the Trustees or of the Trust or in the name of a custodian or subcustodian or other depositary or a nominee or nominees or otherwise;

(f) Subject to the provisions of Article III, Section 9, to allocate assets, liabilities, income and expenses of the Trust to a particular series of Shares or to apportion the same among two or more series, provided that any liabilities or expenses incurred by or arising in connection with a particular series of Shares shall be payable solely out of the assets of that series; and to the extent necessary or appropriate to give effect to the preferences and special or relative rights and privileges of any classes of Shares, to allocate assets, liabilities, income and expenses of a series to a particular class of Shares of that series or to apportion the same among two or more classes of Shares of that series;

(g) To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer of any security which is or was held in the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or issuer; and to pay calls or subscriptions with respect to any security held in the Trust;

(h) To join with other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper;

(i) To compromise, arbitrate or otherwise adjust claims in favor of or against the Trust or any matter in controversy, including but not limited to claims for taxes;

(j) To enter into joint ventures, general or limited partnerships and any other combinations or associations;

(k) To borrow funds or other property;

(l) To endorse or guarantee the payment of any notes or other obligations of any person; to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof; and to mortgage and pledge the Trust property or any part thereof to secure any or all of such obligations;

(m) To purchase and pay for entirely out of Trust property such insurance as they may deem necessary or appropriate for the conduct of the business of the Trust, including, without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers or managers, principal underwriters or independent contractors of the Trust individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person as Shareholder, Trustee, officer, employee, agent, investment adviser or manager, principal underwriter or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such person against such liability; and

(n) To pay pensions as deemed appropriate by the Trustees and to adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans, trusts and provisions, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust.

The Trustees shall not in any way be bound or limited by any present or future law or custom in regard to investments by the Trustees. The Trustees shall not be required to obtain any court order to deal with any assets of the Trust or taken any other action hereunder.

Except as otherwise provided herein or from time to time in the Bylaws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of the Trustees (a quorum being present), within or without Massachusetts, including any meeting held by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other at the same time and participation by such means shall constitute presence in person at a meeting, or by written consents of a majority of the Trustees then in office.

Section 6. Payment of Expenses by the Trust. The Trustees are authorized to pay or to cause to be paid out of the assets of the Trust, all expenses, fees, charges, taxes and liabilities incurred or arising in connection with the Trust, or in connection with the management thereof, including, but not limited to, the Trustees’ compensation and such expenses and charges for the services of the Trust’s officers, employees, administrators, investment advisers or managers, principal underwriter, auditor, counsel, custodian, transfer agent, Shareholder servicing agent and such other agents or independent contractors and such other expenses and charges as the Trustees may deem necessary or proper to incur, provided, however, that all expenses, fees, charges, taxes and liabilities incurred by or arising in connection with a particular series of Shares shall be payable solely out of the assets of that series.

Section 7. Payment of Expenses by Shareholders. The Trustees shall have the power, as frequently as they may determine, to cause each Shareholder, or each Shareholder of any particular series or class, to pay directly, in advance or arrears, for charges of the Trust’s custodian or transfer, shareholder servicing or similar agent, an amount fixed from time to time by the Trustees, by setting off such charges due from such Shareholder from declared but unpaid dividends owed such Shareholder and/or by reducing the number of Shares in the account of such Shareholder by that number of full and/or fractional Shares which represents the outstanding amount of such charges due from such Shareholder.

Section 8. Ownership of Assets of the Trust. Title to all of the assets of each series of Shares and of the Trust shall at all times be considered as vested in the Trustees.

Section 9. Advisory, Management and Distribution. Subject to such requirements and restrictions as may be set forth in the Bylaws, the Trustees may, at any time and from time to time, contract for exclusive or nonexclusive advisory and/or management services for the Trust or for any series or class with any corporation, trust, association or other organization (the “Manager”), and any such contract may contain such other terms as the Trustees may determine, including, without limitation, authority for a Manager to determine from time to time without prior consultation with the Trustees what investments shall be purchased, held, sold or exchanged and what portion, if any, of the assets of the Trust shall be held uninvested and to make changes in the Trust’s investments. The Trustees may also, at any time and from time to time, contract with the Manager or any other corporation, trust, association or other organization, appointing it exclusive or nonexclusive distributor or principal underwriter for the Shares, every such contract to comply with such requirements and restrictions as may be set forth in the Bylaws; and any such contract may contain such other terms as the Trustees may determine.

The fact that:

(i) any of the Shareholders, Trustees or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, manager, adviser, principal underwriter, distributor or affiliate or agent of or for any corporation, trust, association or other organization, or of or for any parent or affiliate of any organization, with which an advisory or management contract, or principal underwriter’s or distributor’s contract, or transfer, Shareholder servicing or other agency contract may have been or may hereafter be made, or that any such organization, or any parent or affiliate thereof, is a Shareholder or has an interest in the Trust, or that

(ii) any corporation, trust, association or other organization with which an advisory or management contract or principal underwriter’s or distributor’s contract, or transfer, Shareholder servicing or other agency contract may have been or may hereafter be made also has an advisory or management contract, principal underwriter’s or distributor’s contract or transfer, Shareholder servicing or other agency contract with one or more other corporations, trusts, associations or other organizations, or has other business or interests shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust or its Shareholders.

ARTICLE V

Shareholders’ Voting Powers and Meetings

Section 1. Voting Powers. Subject to the voting powers of one or more classes of Shares as set forth elsewhere in this Declaration of Trust or in the Bylaws, the Shareholders shall have power to vote only (i) with respect to the election of Trustees as provided in Article V, Section 1, (ii) with respect to certain transactions to the extent and as provided for in Article IV, Section 7, (iii) with respect to certain transactions to the extent and as provided for in Article V, Section 10, (iv) with respect to any termination of this Trust to the extent and as provided in Article IX,

Section 4, (v) with respect to any amendment of this Declaration of Trust to the extent and as provided in Article IX, Section 8, and (vi) with respect to such additional matters relating to the Trust as may be required by applicable law, including: this Declaration of Trust, the Bylaws, any registration of the Trust with the Securities and Exchange Commission (or any successor agency) or any state, for so long as the Trust shall remain registered as an investment company under the 1940 Act, the 1940 Act, or as the Trustees may consider necessary or desirable.

Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote. On any matter submitted to a vote of Shareholders, all Shares of the Trust then entitled to vote shall, except as otherwise provided in the Bylaws, be voted in the aggregate as a single class without regard to series or classes of shares; provided, however, that (1) for so long as the Trust shall remain registered as an investment company under the 1940 Act, when required by the 1940 Act or (2) when the Trustees shall have determined that the matter affects one or more series or classes of Shares materially differently, only Shareholders of the series or classes so affected shall be entitled to vote on such matter. There shall be no cumulative voting in the election of Trustees.

Shares may be voted in person or by proxy. A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and, in the case of a challenge by any person other than the Trust, the burden of proving invalidity shall rest on the challenger. At any time when no Shares of a series or class are outstanding, the Trustees may exercise all rights of Shareholders of that series or class with respect to matters affecting that series or class and may with respect to that series or class take any action required by law, this Declaration of Trust or the Bylaws to be taken by the Shareholders thereof.

Section 2. Voting Power and Meetings. Meetings of Shareholders of any or all series or classes may be called by the Trustees from time to time for the purpose of taking action upon any matter requiring the vote or authority of the Shareholders of such series or classes as herein provided or upon any other matter deemed by the Trustees to be necessary or desirable, or as may be prescribed by law. A meeting of Shareholders may be held at any place designated by the Trustees. Notice of any meeting of Shareholders, stating the time and place of the meeting, shall be given or caused to be given by the Trustees to each Shareholder entitled to vote at such meeting by mailing such notice, postage prepaid, at least seven days before such meeting to the Shareholder’s address as it appears on the records of the Trust, or by facsimile or other electronic transmission, at least seven days before such meeting, to the telephone or facsimile number or e-mail or other electronic address most recently furnished to the Trust (or its agent) by the Shareholder. Notice of a meeting need not be given to any Shareholder if a written waiver of notice, executed before or after the meeting by such Shareholder or his attorney thereunto authorized, is filed with the records of the meeting, or to any Shareholder who attends the meeting without protesting prior thereto or at its commencement the lack of notice to him or her.

Section 3. Quorum and Required Vote. Subject to such greater or lesser amount (i) required by law, by the Bylaws or by this Declaration of Trust or (ii) as determined by the Trustees, as to any or all matters, 30% of the Shares entitled to vote on a particular matter shall constitute a quorum at a Shareholders’ meeting. Any lesser number shall be sufficient for, but not require, adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without further notice. Except when a larger vote is required by any provision of law or of this Declaration of Trust, the Bylaws or by a resolution of the Trustees, when a quorum is present at any meeting, a majority of the Shares voted shall decide any questions and a plurality shall elect a Trustee, provided that where any provision of law or of this Declaration of Trust or the Bylaws requires that the holders of any series or class shall vote as an individual series or class then a majority of the Shares of that series or class voted on the matter (or a plurality with respect to the election of a Trustee) shall decide that matter insofar as that series or class is concerned. Any purported vote of any Shareholders, which purported vote does not meet the requirements of applicable state or federal law, may be disregarded as invalid if so determined by the Trustees or the chairman of any meeting of Shareholders. In such event, such Shares shall nevertheless be counted for purposes of determining whether a quorum is present.

Section 4. Action by Written Consent. Except as otherwise provided by a majority of the Trustees then in office, shareholder action may only be taken at a duly called and held meeting of Shareholders called for such purpose, and not by written consent.

Section 5. Record Dates. For the purpose of determining the Shareholders of any Series or class who are entitled to vote or act at any meeting or any adjournment thereof, the Trustees may from time to time fix a time, which shall be not more than 120 days before the date of any meeting of Shareholders, as the record date for determining the Shareholders of such Series or class having the right to notice of and to vote at such meeting and any adjournment thereof, and in such case only Shareholders of record on such record date shall have such right, notwithstanding any transfer of Shares on the books of the Trust after the record date. For the purpose of determining the Shareholders of any Series or class who are entitled to receive payment of any dividend or of any other distribution, the Trustees may from time to time fix a date, which shall be on or before the date for the payment of such dividend or such other payment, as the record date for determining the Shareholders of such Series or class having the right to receive such dividend or distribution. Without fixing a record date the Trustees may for voting and/or distribution purposes close the register or transfer books for one or more Series or classes for all or any part of the period prior to a meeting of Shareholders or the payment of a distribution. Nothing in this Section shall be construed as precluding the Trustees from setting different record dates for different Series or classes.

Section 6. Additional Provisions. The Bylaws may include further provisions, not in violation of this Declaration of Trust, regarding Shareholders’ voting powers, the conduct of meetings and related matters.

Section 7. Certain Transactions.

(a) Notwithstanding any other provision of this Declaration and subject to the exceptions provided in sub-section (d) of this Section 7, the types of transactions described in subsection (b) of this Section 7 shall require the affirmative vote of the holders of (i) eighty percent (80%) of the Trustees and (ii) seventy-five percent (75%) of each Class of Shares outstanding (with each such Class voting separately thereon), when a Principal Shareholder (as defined in sub-section (b) of this Section 7) is determined by the Trustees to be a party to the transaction. Such affirmative vote shall be in addition to the vote of the holders of Shares otherwise required by law or by the terms of any Class or Series, whether now or hereafter authorized, or by any agreement between the Trust and any national securities exchange.

(b) The term “Principal Shareholder” shall mean any Person which is the beneficial owner, directly or indirectly, of more than five percent (5%) of the Outstanding Shares of the Trust or of any Class and shall include any “affiliate” or “associate”, as such terms are defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934. For the purpose of this Section 7, in addition to the Shares which a Person beneficially owns directly: (i) a Person shall be deemed to be the beneficial owner of any Shares (A) which the Trustees determine it has the right to acquire pursuant to any agreement or upon exercise of conversion rights or warrants, or otherwise (but excluding Share options granted by the Trust) or (B) which the Trustees determine are beneficially owned, directly or indirectly (including Shares deemed owned through application of clause (A) above), by any other Person with which it or its “affiliate” or “associate” (as defined above) has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of Shares, or which is its affiliate or associate; and (ii) the outstanding Shares shall include Shares deemed owned through application of clauses (A) and (B) above but shall not include any other Shares which are not at the time issued and outstanding but may be issuable pursuant to any agreement, or upon exercise of conversion rights or warrants, or otherwise.

(c) This Section 7 shall apply to the following transactions:

(i) The merger or consolidation of the Trust or any subsidiary of the Trust with or into any Principal Shareholder.

(ii) The issuance of any securities of the Trust to any Principal Shareholder for cash.

(iii) The sale, lease or exchange of all or any substantial part of the assets of the Trust (measured at the time that such termination was originally approved as set forth in Article V, Section 7(a) above) to any Principal Shareholder (except assets determined by the Trustees to have an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period or assets sold in the ordinary course of business).

(iv) The sale, lease or exchange to or with the Trust or any subsidiary thereof, in exchange for securities of the Trust, of any assets of any Principal Shareholder (except assets determined by the Trustees to have an aggregate fair market value of less than $1,000,000 aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

For purposes of this sub-section 7(c), the term “Principal Shareholder” shall include all subsidiaries, affiliates, associates, or other persons acting in concert with any Principal Shareholder.

(d) The provisions of this Section 7 shall not be applicable to (i) any of the transactions described in sub-section (c) of this Section 7 if the Trustees shall by resolution have approved a memorandum of understanding with such Principal Shareholder with respect to and substantially consistent with such transaction, or (ii) any such transaction with any Person of which a majority of the outstanding shares of all classes of stock normally entitled to vote in the election of directors is owned of record or beneficially by the Trust and its subsidiaries.

(e) The Trustees shall have the power to determine for the purposes of this Section 7 on the basis of information known to the Trust, whether (i) a Person beneficially owns more than five percent (5%) of the outstanding Shares or is otherwise a Principal Shareholder, (ii) a Person is an “affiliate” or “associate” (as defined above) of another, (iii) the assets being acquired or leased to or by the Trust or any subsidiary thereof constitute a substantial part or the assets of the Trust and have an aggregate fair market value of less than $1,000,000, (iv) the memorandum of understanding referred to in sub-section (d) hereof is substantially consistent with the transaction covered thereby, and (v) the provisions of the Section 8 otherwise apply to any Person or transaction. Any such determination shall be conclusive and binding for all purposes of this Section 7.

Section 8. Conversion. Notwithstanding any other provisions of this Declaration of Trust, for so long as the Trust shall remain registered as an investment company under the 1940 Act, the conversion of the Trust from a “closed-end company” to an “open-end company,” as those terms are defined in Section 5(a)(2) and 5(a)(1), respectively, of the 1940 Act shall require the affirmative vote of the holders of seventy-five percent (75%) of each class of Shares outstanding (with each class of Shares separately voting thereon thereto as a separate class). Such affirmative vote shall be in addition to the vote of the holders of the Shares otherwise required by law or by the terms of any class or series of Shares, whether now or hereafter authorized, or by any agreement between the Trust and any national securities exchange. However, if such conversion is recommended by at least 75% of the Trustees then in office, the vote or written consent of the holders of a majority of the outstanding voting securities of the Trust (which voting securities shall vote separately on the matter by class) shall be sufficient to authorize such conversion.

Section 9. Transactions with Certain Shareholders

1. Definitions.

For purposes of this Article V, Section 9, the following words have the meanings indicated:

(a) “Acquiring person” means a person who makes or proposes to make a control share acquisition.

(b) “Associate”, when used to indicate a relationship with any person, means a person that:

(i) directly or indirectly controls, or is controlled by, or is under common control with, the person specified; or

(ii) is acting or intends to act jointly or in concert with the person specified.

(c) “Control share acquisition” means the acquisition, directly or indirectly, by any person, of ownership of, or the power to direct the exercise of voting power with respect to, issued and outstanding control shares. Shares acquired within 90 days or Shares acquired under a plan to make a control share acquisition are considered to have been acquired in the same acquisition.

A “control share acquisition” does not include the acquisition of Shares:

(i) under a merger, consolidation, or share exchange if the Trust is a party to the merger, consolidation, or share exchange; or

(ii) made in good faith and not for the purpose of circumventing this Article V by any person whose voting rights have previously been authorized by Shareholders in compliance with this Article V.

(d) “Control shares” means Shares that would, if aggregated with all other Shares of the Trust (including Shares the acquisition of which is excluded from “control share acquisition” in subsection (c) above) owned by a person or in respect of which that person is entitled to exercise or direct the exercise of voting power, except solely by virtue of a revocable proxy, entitle that person, directly or indirectly, to exercise or direct the exercise of the voting power of Shares of the Trust in the election of Trust within any of the following ranges of voting power:

(i) One-tenth or more, but less than one-third of all voting power;

(ii) One-third or more, but less than a majority of all voting power; or

(iii) A majority or more of all voting power.

“Control shares” includes Shares only to the extent that the acquiring person, following the acquisition of the Shares, is entitled, directly or indirectly, to exercise or direct the exercise of voting power within any level of voting power set forth above for which approval has not been obtained previously under this Article V.

(e)“Interested shares” means Shares of the Trust in respect of which any of the following persons is entitled to exercise or direct the exercise of the voting power of Shares of the Trust in the election of Trustees:

(i) An acquiring person;

(ii) An officer of the Trust or the Trust’s Adviser; or

(iii) An employee of the Trust or the Trust’s Adviser who is also a Trustee of the Trust.

(f) “Person” includes an associate of the person.

2. Voting Rights.

(a) Holders of control shares of the Trust acquired in a control share acquisition have no voting rights with respect to the control shares except to the extent approved by the Shareholders at a meeting held pursuant to Article V, Section 12, by the affirmative vote of two-thirds of all the votes entitled to be cast on the matter, excluding all interested shares.

(b) A person may not be deemed to be entitled to exercise or direct the exercise of voting power with respect to the Shares held for the benefit of others if the person:

(i) is acting in the ordinary course of business, in good faith and not for the purpose of circumventing the provisions of this Section 10; and

(ii) is not entitled to exercise or to direct the exercise of the voting power of the Shares unless the person first seeks to obtain the instruction of another person.

3. Acquiring Person Statement.

(a) Any person who proposes to make or who has made a control share acquisition may deliver an acquiring person statement to the Trust as the Trust’s principal office. The acquiring person statement shall set forth all of the following:

(i) The identity of the acquiring person and each other member of any group of which the person is a part for purposes of determining control shares;

(ii) The number of shares of the Trust owned (directly or indirectly) by the acquiring person and each other member of any group;

(iii) The applicable range of voting power as set forth in Article V, Section 9(d); and

(iv) If the control share acquisition has not yet occurred:

(A) A description in reasonable detail of the terms of the proposed control share acquisition; and

(B) Representations of the acquiring person, together with a statement in reasonable detail of the facts on which they are based, that:

(i) The proposed control share acquisition, if consummated, will not be contrary to law; and

(ii) The acquiring person has the financial capacity, through financing to be provided by the acquiring person and any additional specified sources of financing required pursuant to Article V, Section 13, to make the proposed control share acquisition.

4. Special Meeting for Acquiring Person.

(a) Except as provided in Article V, Section 13, if the acquiring person requests, at the time of delivery of an acquiring person statement, and gives a written undertaking to pay the Trust’s expenses of a special meeting, except the expenses of opposing approval of the voting rights, within 10 days after the day on which the Trust receives both the request and the undertaking, the Board of Trustees shall call a special meeting of Shareholders of the Trust for the purpose of considering the voting rights to be accorded the Shares acquired or to be acquired in the control share acquisition.

(b) The Board of Trustees may require the acquiring person to give bond, with sufficient surety, to reasonably assure the Trust that this undertaking will be satisfied.

(c) Unless the acquiring person agrees in writing to another date, the special meeting of Shareholders shall be held within 50 days after the day on which the Trust has received both the request and the undertaking.

(d) If the acquiring person makes a request in writing at the time of delivery of the acquiring person statement, the special meeting may not be held sooner than 30 days after the day on which the Trust receives the acquiring person statement.

(e) If no request is made by the acquiring person under subsection (a) above, the issue of the voting rights to be accorded the Shares acquired in the control share acquisition may, at the option of the Trust, be presented for consideration at any meeting of Shareholders.

(f) If no request is made under subsection (a) above and the Trust proposes to present the issue of voting rights to be accorded the Shares acquired in a control share acquisition for consideration at any meeting of Shareholders, the Trust shall provide the acquiring person with written notice of the proposal not less than 20 days before the date on which notice of the meeting is given.

5. Financing Requirements for Call of Special Meeting for Acquiring Person.

(a) A call of a special meeting of Shareholders of the Trust is not required to be made under Article V, Section 12 unless, at the time of delivery of an acquiring person statement under Article V, Section 11, the acquiring person has:

(i) Entered into a definitive financing agreement or agreements with one or more responsible financial institutions or other entities that have the necessary financial capacity, providing for any amount of financing of the control share acquisition not to be provided by the acquiring person; and

(ii) Delivered a copy of the agreements to the Trust. Article V, Section 14. Notice of Special Meeting for Acquiring Person.

(c) If a special meeting of Shareholders is requested by an acquiring person, notice of the special meeting shall be given as promptly as reasonably practicable by the Trust to all Shareholders of record as of the record date set for the meeting, whether or not the Shareholder is entitled to vote at the meeting.

(d) Notice of the special or annual meeting of Shareholders at which the voting rights of an acquiring person are to be considered shall include or be accompanied by the following:

(i) A copy of the acquiring person statement delivered to the Trust pursuant to Article V, Section 11; and

(ii) A statement by the Board of Trustees setting forth the position or recommendation of the Board, or stating that the Board is taking no position or making no recommendation with respect to the issue of voting rights to be accorded the control shares.

6. Redemption Rights of the Trust.

(a) If an acquiring person statement has been delivered on or before the 10th day after the control share acquisition, the Trust may, at its option, redeem any or all control shares, except control shares for which voting rights have been previously approved under Article V, Section 10, at any time during a 60-day period commencing on the day of a meeting at which voting rights are considered under Article V, Section 12, and are not approved.

(b) In addition to the redemption rights authorized under subsection (a) above, if an acquiring person statement has not been delivered on or before the 10th day after the control share acquisition, the Trust may, at its option, redeem any or all control shares, except control shares for which voting rights have been previously approved under Article V, Section 10, at any time commencing on the 11th day after the control share acquisition and ending 60 days after a statement has been delivered.

(c) Any redemption of control shares under this Section 15 shall be at “fair value”, which shall mean the closing price of the Shares on the New York Stock Exchange on the preceding trading day.

ARTICLE VI

Distributions, and Redemptions and Repurchases

Section 1. Distributions. The Trustees may each year, or more frequently if they so determine, distribute to the Shareholders of each series out of the assets of such series such amounts as the Trustees may determine. Any such distribution to the Shareholders of a particular series shall be made to said Shareholders pro rata in proportion to the number of Shares of such series held by each of them, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of Shares of that Series, and any distribution to the Shareholders of a particular class of Shares shall be made to such Shareholders pro rata in proportion to the number of Shares of such class held by each of them. Such distributions shall be made in cash, Shares or other property, or a combination thereof, as determined by the Trustees. Any such distribution paid in Shares will be paid in accordance with the Bylaws and applicable law.

Section 2. Redemptions and Repurchases. Except as otherwise provided by a majority of the Trustees, the Shares are only redeemable at the option of the Trust. The Trust may, but is not required to, purchase or otherwise acquire Shares in accordance with applicable law.

Section 3. Redemption at the Option of the Trust. The Trust shall have the right at its option and at any time to redeem Shares of any Shareholder for consideration as determined by the Trustees: (i) if at such time such Shareholder owns fewer Shares of any series or class than, or Shares having an aggregate value of less than, an amount determined from time to time by the Trustees, in which case the Trust may redeem all Shares owned by such Shareholder or only so many of such Shares as may be required to compensate the Trust for any fee fixed from time to time by the Trustees for the maintenance of small accounts; (ii) to the extent that such Shareholder owns Shares of a particular series of Shares equal to or in excess of a percentage of the outstanding Shares of that series determined from time to time by the Trustees; (iii) to the extent that such Shareholder owns Shares of the Trust representing a percentage equal to or in excess of such percentage of the aggregate number of outstanding Shares of the Trust or the aggregate value of the Trust determined from time to time by the Trustees; (iv) if such Shareholder fails to supply appropriate personal and tax identification information requested by the Trust; (v) if such Shareholder fails to meet or maintain the qualifications for ownership of a particular series or class; or (vi) if the Trustees determine for any other reason, in their sole discretion, that the ownership of Shares by a Shareholder is not in the best interests of the remaining Shareholders of the Trust or of the applicable series or class.

ARTICLE VII

Compensation and Limitation of Liability of Trustees

Section 1. Compensation. The Trustees as such shall be entitled to reasonable compensation from the Trust; they may fix the amount of their compensation. Nothing herein shall in any way prevent the employment of any Trustee for advisory, management, legal, accounting, investment banking or other services and payment for the same by the Trust.

Section 2. Limitation of Liability. No Trustee shall be subject in such capacity to any personal liability whatsoever, save only, for so long as the Trust shall remain registered as an investment company under the 1940 Act, a Trustee shall be liable for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee and for nothing else. A Trustee shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, manager or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. The appointment, designation or identification of a Trustee as an officer of the Trustees or of any committee of the Trustees, or as an expert with respect to certain matters (including without limitation identification of a Trustee as an “audit committee financial expert”) shall not impose on that person any duty, obligation or liability that is greater than the duties, obligations and liabilities imposed on that person as a Trustee in the absence of such appointment, designation or identification, and no Trustee who has special skills or expertise or who is appointed, designated or identified as aforesaid, shall be held to a higher standard of care by virtue thereof or be limited in any way with respect to any right or privilege to which such person would otherwise be entitled as a Trustee hereunder, including without limitation the right of indemnification. For so long as the Trust shall remain registered as an investment company under the 1940 Act, nothing in this Declaration of Trust shall protect any Trustee against any liability to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

ARTICLE VIII

Indemnification

Section 1. Trustees, Officers, etc. Subject to any limitations or requirements contained in the Bylaws, the Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a “Covered Person”) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any threatened, pending or contemplated action, suit or other proceeding, whether civil, criminal, administrative, arbitrative or investigative and whether formal or informal before any court or administrative or legislative or other body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of any alleged act or omission as a Trustee or officer or by reason of his or her being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding (a) not to have acted in good faith, (b) not to have acted in the reasonable belief that such Covered Person’s action was in (or not opposed to) the best interests of the Trust, (c) in the case of a criminal proceeding, to have had reasonable cause to believe his or her action was unlawful or (d) for so long as the Trust shall remain registered as an investment company under the 1940 Act, to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office (each of such exceptions being referred to hereinafter as “Disabling Conduct”). Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article; provided, however, that, for so long as the Trust shall remain registered as an investment company under the 1940 Act, at least one of the following conditions must also be met: (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article. For purposes of the determination or opinion referred to in clause (c), the majority of the disinterested Trustees acting on the matter or independent legal counsel, as the case may be, shall afford the Covered Person a rebuttable presumption that the Covered Person did not engage in Disabling Conduct.

Section 2. Compromise Payment. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the action, suit or proceeding was brought, that such Covered Person engaged in Disabling Conduct, indemnification shall be provided if (a) approved as in the best interests of the Trust, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person did not engage in Disabling Conduct, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry) to the effect that such Covered Person did not engage in Disabling Conduct. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have engaged in Disabling Conduct.

Section 3. Right Not Exclusive. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VIII, the term “Covered Person” shall include such person’s heirs, executors and administrators and, for so long as the Trust shall remain registered as an investment company under the 1940 Act, a “disinterested Trustee” is a Trustee who is not an “interested person” of the Trust as defined in Section 2(a)(19) of the 1940 Act (or who has been exempted from being an “interested person” by any rule, regulation or order of the Securities and Exchange Commission) and against whom none of the actions, suits or other proceedings in question or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees or officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

Section 4. Shareholders. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his or her being or having been a Shareholder of the Trust or of a particular series or class and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representative or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of the series (or attributable to the class) of which he or she is a Shareholder or former Shareholder to be held harmless from and indemnified against all loss and expense arising from such liability.

ARTICLE X

Miscellaneous

Section 1. Trustees, Shareholders, etc. Not Personally Liable for Obligations of the Trust; Notice. All persons extending credit to, contracting with or having any claim against the Trust or a particular series or class shall look only to the assets of the Trust or, to the extent that the liability of the Trust may have been expressly limited by contract to the assets of a particular series or attributable to a particular class, only to the assets belonging to the relevant series or attributable to the relevant class, for payment under such credit, contract or claim, and neither the Shareholders nor the Trustees, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by any Trustee, officer, employee or agent on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been executed or done only in or with respect to such person’s capacity as a Trustee, officer, employee or agent, and such person shall not be personally liable thereon.

Every note, bond, contract, instrument, certificate or undertaking made or issued on behalf of the Trust by any Trustee, officer, employee or agent of the Trust shall give notice that this Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts and shall recite that the same was executed or made by or on behalf of the Trust or by them as Trustees, officers, employees, agents of the Trust or otherwise and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust or upon the assets belonging to the series or attributable to the class for the benefit of which the Trustees have caused the note, bond, contract, instrument, certificate or undertaking to be made or issued, and may contain such further recitals as the person so executing may deem appropriate, but any omission of such notice or recitals shall not operate to bind any such Trustee, officer, employee or agent or the Shareholders individually.

Section 2. Trustee’s Good Faith Actions Binding, Expert Advice, No Bond or Surety. The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

Section 3. Liability of Third Persons Dealing with Trustees. No person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

Section 4. Duration and Termination of Trust or any Series or Class. Unless terminated as provided herein, the Trust and each series and class shall continue without limitation of time. The Trust or any series or class of any series may be terminated at any time (i) by the Trustees, upon the approval of not less than 80% of the Trustees and with written notice to the Shareholders of the Trust or to the Shareholders of the particular series or class, as the case may be, or (ii) by Shareholders, upon the affirmative vote of two-thirds of the Shares of each series or class entitled to vote thereon.

Upon termination of the Trust (or of any series or class, as the case may be), after paying or otherwise providing for all charges, taxes, expenses and liabilities belonging, severally, to each series (or to the applicable series or attributable to the particular class, as the case may be), whether due or accrued or anticipated as may be determined by the Trustees, the Trust shall, in accordance with such procedures as the Trustees consider appropriate, reduce the remaining assets of the Trust, or of the particular series or class, as the case may be, to distributable form in cash or shares or other property, or any combination thereof, and distribute the proceeds to the Shareholders of the Trust, or of the particular series or class, ratably according to the number of Shares of such series or class held by the several Shareholders of such series or class on the date of termination, except to the extent otherwise required or permitted by the preferences and special or relative rights and privileges of any classes of Shares of that series or class.

Section 5. Merger, Consolidation, Sale of Assets and Other Reorganizations. Except as otherwise (i) required by applicable law or (ii) provided for in Article V, Section 7 hereof, the Trustees may, without Shareholder approval, authorize the Trust or any series or class to merge, consolidate or reorganize with any other entity (including another series or class of the Trust), or to sell or exchange all or substantially all of the assets of the Trust (measured at the time that such transaction was approved) or of any series or class, in each case upon such terms and for such consideration as they may determine to be in the best interests of the Trust or of the particular series or class. The authority provided by this Section shall be in addition to the powers granted to the Trustees under any other provision of this Declaration of Trust.

Section 6. Filing and Copies, References, Headings. The original or a copy of this instrument and of each amendment hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each amendment hereto shall be filed by the Trust with the Secretary of the Commonwealth of Massachusetts and with the Boston City Clerk, as well as any other governmental office where such filing may from time to time be required. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to whether or not any such amendments have been made and as to any matters in connection with the Trust hereunder; and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any such amendments. In this instrument and in any such amendment, references to this instrument, and all expressions like “herein,” “hereof” and “hereunder,” shall be deemed to refer to this instrument as amended or affected by any such amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or to control or affect the meaning, construction or effect of this instrument. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

Section 7. Applicable Law. This Declaration of Trust is made in the Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth. The Trust shall be of the type commonly called a Massachusetts business trust, and, without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust.

Section 8. Amendments. This Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized to do so by a vote of the Shareholders, provided that Shareholder authorization shall not be required in the case of any amendment (i) having the purpose of changing the name of the Trust or of any series or class of Shares or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein or having any other purpose which is ministerial or clerical in nature or (ii) which is determined by the Trustees in their sole discretion not to have a material adverse effect on the Shareholders of any series or class of Shares. Notwithstanding the foregoing, to the extent that Shareholders are entitled to vote on any matter that in the judgement of the Board of Trustees would prevent, impede or make less efficient or more costly the implementation of the proposals adopted by Shareholders at the Special Meeting of Shareholders held on _____, 2021 or the realization of the benefits sought thereby, notwithstanding any other provision of the Declaration, such matter shall, unless otherwise determined by the vote of at least 80% of the Board of Trustees, require the affirmative vote of not less than 75% of the outstanding Shares.

Section 9. Addresses. The address of the principal place of business of the Trust is 2515 McKinney Avenue, Suite 1100, Dallas, Texas 75201.

Section 10. Resident Agent. The Trustees shall maintain a resident agent in The Commonwealth of Massachusetts which agent shall initially be CT Corporation System, 155 Federal Street, Boston, Massachusetts 02110. The Trustees may designate from time to time a successor resident in The Commonwealth of Massachusetts.

[Signature page follows]

IN WITNESS WHEREOF, the Secretary of the Trust, pursuant to authority granted by the Trustees by Board approval on August [     ], 2021, signed this instrument on this [     ]th day of August, 2021.

Name: Stephanie Vitiello
Title: Secretary